As filed with the Securities and Exchange Commission on August 16, 2012

Registration Nos. 2-75503, 811-03364

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	(X)

Pre-Effective Amendment No.	( )
Post-Effective Amendment No. 128	(X)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT	(X	)
OF 1940

Amendment No. 128	(X	)

MAXIM SERIES FUND, INC.

(Exact Name of Registrant as Specified in Charter)

8515 E. Orchard Road

Greenwood Village, Colorado 80111

Registrant’s Telephone Number, including Area Code: (866) 831-7129

Mitchell T.G. Graye

President and Chief Executive Officer

Maxim Series Fund, Inc.

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Address of Principal Executive Offices)

(Name and Address of Agent for Service)

Copies of Communications to:

Renee M. Hardt, Esq.

Vedder Price P.C.

222 North LaSalle Street

Chicago, Illinois 60601

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b) of Rule 485 on , pursuant to paragraph (b) of Rule 485
60 days after filing, pursuant to paragraph (a)(1) of Rule 485 on , pursuant to paragraph (a)(1) of Rule 485
x	75 days after filing, pursuant to paragraph (a)(2) of Rule 485 on , pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 128 to the Registration Statement on Form N-1A is being filed under Rule 485(a)(2) under the Securities Act of 1933, as amended, for the purpose of adding a new Portfolio, which is a series of Maxim Series Fund, Inc. This Post-Effective Amendment No. 128 is not intended to amend or delete any part of the Registration Statement, except as specifically noted herein.

MAXIM SERIES FUND, INC.

Maxim Real Estate Index Portfolio

Initial Class Ticker:

Class L Ticker:

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 64 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares –Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must invest through a Permitted Account that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is                     , 2012

Portfolio Summary

Investment Objective

The Portfolio seeks investment results, before fees and expenses, that track the total return of a benchmark index that measures the performance of publicly traded equity real estate investment trusts (“REITs”).

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	0.70%	0.70%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.70%	0.95%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Initial Class	$72	$224
Class L	$97	$303

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities included in the Dow Jones U.S. Select Real Estate Investment Trust (REIT) IndexSM (the “Benchmark Index”). The Benchmark Index is a market capitalization-weighted index of publicly traded equity REITs.

The portfolio managers may also use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, for cash management purposes.

The Portfolio’s investment objective and principal investment strategies are non-fundamental and can be changed by the Portfolio’s Board of Directors without shareholder approval. The Portfolio will provide 60 days’ prior written notice to shareholders of any change in its 80% policy as described above.

Principal Investment Risks

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The following is a summary of the principal investment risks of investing in the Portfolio:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Industry Concentration Risk - Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry. Because the Portfolio concentrates its assets in REIT stocks, industry concentration risk is high.

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole.

Tracking Error Risk - The Portfolio may not be able to precisely track the performance of the Benchmark Index.

Investment Style Risk - Returns from REIT stocks – which typically are small- or mid-capitalization stocks – may trail returns from the overall stock market.

Interest Rate Risk - REIT stock prices overall may decline because of rising interest rates. Interest rate risk is high for the Portfolio.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Exchange-Traded Funds (“ETFs”) Risk - An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Portfolio shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Portfolio invests. Lack of liquidity in an ETF could result in it being more volatile.

Non-Diversification Risk - The Portfolio is classified as non-diversified, which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance

No portfolio performance data is provided because the Portfolio had not commenced operations as of the date of this Prospectus. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

MCM

Sub-Adviser

Geode Capital Management, LLC (the “Sub-Adviser”)

Portfolio Managers

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Name	Title	Length of Service as Manager of Portfolio
James Francis	Senior Portfolio Manager	2012
Lou Bottari	Portfolio Manager	2012
Patrick Waddell	Portfolio Manager	2012
Maximilian Kaufmann	Portfolio Manager	2012
Peter Matthew	Assistant Portfolio Manager	2012

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeems shares of the Portfolio based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offers shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Portfolio

More Information About the Portfolio’s Investments

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Securities

The Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as

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increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

REITs

REITs are publicly traded corporations or trusts that invest in residential or commercial real estate. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation. Unlike corporations, REITs do not have to pay income taxes if they meet certain Code requirements. REITs generally offer investors greater liquidity and diversification than direct ownership of a handful of properties. REITs also offer the potential for higher income than an investment in common stocks would provide. As with any investment in real estate, however, a REIT’s performance depends on specific factors, such as an underlying company’s ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. Nevertheless, returns from REITs may not correspond to returns from direct property ownership.

Small and Medium Size Companies

The Portfolio may, in a manner consistent with its investment objective and policies, invest in small and medium size companies. Accordingly, you also should be aware of the risks associated with small and medium size companies.

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less then three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

Tracking a Benchmark Index

The Portfolio is not actively managed, but is designed to track the performance of its Benchmark Index (sometimes referred to in this Prospectus as an “Index Portfolio”).

Advantages of Index Portfolios

Index Portfolios typically have the following characteristics:

•	Variety of investments. Index Portfolios generally invest in a wide variety of companies and industries.
•	Relative performance consistency. Because they seek to track market benchmarks, Index Portfolios usually do not perform dramatically better or worse than their benchmarks.
•

Low cost.  Index Portfolios are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

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Compared with actively managed portfolios, most Index Portfolios have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Portfolios may pay out higher-than-expected taxable distributions. This is because Index Portfolios must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Portfolio to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Portfolios

The value of the Portfolio will generally decline when the performance of its Benchmark Index declines. Because the Portfolio is designed to track an index before fees and expenses, the Portfolio cannot purchase other securities that may help offset declines in its index. In addition, because the Portfolio may not hold all issues included in its index, may not always be fully invested, and bears advisory, administrative and other expenses and transaction costs in trading securities, the performance of the Portfolio may fail to match the performance of its Benchmark Index, after taking expenses into account. It is not possible to invest directly in an index.

Additional Information About the Benchmark Index

The Dow Jones U.S. Select REIT IndexSM is a float-adjusted market capitalization-weighted index of publicly traded REITs.

The “Dow Jones U.S. Select Real Estate Investment Trust (REIT) IndexSM” is a product of Dow Jones Indexes, the marketing name and a licensed trademark of CME Group Index Services LLC (“CME”), and has been licensed for use. “Dow Jones®”, “Dow Jones U.S. Select Real Estate Investment Trust Index” and “Dow Jones Indexes” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed for use for certain purposes by MCM. The Portfolio is not sponsored, endorsed, sold or promoted by Dow Jones, CME or their respective affiliates. Dow Jones, CME and their respective affiliates make no representation or warranty, express or implied, to the Portfolio or any member of the public regarding the advisability of trading in the Portfolio. Dow Jones’, CME’s and their respective affiliates’ only relationship to the Portfolio is the licensing of certain trademarks and trade names of Dow Jones and of the Dow Jones U.S. Select Real Estate Investment Trust IndexSM which is determined, composed and calculated by CME without regard to MCM or the Portfolio. Dow Jones and CME have no obligation to take the needs of MCM or the Portfolio into consideration in determining, composing or calculating the Dow Jones U.S. Select Real Estate Investment Trust IndexSM. Dow Jones, CME and their respective affiliates are not responsible for and have not participated in the determination of the timing of, pricing at, or quantities of the Portfolio to be sold. Dow Jones, CME and their respective affiliates have no obligation or liability in connection with the administration, marketing or trading of the Portfolio. Notwithstanding the foregoing, CME Group, Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the Portfolio currently being issued by MCM, but which may be similar to and competitive with the Portfolio. In addition, CME Group, Inc. and its affiliates may trade financial products which are linked to the performance of the Dow Jones U.S. Select Real Estate Investment Trust IndexSM. It is possible that this trading activity will affect the value of the Dow Jones U.S. Select Real Estate Investment Trust IndexSM and the Portfolio.

DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES U.S. SELECT REAL ESTATE INVESTMENT TRUST INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES U.S. SELECT REAL ESTATE INVESTMENT TRUST INDEX OR ANY DATA INCLUDED THEREIN. DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO

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THE DOW JONES U.S. SELECT REAL ESTATE INVESTMENT TRUST OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, CME OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CME AND MCM, OTHER THAN THE LICENSORS OF CME.

The Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if MCM’s agreement with the sponsor of its target index is terminated, or for any other reason. In any such instance, the substitute index would measure the same market segment as the current index.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Portfolio may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Portfolio may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Portfolio. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its

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original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend common stock or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Industry Concentration Risk - Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry, and the securities of companies in that industry could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry, and these companies can be sensitive to adverse economic, regulatory, or financial developments. The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry, including REITs, can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, and the management skill and creditworthiness of the issuer. REITs tend to be small- and mid-capitalization companies, and their shares may be more volatile and less liquid. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT, and REITs may not have diversified holdings. Because REITs are pooled investment vehicles that have expenses of their own, the Portfolio will indirectly bear its proportionate share of those expenses. REITs also may be subject to interest rate risk and may be subject to the possibility of failing to qualify for preferential tax treatment.

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Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Portfolio could have poor investment results even if it is tracking closely the return of the Benchmark Index, because the adverse performance of a particular stock normally will not result in eliminating the stock from the Portfolio. The Portfolio will remain invested in stocks even when stock prices are generally falling.

Tracking Error Risk - Several factors may affect the Portfolio’s ability to precisely track the performance of the Benchmark Index. For example, unlike the Benchmark Index, which is an unmanaged group of securities, the Portfolio has fees and expenses that will reduce the Portfolio’s total return. In addition, the Portfolio may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Portfolio and the Benchmark Index. Further, there may be timing differences associated with additions to and deletions from the Benchmark Index, changes in the shares outstanding of the component securities, and the Portfolio may not be fully invested – either as a result of cash flows into the Portfolio or as a result of reserves of cash held by the Portfolio to meet redemptions. The use of sampling techniques or futures or other derivatives positions may affect the Portfolio’s ability to achieve close correlation with the Benchmark Index.

Investment Style Risk - There is a possibility that returns from REIT stocks – which typically are small- or mid-capitalization stocks – may trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Interest Rate Risk - REIT stock prices overall may decline because of rising interest rates. Interest rate risk is high for the Portfolio.

Derivative Risk - A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

ETFs Risk - An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. An Index Portfolio could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Portfolio shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Portfolio invests.

Non-Diversification Risk - The Portfolio is classified as non-diversified, which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers. Because a significant percentage of the Portfolio’s assets may be invested in a single issuer, the Portfolio’s performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio’s transaction costs.

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Other Risk Factors Associated with the Portfolio

Since 2008, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2011, MCM provides investment management services for mutual funds and other investment portfolios representing assets of $12.8 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.70% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser will be available in the Portfolio’s Annual Report to shareholders for the period ending December 31, 2012.

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Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Geode Capital Management, LLC (“Geode”) is registered as an investment adviser with the SEC. Geode’s principal business address is One Post Office Square, 28th Floor, Boston, Massachusetts 01209.

James Francis, Lou Bottari, Patrick Waddell, and Maximilian Kaufmann are Portfolio Managers of the Portfolio, and Peter Matthew is the Assistant Portfolio Manager of the Portfolio.

James Francis has been a Senior Portfolio Manager with Geode since September 2011. In addition to his portfolio management responsibilities, Mr. Francis is responsible for new product development. Prior to joining Geode, Mr. Francis was a Director and Portfolio Manager at Deutsche Asset Management from 2008 to 2011 and a Senior Portfolio Manager at Northern Trust Global Investments from 2005 to 2007. He was employed by State Street Global Advisors from 1987 to 2005 and served as a portfolio manager for over 16 years.

Lou Bottari has been a Portfolio Manager with Geode since July 2010. Prior to July 2010, Mr. Bottari was an Assistant Portfolio Manager with Geode since May 2008. In addition to his portfolio management responsibilities, Mr. Bottari is responsible for new product development. Prior to joining Geode, Mr. Bottari was an Assistant Portfolio Manager with Pyramis Global Advisors from 2005 to 2008. Mr. Bottari began his career at Fidelity Investments in 1991.

Patrick Waddell has been a Portfolio Manager with Geode since July 2006. Prior to July 2006, Mr. Waddell was an Assistant Portfolio Manager with Geode since February 2004. In addition to his portfolio management responsibilities, Mr. Waddell is responsible for new product development. Prior to joining Geode, Mr. Waddell was employed by Fidelity Investments from December 1997 to February 2004 where he worked as a Senior Portfolio Assistant for over two years.

Maximilian Kaufmann has been a Senior Portfolio Manager with Geode since February 2012. Prior to February 2012, Mr. Kaufmann was a Portfolio Manager with Geode since August 2009. In addition to his portfolio management responsibilities, Mr. Kaufmann is responsible for quantitative research and new product development. Prior to joining Geode, Mr. Kaufman was Senior Vice President at PanAgora Asset Management from 2003 to 2007 and Lazard Asset Management from 2007 to 2009.

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Peter Matthew has been an Assistant Portfolio Manager with Geode since June 2012. Prior to June 2012, Mr. Matthew was a Portfolio Manager Assistant with Geode since July 2011 and a Senior Operation Associate since April 2007. Prior to joining Geode in 2007, Mr. Matthew was employed by eSecLending from 2005 to 2007 and by State Street Corporation from 2001 to 2005.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Portfolio.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

We calculate a separate net asset value for each share class of the Portfolio. We determine net asset value by dividing net assets of each of the Portfolio’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares for the applicable share class.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares

Participants in, or owners of, Permitted Accounts that purchased shares of the Portfolio on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Portfolio.

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The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Portfolio through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these portfolios to a greater degree than portfolios which invest in highly liquid securities, in part because the portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result

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in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio. In addition, if the Portfolio fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Portfolio through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Portfolio depend on the provisions of the Permitted Account through which you invest in the Portfolio. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Share Classes

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The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Each class of shares generally has the same rights, except for the differing distribution and service fees, and the exclusive voting rights by each class of shares with respect to any distribution plan for such class of shares.

Class L Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders.

The distribution and service plan provides for a fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

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Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio’s performance and other information.

Financial Highlights

The Portfolio had not commenced operations as of December 31, 2011; therefore, no financial highlights for the Portfolio are available.

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy

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information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Money Market Portfolio Ticker: MXMXX	Maxim Conservative Profile II Portfolio Initial Class Ticker: MXCPX Class L Ticker: MXIPX
Maxim Short Duration Bond Portfolio Initial Class Ticker: MXSDX Class L	Maxim Moderately Conservative Profile II Portfolio Initial Class Ticker: MXDPX Class L Ticker: MXHPX
Maxim U.S. Government Mortgage Securities Portfolio Initial Class Ticker: MXGMX Class L	Maxim Moderate Profile II Portfolio Initial Class Ticker: MXMPX Class L Ticker: MXGPX
Maxim Federated Bond Portfolio Initial Class Ticker: MXFDX Class L	Maxim Moderately Aggressive Profile II Portfolio Initial Class Ticker: MXBPX Class L Ticker: MXFPX
Maxim Bond Index Portfolio Initial Class Ticker: MXBIX Class L Ticker: MXBJX	Maxim Aggressive Profile II Portfolio Initial Class Ticker: MXAPX Class L Ticker: MXEPX
Maxim Loomis Sayles Bond Portfolio Initial Class Ticker: MXLMX Class L	Maxim Lifetime 2015 Portfolio I Class T Ticker: MXLTX Class T1 Ticker: MXLUX Class L
Maxim Putnam High Yield Bond Portfolio Ticker: MXHYX	Maxim Lifetime 2015 Portfolio II Class T Ticker: MXLVX Class T1 Ticker: MXLWX Class L Ticker: MXLQX
Maxim Templeton Global Bond Portfolio Initial Class Ticker: MXGBX Class L	Maxim Lifetime 2015 Portfolio III Class T Ticker: MXLYX Class T1 Ticker: MXLZX Class L
Maxim Loomis Sayles Small-Cap Value Portfolio Initial Class Ticker: MXLSX Class L	Maxim Lifetime 2025 Portfolio I Class T Ticker: MXALX Class T1 Ticker: MXBLX Class L
Maxim Invesco Small-Cap Value Portfolio (formerly Maxim Small-Cap Value Portfolio) Initial Class Ticker: MXSVX Class L	Maxim Lifetime 2025 Portfolio II Class T Ticker: MXCLX Class T1 Ticker: MXDLX Class L Ticker: MXCDX
Maxim Ariel Small-Cap Value Portfolio Initial Class Ticker: MXSCX Class L Ticker: MXAVX	Maxim Lifetime 2025 Portfolio III Class T Ticker: MXELX Class T1 Ticker: MXFLX Class L
Maxim S&P SmallCap 600® Index Portfolio (formerly Maxim Index 600 Portfolio) Initial Class Ticker: MXISX Class L: MXNSX	Maxim Lifetime 2035 Portfolio I Class T Ticker: MXGLX Class T1 Ticker: MXHLX Class L
Maxim Small-Cap Growth Portfolio Initial Class Ticker: MXSGX Class L	Maxim Lifetime 2035 Portfolio II Class T Ticker: MXILX Class T1 Ticker: MXJLX Class L Ticker: MXLRX
Maxim Goldman Sachs MidCap Value Portfolio (formerly Maxim MidCap Value Portfolio) Initial Class Ticker: MXMVX Class L	Maxim Lifetime 2035 Portfolio III Class T Ticker: MXKLX Class T1 Ticker: MXLLX Class L
Maxim Ariel MidCap Value Portfolio Initial Class Ticker: MXMCX Class L	Maxim Lifetime 2045 Portfolio I Class T Ticker: MXMLX Class T1 Ticker: MXNLX Class L
Maxim S&P MidCap 400® Index Portfolio Initial Class Ticker: MXMDX Class L	Maxim Lifetime 2045 Portfolio II Class T Ticker: MXOLX Class T1 Ticker: MXPLX Class L Ticker: MXYLX
Maxim T. Rowe Price MidCap Growth Portfolio Initial Class Ticker: MXMGX	Maxim Lifetime 2045 Portfolio III Class T Ticker: MXQLX

Class L: MXTMX	Class T1 Ticker: MXRLX Class L
Maxim T. Rowe Price Equity/Income Portfolio Initial Class Ticker: MXEQX Class L Ticker: MXTQX	Maxim Lifetime 2055 Portfolio I Class T Ticker: MXSLX Class T1 Ticker: MXTLX Class L
Maxim Putnam Equity Income Portfolio Initial Class Ticker: MXQIX Class L	Maxim Lifetime 2055 Portfolio II Class T Ticker: MXULX Class T1 Ticker: MXVLX Class L Ticker: MXZLX
Maxim Stock Index Portfolio Initial Class Ticker: MXSIX Class L	Maxim Lifetime 2055 Portfolio III Class T Ticker: MXWLX Class T1 Ticker: MXXLX Class L
Maxim S&P 500® Index Portfolio Initial Class Ticker: MXVIX Class L Ticker: MXVJX	Maxim SecureFoundation® Lifetime 2015 Portfolio Class G Ticker: MXSJX Class G1 Ticker: MXSKX Class L Ticker: MXLEX
Maxim American Century Growth Portfolio Initial Class Ticker: MXGRX Class L	Maxim SecureFoundation® Lifetime 2020 Portfolio Class G Ticker: MXSMX Class G1 Ticker: MXSPX Class L Ticker: MXLFX
Maxim Janus Large Cap Growth Portfolio Initial Class Ticker: MXLGX Class L	Maxim SecureFoundation® Lifetime 2025 Portfolio Class G Ticker: MXSNX Class G1 Ticker: MXSOX Class L Ticker: MXLHX
Maxim MFS International Value Portfolio Initial Class Ticker: MXIVX Class L	Maxim SecureFoundation® Lifetime 2030 Portfolio Class G Ticker: MXSQX Class G1 Ticker: MXASX Class L Ticker: MXLIX
Maxim Invesco ADR Portfolio Initial Class Ticker: MXIAX Class L Ticker: MXADX	Maxim SecureFoundation® Lifetime 2035 Portfolio Class G Ticker: MXSRX Class G1 Ticker: MXSSX Class L Ticker: MXLJX
Maxim International Index Portfolio Initial Class Ticker: MXINX Class L	Maxim SecureFoundation® Lifetime 2040 Portfolio Class G Ticker: MXDSX Class G1 Ticker: MXESX Class L Ticker: MXLKX
Maxim MFS International Growth Portfolio Initial Class Ticker: MXIGX Class L	Maxim SecureFoundation® Lifetime 2045 Portfolio Class G Ticker: MXSTX Class G1 Ticker: MXSWX Class L Ticker: MXLNX
Maxim Real Estate Index Portfolio Initial Class Ticker: Class L Ticker:	Maxim SecureFoundation® Lifetime 2050 Portfolio Class G Ticker: MXFSX Class G1 Ticker: MXHSX Class L Ticker: MXLOX
Maxim Conservative Profile I Portfolio Initial Class Ticker: MXVPX Class L	Maxim SecureFoundation® Lifetime 2055 Portfolio Class G Ticker: MXSYX Class G1 Ticker: MXSZX Class L Ticker: MXLPX
Maxim Moderately Conservative Profile I Portfolio Initial Class Ticker: MXTPX Class L	Maxim SecureFoundation® Balanced Portfolio Class G Ticker: MXSBX Class G1 Ticker: MXSHX Class L Ticker: MXLDX
Maxim Moderate Profile I Portfolio Initial Class Ticker: MXOPX Class L
Maxim Moderately Aggressive Profile I Portfolio Initial Class Ticker: MXRPX Class L
Maxim Aggressive Profile I Portfolio Initial Class Ticker: MXPPX Class L

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(the “Portfolio(s)”)

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Throughout this SAI, “Portfolio” is intended to refer to each Portfolio listed above, unless otherwise indicated. This SAI is not a Prospectus. It contains information in addition to the information in the Prospectuses for the Portfolios. The Prospectuses for the Portfolios, which we may amend from time to time, contain the basic information you should know before investing in a Portfolio. This SAI should be read together with the Prospectus for the Maxim Real Estate Index Portfolio, dated October     , 2012, and the Prospectuses for the rest of the Portfolios, each dated May 1, 2012. Requests for copies of Prospectuses should be made by writing to: Secretary, Maxim Series Fund, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111, by calling 1-866-831-7129, or by viewing http://www.maximfunds.com. The financial statements, appearing in the Annual Reports, are incorporated into this SAI by reference. Copies of the Annual Reports are available, without charge, and can be obtained by calling 1-866-831-7129 or by viewing at http://www.maximfunds.com.

October     , 2012

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INFORMATION ABOUT THE FUND AND PORTFOLIOS

Maxim Series Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Fund offers 64 Portfolios. This SAI describes the 63 Portfolios, 26 of which are diversified Portfolios and 37 of which are non-diversified Portfolios. The Fund is a Maryland corporation organized on December 7, 1981 and commenced business as an investment company on February 5, 1982.

Portfolios that offer only one class of shares do not have sales charges or distribution fees. Certain Portfolios offer two or more classes of shares. The Initial Class, Class T, and Class G shares offered with certain Portfolios do not have sales charges or distribution fees. The Class L, Class T1, and Class G1 shares offered with certain Portfolios do not have sales charges but have a distribution fee (or 12b-1 fee).

Currently, shares of the Portfolios may be sold to and held by separate accounts of insurance companies to fund benefits under certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to participants in connection with qualified retirement plans (“retirement plans”) and, with respect to certain Portfolios, to participants in connection with college saving programs (collectively, “Permitted Accounts”) and to asset allocation portfolios that are series of the Fund. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of GWL&A, serves as the Fund’s investment adviser.

Diversified Portfolios

Each diversified Portfolio will operate as a diversified investment Portfolio of the Fund. This means that at least 75% of the value of its total assets will be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities, the value of which with respect to any one issuer is neither more than 5% of the Portfolio’s total assets nor more than 10% of the outstanding voting securities of such issuer.

Non-Diversified Portfolios

A non-diversified Portfolio is any Portfolio other than a diversified Portfolio. The Maxim Templeton Global Bond Portfolio, Maxim Real Estate Index Portfolio, the Maxim Profile I Portfolios, the Maxim Profile II Portfolios (the “Profile Portfolios” or each a “Profile Portfolio”), the Lifetime Portfolios, the SecureFoundation® Balanced Portfolio, and the SecureFoundation® Lifetime Portfolios are considered “non-diversified” because they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified Portfolio. Because a relatively high percentage of a non-diversified Portfolio’s assets may be invested in the securities of a limited number of issuers, some of which may be in the same industry, the Portfolio may be more sensitive to changes in the market value of a single issuer or industry.

INVESTMENT LIMITATIONS

Fundamental Policies

The Fund has adopted limitations on the investment activity of its Portfolios which are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the affected Portfolio. These limitations apply to all Portfolios. If changes to the fundamental policies of only one Portfolio are being sought, only shares of that Portfolio are entitled to vote. “Majority” for this purpose and under the Investment Company Act of 1940, as amended (“1940 Act”), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. A complete statement of all such limitations is set forth below.

1. BORROWING. The Fund (i.e., each Portfolio) will not borrow money except that the Fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve borrowing, in a manner consistent with the Fund’s investment objective and program, provided that any such borrowings comply with applicable regulatory requirements.

2. COMMODITIES, FUTURES, AND OPTIONS THEREON. The Fund (i.e., each Portfolio) will not purchase or sell physical commodities; except that it may purchase and sell derivatives (including, but not limited to, futures contracts and options on futures contracts). The Fund does not consider currency contracts or hybrid investments to be commodities.

3. INDUSTRY CONCENTRATION. The Fund (i.e., each Portfolio) will not purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund’s net assets would be invested in the securities of issuers having their principal business activities in the same industry; provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or of certificates of deposit or bankers acceptances. It is the current position of the staff of the SEC that each foreign government is considered to be a separate industry for purposes of this restriction. Notwithstanding the foregoing, each of the Maxim International Index, Maxim Real Estate Index, Maxim S&P 500® Index, Maxim S&P MidCap 400® Index,, Maxim S&P SmallCap 600® Index, and Maxim Stock Index Portfolios (the “Equity Index Portfolio(s)” or each an “Equity Index Portfolio”) and Maxim Bond Index Portfolio may concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index if its benchmark index (as described within the current Prospectus) is so concentrated; for purposes of this limitation, whether an Equity Index Portfolio or the Maxim Bond Index Portfolio is concentrated in an industry or group of industries shall be determined in accordance with the 1940 Act and as interpreted or modified from time to time by any regulatory or judicial authority having jurisdiction.

4. LOANS. The Fund (i.e., each Portfolio) will not make loans, although the Fund may (i) lend portfolio securities; (ii) enter into repurchase agreements; and (iii) acquire debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) purchase debt.

5. DIVERSIFICATION. The Fund (i.e., each Portfolio) will not, with respect to 75% of the value of the Portfolio’s total assets, purchase a security if, as a result (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer (other than the U.S. government or any of its agencies or instrumentalities or repurchase agreements collateralized by U.S. government securities, and other investment companies) or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by other investment companies). This investment restriction does not apply to the Maxim Templeton Global Bond Portfolio, Maxim Real Estate Index Portfolio, the Profile Portfolios, the Lifetime Portfolios, the SecureFoundation® Balanced Portfolio, or the SecureFoundation® Lifetime Portfolios as these portfolios are considered non-diversified for purposes of the 1940 Act.

6. REAL ESTATE. The Fund (i.e., each Portfolio) will not purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

7. SENIOR SECURITIES. The Fund (i.e., each Portfolio) will not issue senior securities except in compliance with the 1940 Act.

8. UNDERWRITING. The Fund (i.e., each Portfolio) will not underwrite securities issued by other persons, except to the extent the Fund may be deemed to be an underwriter under applicable law in connection with the sale of its portfolio securities in the ordinary course of pursuing its investment program.

All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction No. 2 above.

Non-Fundamental Policies

In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of each of the following Portfolios to normally invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in the particular type of investments suggested by the applicable Portfolio's name. If the Board of Directors determines to change the non-fundamental policy for any of these Portfolios, that Portfolio will provide no less than 60 days prior written notice to the shareholders before implementing the change of investment policy.

Maxim Ariel MidCap Value Portfolio	Maxim Real Estate Index Portfolio
Maxim Ariel Small-Cap Value Portfolio	Maxim S&P 500® Index Portfolio
Maxim Bond Index Portfolio	Maxim S&P MidCap 400® Index Portfolio
Maxim Federated Bond Portfolio	Maxim S&P SmallCap 600® Index Portfolio
Maxim Goldman Sachs MidCap Value Portfolio	Maxim Short Duration Bond Portfolio
Maxim Invesco ADR Portfolio	Maxim Small-Cap Growth Portfolio
Maxim Invesco Small-Cap Value Portfolio	Maxim Stock Index Portfolio

Maxim Janus Large Cap Growth Portfolio	Maxim T. Rowe Price Equity/Income Portfolio
Maxim Loomis Sayles Bond Portfolio	Maxim T. Rowe Price MidCap Growth Portfolio
Maxim Loomis Sayles Small-Cap Value Portfolio	Maxim Templeton Global Bond Portfolio
Maxim Putnam High Yield Bond Portfolio	Maxim U.S. Government Mortgage Securities Portfolio
Maxim Putnam Equity Income Portfolio

Operating Policies

The Fund has also adopted the following additional operating restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.

Under these policies, the Portfolios will not:

1.    Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Portfolio’s net assets;

2.    Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities (5% for the Maxim Money Market Portfolio);

3.    Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and any orders issued by the SEC;

4.    Purchase participations or other direct interest in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs, except that a Portfolio may purchase securities of issuers which invest or deal in the above.

INVESTMENT POLICIES AND PRACTICES

The investment objectives, investment strategies, and principal risks of each Portfolio are described in the Prospectuses for the Portfolios. This SAI contains supplemental information about those strategies and risks and the types of securities that MCM or a sub-adviser to a Portfolio (“Sub-Adviser”) may select for each Portfolio. Additional information also is provided about the strategies that a Portfolio may use to try to achieve its objective. Except as described below and except as otherwise specifically stated in the applicable Prospectus or this SAI, each Portfolio’s investment policies set forth in its Prospectus and in this SAI are not fundamental and may be changed without shareholder approval.

The following pages contain more detailed information about types of securities in which the Portfolios may invest, as well as investment practices and techniques that MCM or any Sub-Adviser may employ in pursuit of the applicable Portfolio’s investment objective, subject to their respective investment objectives, strategies and restrictions, and a discussion of related risks. MCM and/or the Sub-Advisers may not buy all of these securities or use all of these techniques to the full extent permitted unless it believes that they are consistent with the applicable Portfolio’s investment objectives and policies and that doing so will help the Portfolio achieve its objectives. Unless otherwise indicated, each Portfolio may invest in all these securities or use all of these techniques. In addition, due to unavailability, economic unfeasibility or other factors, a Portfolio may simply have no opportunity to invest in a particular security or use a particular investment technique.

Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Bankers’ Acceptances. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. The Portfolios generally will not invest in acceptances with maturities exceeding seven days where doing so would tend to create liquidity problems.

Bank Obligations.    The Portfolios may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Bills.    A bill is a short-term debt instrument, usually with a maturity of two years or less.

Borrowing.    The Portfolios may borrow from banks or through reverse repurchase agreements. If a Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Portfolio makes additional investments while borrowings are outstanding, this may be considered a form of leverage. In the event a Portfolio borrows in excess of 5% of its total assets, at the time of such borrowing it will have an asset coverage of at least 300%.

Under the 1940 Act, the Portfolios may also borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Brady Bonds.    Brady bonds are debt obligations created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady.

Brady bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated). They are actively traded in the over-the-counter secondary market.

Collateralized Brady bonds may be fixed rate par bonds or floating rate discount bonds, which are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady bonds. Interest payments on these Brady bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to Collateralized Brady bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady bonds in the normal course. In addition, in light of the residual risk of Brady bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady bonds, investments in Brady bonds are to be viewed as speculative.

Debt restructurings have been implemented under the Brady Plan in a number of countries, including Argentina, Brazil, Bolivia, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jorden, Mexico, Morocco, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela, with the largest proportion of Brady bonds having been issued to date by Argentina, Mexico and Venezuela. Most Argentine and Mexican Brady bonds and a significant portion of the Venezuelan Brady bonds issued to date are Collateralized Brady bonds with interest coupon payments collateralized on a rolling-forward basis by funds or securities held in escrow by an agent for the bondholders.

Each Portfolio may invest in Brady Bonds only if it is consistent with quality specifications established from time to time by MCM or the Sub-Adviser to that Portfolio.

Caps and Floors.    Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

Certificates of Deposit.  A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

Collateralized Mortgage Obligations.  A Collateralized Mortgage Obligation (“CMO”) is a bond that uses certificates issued by the Government National Mortgage Association, or the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation as collateral in trust. The trust then issues several bonds which will be paid using the cash flow from the collateral. The trust can redirect cash flow temporarily, first paying one bond before other bonds are paid. The trust can also redirect prepayments from one bond to another bond, creating some stable bonds and some volatile bonds. The proportion of principal cash flow and interest cash flow from the collateral flowing to each bond can also be changed, creating bonds with higher or lower coupons to the extreme of passing through the interest only to one bond and principal only to another bond. Variable rate or floating coupon bonds are also often created through the use of CMOs.

Commercial Paper.  Commercial paper is an unsecured short-term promissory note issued by a corporation primarily to finance short-term credit needs.

Common Stock.  Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, owners of bonds and preferred stock take precedence over the claims of those who own common stock. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or stated price, which enable an investor to benefit from increases in the market price of the underlying common stock. A convertible security may also be called for redemption or conversion by the issuer after a particular date and, under certain circumstances (including a specified price), may be called for redemption or conversion on a date established upon issue. If a convertible security held by a Portfolio is called for redemption or conversion, the Portfolio could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Corporate Fixed Income Obligations.  Corporate fixed income obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate fixed income obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Some corporate fixed income obligations are demand instruments, which require the issuer or a third party, either on a conditional or unconditional basis, to repurchase the security for its face value upon demand.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Portfolio’s net asset value to the extent it invests in such securities. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield-high risk “junk bonds,” which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on a Portfolio’s ability to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, portfolio managers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating the Portfolio’s net asset value.

Since investors generally perceive that there are greater risks associated with the medium to lower rated securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Portfolio’s net asset value.

Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities.

In addition to the risk of default, there are the related costs of recovery on defaulted issues. A Portfolio’s manager will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

Portfolio managers employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. Portfolio managers continually monitor the investments in the applicable Portfolios and evaluate whether to dispose of or to retain corporate fixed income obligations whose credit ratings or credit quality may have changed.

Debt Securities.  Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities. Debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations when due (credit risk) and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (market risk).

Debt Security Ratings.  Portfolio managers may consider the ratings assigned by various investment services and independent rating organizations, such as Moody’s and S&P, that publish ratings based upon their assessment of the relative creditworthiness of debt securities. Generally, a lower rating indicates higher credit risk, and higher yields are ordinarily available from securities in the lower rating categories to compensate investors for the increased credit risk. These ratings are described at the end of this SAI in Appendix A. The ratings of nationally recognized statistical rating organization (“NRSRO”), such as Moody’s and S&P, represent their opinions as to the quality of the instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality.

The reliance on credit ratings in evaluating securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis at the time of the rating of the obligor’s ability to pay interest and repay principal, typically relying to a large extent on historical data. They do not purport to reflect the risk of fluctuations in market value of the debt securities and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. The credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition or events since the security was last rated. Additionally, rating agencies may have a financial interest in generating business from the arranger or issuer of the security that normally pays for that rating, and a low rating might affect future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating. Additionally, Congress and the U.S. Treasury have been in discussions about rating agencies’ role in recent financial turmoil and potential legislation in an effort to reform rating agencies. It is uncertain how such legislation or additional regulation by the SEC might impact the ratings agency business and the investment process of portfolio managers.

Discount Obligations.  Investment in discount obligations (including most Brady bonds) may be in securities which were (i) initially issued at a discount from their face value, and (ii) purchased by a Portfolio at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on obligations purchased by a Portfolio may be significant, and accretion of market discount together with original issue discount, will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

Distressed Debt Obligations.  Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a Portfolio or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of the portfolio manager of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

A Portfolio will generally make such investments only when the portfolio manager believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Portfolio will receive any interest payments on the distressed debt securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a Portfolio, there can be no assurance that the securities or other assets received by the Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Portfolio's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Portfolio may be restricted from disposing of such securities. None of the Portfolios will generally purchase securities that are in default or subject to bankruptcy proceedings in amounts greater than 5% of such Portfolio’s assets. Securities that have been downgraded to Ca/CC or lower subsequent to purchase shall not be included in this limitation.

Emerging Markets Issuers.  Emerging markets include (i) countries that have an emerging stock market as defined by MSCI, Inc.; (ii) countries with low- to middle-income economies as classified by the World Bank; or (iii) other countries or markets with similar emerging characteristics. Issuers whose principal activities are in countries with emerging markets include issuers: (1) organized under the laws of, (2) whose securities have their primary trading market in, (3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (4) having at least 50% of their assets located in, a country with an emerging market.

Exchange Traded Funds.  Exchange traded funds (“ETF(s)”) are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. These indexes may be broad-based, sector or international. A Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, a sector ETF may be adversely affected by the performance of that specific sector or group of industries on which it is based. A Portfolio investing in an ETF would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Portfolio’s expenses

(i.e., management fees and operating expenses), shareholders of the Portfolio may also indirectly bear similar expenses of an ETF.

Portfolios will also incur brokerage commissions and related charges when purchasing shares in an ETF in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to NAV.

An investment vehicle issuing ETFs may not be actively managed. Rather, the investment vehicle’s objective is to track the performance of a specific index. Therefore, securities may be purchased, retained and sold at times when an actively managed fund would not do so. As a result, you can expect greater risk of loss (and a corresponding greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.

Please also see the discussion concerning the risks associated with derivative transactions under “Derivative Instruments,” below.

Eurodollar Certificates of Deposit.  A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. Dollars. Eurodollar certificates of deposit are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Floating Rate Note.  A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but has a resetting of the interest rate on a one to six month rollover basis.

Foreign Securities.  There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the U.S., and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.

A Portfolio’s investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or developmental assistance, currency transfer restrictions, illiquid markets, delays and disruptions in securities settlement procedures.

Most foreign securities in a Portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to a Portfolio in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Portfolio’s investments (even if the price of the investments is unchanged) and changes in the dollar value of a Portfolio’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Portfolio’s assets and on the net investment income available for distribution may be favorable or unfavorable.

A Portfolio may incur costs in connection with conversions between various currencies. In addition, a Portfolio may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a Portfolio declares and pays a dividend, or between the time when a Portfolio accrues and pays an operating expense in U.S. Dollars.

American Depository Receipts (“ADRs”), as well as other “hybrid” forms of ADRs including European Depository Receipts and Global Depository Receipts, are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying security at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to the risks associated with investing directly in foreign securities. These risks include foreign exchange risks as well as the political and economic risks of the underlying issuer’s country.

Futures.  See “Derivative Instruments” below.

Hedging.  Hedging transactions are intended to reduce specific risks. For example, to protect a Portfolio against circumstances that would normally cause the Portfolio’s securities to decline in value, the Portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. A Portfolio may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A Portfolio’s ability to hedge may be limited by the costs of the derivatives contracts. A Portfolio may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its Portfolio, (2) use derivatives contracts that cover a narrow range of circumstances, or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Portfolio.

High Yield-High Risk Debt Securities (“Junk Bonds”).  High yield-high risk debt securities, often referred to as “junk bonds,” are debt securities that are rated lower than Baa by Moody’s Investors Service or BBB by Standard & Poor’s Corporation, or are of comparable quality if unrated. High yield-high risk securities include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing.

Investments in high yield-high risk securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities. A severe economic downturn or increase in interest rates might increase defaults in high yield-high risk securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield-high risk securities, thus further disrupting the market for such securities.

High yield-high risk securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are U.S. Treasury or investment grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of high yield-high risk debt bonds tend not to fall as much as U.S. Treasury or investment grade bonds. Conversely, when interest rates fall, high yield-high risk bonds tend to underperform U.S. Treasury and investment grade bonds because high yield-high risk bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield-high risk securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield-high risk securities could also be at greater risk because high yield-high risk securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield-high risk security owned by a Portfolio defaults, the Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield-high risk securities and a Portfolio’s net asset value. Furthermore, in the case of high yield-high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

High yield-high risk securities present risks based on payment expectations. For example, high yield-high risk securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a

Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield-high risk securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield-high risk securities than in the case of investment grade bonds.

Special tax considerations are associated with investing in high yield-high risk securities structured as zero coupon or pay-in-kind securities. The Portfolios report the interest on these securities as income even though they receive no cash interest until the security’s maturity or payment date.

In addition, the credit ratings assigned to high yield-high risk securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield-high risk securities. Credit agencies may also fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value.

Because the risk of default is higher for lower-quality debt securities, portfolio managers will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. Although the ratings of recognized rating services such as Moody’s and Standard & Poor’s are considered, analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, existing debt, earnings prospects, operating history, and the experience and managerial strength of the issuer. Thus, the achievement of a Portfolio’s investment objective may be more dependent on the portfolio manager’s own credit analysis than might be the case for a Portfolio which invests in higher quality bonds. The portfolio managers continually monitor the investments in the Portfolios and carefully evaluate whether to dispose of or retain high yield-high risk securities whose credit ratings have changed. The Portfolios may retain a security whose credit rating has changed.

New laws and proposed new laws may negatively affect the market for high yield-high risk securities.

A Portfolio may choose, at its expense or in conjunction with other involved parties, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of a Portfolio’s shareholders.

Illiquid Securities.  The term “illiquid securities” or non-publicly traded securities generally means securities that cannot be sold in the ordinary course of business within seven days at approximately the price used in determining a Portfolio’s net asset value. Under the supervision of the Board of Directors, MCM or the Sub-Adviser, as applicable, determines the liquidity of portfolio securities and, through reports from MCM or the Sub-Adviser, as applicable, the Board of Directors monitors investments in illiquid securities. Certain types of securities are considered generally to be illiquid. Included among these are “restricted securities” which are securities whose public resale is subject to legal restrictions. However, certain types of restricted securities (commonly known as “Rule 144A securities”) that can be resold to qualified institutional buyers may be treated as liquid if they are determined to be readily marketable pursuant to policies and guidelines of the Board of Directors. See “Restricted Securities” and “Rule 144A Securities” below.

A Portfolio may be unable to sell illiquid securities when desirable or may be forced to sell them at a price that is lower than the price at which they are valued or that could be obtained if the securities were more liquid. In addition, sales of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than do sales of securities that are not illiquid. Illiquid securities may also be more difficult to value due to the unavailability of reliable market quotations for such securities.

Investment Companies.  Each Portfolio limits its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act generally precludes a Portfolio from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Portfolio; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Portfolio. However, the Portfolios may invest in investment companies beyond these general limits pursuant to certain provisions of the 1940 Act, rules under the 1940 Act, or SEC orders subject to certain conditions.

Under Section 12(d)(1)(F), the Portfolios and all of its affiliated persons may purchase up to 3% of an unaffiliated investment company’s total outstanding stock. If the Portfolio invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Portfolio exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, the Portfolio will either seek instruction from the Portfolio’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Portfolio pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Lifetime Portfolios, SecureFoundation® Balanced Portfolio, and the SecureFoundation® Lifetime Portfolios expect to rely on Section 12(d)(1)(F) in purchasing shares of Underlying Portfolios that are not money market funds or affiliated with the Fund.

Each Portfolio may invest in shares of registered investment companies within the limitations of the 1940 Act and any orders issued by the SEC. The following discussion of registered investment companies may be of particular relevance to those who invest in the Profile Portfolios, the Lifetime Portfolios, the SecureFoundation® Balanced Portfolio, or the SecureFoundation® Lifetime Portfolios. These Portfolios are known as “funds-of-funds” because they seek to achieve their investment objectives by investing in other registered investment companies (the “Underlying Portfolios”).

The Underlying Portfolios’ investments, the different types of securities the Underlying Portfolios typically invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by Underlying Portfolios are currently known. Not all Underlying Portfolios discussed below are eligible investments for each Portfolio. A Portfolio will invest in Underlying Portfolios that are intended to help it achieve its investment objective.

Registered investment companies may issue and redeem their shares on a continuous basis (open-end funds) or may offer a fixed number of shares usually listed on an exchange (closed-end funds). Exchange Traded Funds, which are also a type of registered investment company, are discussed above. Registered investment companies generally offer investors the advantages of diversification and professional investment management by combining shareholders’ money and investing it in various types of securities, such as stocks, bonds and money market securities. Registered investment companies also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements, buying and selling futures contracts, illiquid and restricted securities and repurchase agreements, and borrowing or lending money and/or portfolio securities. The risks of investing in registered investment companies generally reflect the risks of the securities in which the registered investment companies invest and the investment techniques they may employ. Also, registered investment companies charge fees and incur operating expenses.

Open-end funds come in many varieties. For example, there are index funds, stock funds, bond funds, money market funds, and more. Stock funds typically seek capital growth and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Stock funds typically may enter into delayed-delivery or when-issued issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus in a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus in a specific industry or group of industries. The greater a fund’s investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio. A stock fund’s other investments and use of investment techniques also will affect its performance and portfolio value.

Small-cap stock funds seek capital growth and invest primarily in equity securities of companies with smaller market capitalizations. Small-cap stock funds generally make similar types of investments and employ similar types of techniques as other stock funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap stock funds, therefore, tend to be more volatile than stock funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors.

International stock funds seek capital growth and invest primarily in equity securities of foreign issuers. Global stock funds invest primarily in equity securities of both domestic and foreign issuers. International and global stock funds generally make similar types of investments and employ similar types of investment techniques as other stock funds, except they focus on stocks of foreign issuers. Some international stock and global stock funds invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global stock funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts.

Bond funds seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically may enter into delayed-delivery or when–issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yield debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities is depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all.

Money market funds typically seek current income and a stable share price of $1.00 by investing in money market securities. Money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, banker’s acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when-issued basis.

Loan Participations and Assignments.  Loan Participations and Assignments are interests in loans and therefore are considered to be investments in debt securities. If a Portfolio purchases a Loan Participation, the Portfolio typically will have a contractual relationship only with the lender that sold the Participation, and not with the borrower. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Portfolio will acquire Loan Participations only if the lender interpositioned between the Portfolio and the borrower is believed by MCM or Sub-Adviser to be creditworthy. When a Portfolio purchases Assignments from lenders, the Portfolio will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Portfolio may have difficulty disposing of Loan Participations and Assignments. In certain cases, such instruments may not be highly liquid and therefore could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Portfolio’s ability to dispose of particular Loan Participations or Assignments in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Board of Directors has adopted policies and procedures for the purpose of determining whether holdings are liquid or illiquid. The determination as to whether a particular Loan Participation or Assignment is liquid or illiquid depends upon the frequency of trades and quotes, the number of dealers willing to purchase or sell, the number of other potential buyers, dealer undertakings to make a market in the security, the nature of the Loan Participation or Assignment, and its market place, including such considerations as the time needed to dispose of it, the method of soliciting offers and the mechanics of transfer. To the extent that liquid Assignments and Loan Participation that a Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Portfolio’s assets invested in illiquid assets would increase.

In valuing a Loan Participation or Assignment held by a Portfolio for which a secondary trading market exists, the Portfolio will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Portfolio’s Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Directors.

Lending of Portfolio Securities.  Subject to Investment Limitations described above for all Portfolios, each Portfolio of the Fund from time-to-time may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third (33 1/3%) of the value of a Portfolio’s total assets (including the value of collateral received). No lending may be made with any companies affiliated with MCM or the Sub-Advisers. Securities lending allows a Portfolio to retain ownership of the securities loaned and, at the same time, to earn additional income.

MCM understands that it is the current view of the SEC Staff that a Portfolio may engage in loan transactions only under the following conditions: (1) the Portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Portfolio must be able to terminate the loan at any time; and (4) the Portfolio must receive reasonable interest on the loan from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Portfolio must be able to vote proxies on the securities loaned, by terminating the loan.

Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Lower Quality Debt Securities.  Lower quality debt securities are securities that are rated in the lower categories by nationally recognized statistical rating organizations (i.e., Ba or lower by Moody’s and BB or lower by Standard & Poor’s) or unrated securities of comparable quality. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. Although these securities generally provide greater income than investments in higher rated securities, they are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. MCM and its Sub-Advisers will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. Although the ratings of recognized rating services such as Moody’s and Standard & Poor’s are considered, analysis will focus on relative values based on such factors as interest or dividend coverage, existing debt, asset coverage, earnings prospects, operating history, and the experience and managerial strength of the issuer. Thus, the achievement of a Portfolio’s investment objective may be more dependent on the investment adviser’s own credit analysis than might be the case for a portfolio which invests in higher quality bonds. MCM and its Sub-Advisers continually monitor the investments in the Portfolios and carefully evaluate whether to dispose of or retain lower quality securities whose credit ratings have changed. The Portfolios may retain a security whose credit rating has changed.

A Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Portfolio’s shareholders.

Money Market Instruments and Temporary Defensive and Other Short-Term Positions.  In addition to the Maxim Money Market Portfolio, each of the other Portfolios may hold cash or cash equivalents and may invest in short-term, high-quality debt instruments (that is in “money market instruments”) as deemed appropriate by MCM or the applicable Sub-Adviser, or may invest any or all of their assets in money market instruments as deemed necessary by MCM or the applicable Sub-Adviser for temporary defensive purposes.

The types of money market instruments in which the Portfolios may invest include, but are not limited to: (1) bankers’ acceptances; (2) obligations of U.S. and non-U.S. governments and their agencies and instrumentalities, including agency discount notes; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) obligations of U.S. banks, non-U.S. branches of such banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks (including certificates of deposit and time deposits); (5) asset-backed securities; (6) repurchase agreements; and (7) shares of money market funds (see “Investment Companies” under the Investment Policies and Practices section, above).

Mortgage-Backed Securities.  Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the investment in such securities may be made if deemed consistent with investment objectives and policies.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

Recent Market Events.  Beginning the second half of 2007, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have similarly been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. As discussed in more detail below, these events may have an adverse effect on the Portfolios to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by volatility in the fixed income markets.

The fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the Portfolios.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Federal National Mortgage Association’s (“FNMA”) and the Federal Home Loan Mortgage Corporation’s (“FHLMC”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (SPAs), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the conclusion of 2012, the remaining U.S. Treasury commitment will then be fully available to be drawn per the terms of the SPAs. In December 2009, the U.S. Treasury also amended the SPAs to provide FNMA and FHLMC with some additional flexibility to meet the requirement to reduce their mortgage portfolios. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful. In addition, new accounting standards and future Congressional action may affect the value of FNMA and FHLMC debt. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful. In addition, new accounting standards and future Congressional action may affect the value of FNMA and FHLMC debt. FNMA and FHLMC each has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and, in some cases, a lack of liquidity. The U.S. government, the Federal Reserve, the Treasury, the SEC, the Commodity Futures Trading Commission (“CFTC”), the Federal Deposit Insurance Corporation and other U.S. governmental and regulatory bodies have recently taken, or are considering taking, actions in response to the economic events of the past few years. These actions include, but are not limited to, the enactment by the United States Congress of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), signed into law on July 21, 2010, which imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, as well as requiring sweeping new regulations by the SEC, the CFTC and other regulators. Given the broad scope, sweeping nature, and relatively recent enactment of some of these statutes and regulatory measures, the potential impact they could have on securities held by the Portfolios currently is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Portfolios. Furthermore, no assurance can be made that the U.S. government or any U.S. regulatory body (or other authority or regulatory body) will refrain from taking further legislative or regulatory action.

Mortgage Dollar Rolls.  In a mortgage dollar roll, a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the “roll period”), the Portfolio foregoes principal and interest paid on the mortgage-backed securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio could suffer a loss if the contracting party fails to perform the future transaction and the Portfolio is therefore unable to buy back the mortgage-backed securities it initially sold. Mortgage dollar rolls transactions may (due to the deemed borrowing position involved), increase the Portfolio’s overall investment exposure and result in losses.

Dollar roll transactions involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities that the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. At the time the Portfolio enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Portfolios typically enter into dollar roll transactions to enhance the return either on an income or total return basis or to manage pre-payment risk. Dollar rolls are considered borrowings by the Portfolios under the 1940 Act.

Options.  See “Derivative Instruments” below.

Pooled Investment Vehicles.  A Portfolio may invest in the securities of pooled vehicles that are not investment companies. These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security. If a Portfolio invests in, and thus, is a shareholder of, a pooled vehicle, the Portfolio’s shareholders will indirectly bear the Portfolio’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable advisory fees, in addition to both the management fees payable directly by the Portfolio to the Portfolio’s own investment adviser and other expenses that the Portfolio bears directly in connection with its own operations. The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which a Portfolio may invest in certain pooled vehicles.

Preferred Stock.  Preferred stock is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts (“REITs”).  Equity REITs are generally considered to be REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate and their value depends upon that of the underlying properties. Mortgage REITs are generally considered to be REITs with 75% or more of their gross invested in book assets invested directly or indirectly in mortgages. Mortgage REITs make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Hybrid REITs are generally considered to be those REITs that do not meet the equity or mortgage tests. The values of REITs are also affected by management skill, cash flow, and tax and regulatory requirements.

Repurchase Agreements.  Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. Such agreements may be considered to be loans by the Portfolios for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount, and MCM or its Sub-Advisers will monitor the value of the collateral. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A Portfolio will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by MCM or the Sub-Adviser, as applicable.

Restricted Securities.  Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e, Rule 144A Securities). They may include private placement securities that have not been registered under the applicable securities laws, including securities sold to persons that the seller and any person acting on behalf of the seller reasonably believe to include qualified institutional buyers, as defined in Rule 144(A)(1) under the Securities Act of 1933 (the “Securities Act”). Restricted securities may not be listed on an exchange and may have no active trading market. A restricted security may be considered liquid, i.e., it can be resold to qualified institutional buyers or otherwise is determined to be readily marketable pursuant to policies and guidelines of the Board of Directors, but a restricted security shall generally be deemed illiquid if MCM or the Sub-Adviser, as applicable, has attempted to dispose of the security at approximately the amount at which it has been valued and has not been able to so dispose of the security for seven (7) days.

Subject to their percentage limitation on illiquid securities and other applicable policies of the Portfolios, the Portfolios may invest in restricted securities. An example of these securities are restricted securities that may be freely transferred among qualified institutional buyers, and for which a liquid institutional market has developed. If it is decided that a liquid market does exist, the securities will not be subject to a limit of 15% of the value of the applicable Portfolio’s holdings (or a 5% limitation, in the case of the Maxim Money Market Portfolio) of illiquid securities. While maintaining oversight, the Board of Directors has delegated the day-to-day function of making liquidity determinations to MCM and, as applicable, MCM has delegated to Sub-Advisers. To the extent a Portfolio invests in restricted securities that are deemed liquid, the general level of illiquidity in the Portfolio may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of securities held by the seller, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. The seller will use the proceeds of the reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The seller will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. These agreements are considered to be borrowings under the 1940 Act. Under the 1940 Act, a Portfolio is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Portfolio’s holdings may be disadvantageous from an investment standpoint. A Portfolio will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by MCM. Such transactions may increase fluctuations in the market value of Portfolio assets and may be viewed as a form of leverage.

Rule 144A Securities.  Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid in accordance with procedures adopted by the Board of Directors are deemed to be liquid securities for purposes of a Portfolio’s investment strategy. Subject to liquidity limitations, the Portfolios may invest in certain unregistered securities which may be sold under Rule 144A and which otherwise comply with the investment restrictions and policies regarding investing in illiquid securities for such applicable Portfolio. Due to changing market or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale. In addition, a Portfolio’s purchase of 144A securities may increase the level of the security’s illiquidity, as some institutional buyers may become uninterested in purchasing such securities after a Portfolio has purchased them. After purchase, the Board of Directors and MCM and, if applicable, a Sub-Adviser, will continue to monitor the liquidity of Rule 144A securities.

Short Sales “Against the Box.”  Short sales “against the box” are short sales of securities that a Portfolio owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a Portfolio enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A Portfolio will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

A Portfolio’s decision to make a short sale against the box may be a technique to hedge against market risks when the portfolio manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Stripped Treasury Securities.  Zero-coupon bonds are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because interest income is accrued throughout the term of the zero coupon obligation, but not actually received until maturity, a Portfolio may have to sell other securities to distribute such accrued interest prior to maturity of the zero coupon obligation in order to satisfy the distribution requirements for regulated investment companies under the Code. Zero coupon securities are purchased at a discount from face value, the discount reflecting the current value of the deferred interest. The discount is taxable even though there is no cash return until maturity.

Structured Securities.  Structured securities are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. The credit risk generally will be equivalent to that of the underlying instruments.

Structured securities may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Certain issuers of structured securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, any investment in these structured securities may be limited by the restrictions contained in the 1940 Act.

Supranational Entities.  A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the “World Bank”) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above, under “Foreign Securities.”

To Be Announced (“TBA”) Purchase Commitments.  Similar to When-Issued or Delayed-Delivery securities, a TBA purchase commitment is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Portfolio agrees to accept any securities that meet the specified terms. For example, in a TBA mortgage-backed transaction, a Portfolio and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying security until it issues the security. TBA purchase commitments involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

Time Deposits.  A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

U.S. Government Securities.  These are securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. U.S. Treasury bills and notes and certain agency securities, such as those issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government. Securities of other government agencies and instrumentalities are not backed by the full faith and credit of U.S. government. These securities have different degrees of government support and may involve the risk of non-payment of principal and interest. For example, some are supported by the agency’s right to borrow from the U.S. Treasury under certain circumstances, such as those of the Federal Home Loan Banks. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, such as those of the Federal National Mortgage Association. Still others are supported only by the credit of the agency that issued them, such as those of the Student Loan Marketing Association. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Some U.S. government securities, called “Treasury inflation-protected securities” or “TIPS,” are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Portfolio holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

A Portfolio may purchase additional non-TIP inflation-protected securities whose principal value or interest rate is periodically adjusted to the rate of inflation. If an inflation-protected security is adjusted to the principal amount, the adjusted principal value of the security repaid may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum coupon of 0%, and the principal value does not change.

Variable Amount Master Demand Notes.  A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the liquidity of the issuer must be determined through periodic credit analysis based upon publicly available information.

Variable or Floating Rate Securities.  These securities have interest rates that are adjusted periodically, or which “float” continuously according to formulas intended to stabilize their market values. Many of them also carry demand features that permit the Portfolios to sell them on short notice at par value plus accrued interest. When determining the maturity of a variable or floating rate instrument, a Portfolio may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.

Warrants.  Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants are speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

When-Issued and Delayed-Delivery Transactions.    When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Portfolios generally purchase securities on a when-issued basis with the intention of acquiring the securities, a Portfolio may sell the securities before the settlement date if the portfolio manager deems it advisable. At the time a Portfolio makes the commitment to purchase securities on a when-issued basis, the Portfolio will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. A Portfolio will maintain, in a segregated account, liquid assets having a value equal to or greater than the Portfolio’s purchase commitments; likewise a Portfolio will segregate securities sold on a delayed-delivery basis.

Zero Coupon Securities, Payment in Kind (“PIK”) Bonds and Deferred Payment Securities.    Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Portfolio’s limitation on investments in illiquid securities.

Deferred interest bonds are debt obligations that are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds.

To avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities prior to the receipt of the corresponding cash payments and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Derivative Instruments

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty. Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. For example, a Portfolio could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent a Portfolio from closing out a position. If this happens, the Portfolio will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell Portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Portfolio by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract. A Portfolio may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Portfolio and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how a Portfolio uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Portfolio’s exposure to interest rate, and currency risks, and may also expose the Portfolio to liquidity and leverage risks. OTC contracts also expose a Portfolio to credit risks in the event that a counterparty defaults on the contract.

Credit Default Swaps.  A credit default swap (“CDS”) is an agreement between two parties (each a “Counterparty,” collectively, the “Counterparties”) whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to another party (the “Protection Seller”), provided that no designated event of default (an “Event of Default”) occurs on an underlying bond (the “Reference Bond”). If an Event of Default occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Bond in exchange for the Reference Bond or another similar bond issued by the issuer of the Reference Bond (the “Deliverable Bond”). The Counterparties agree to the characteristics of the Deliverable Bond at the time that they enter into the CDS. A Portfolio may be either the Protection Buyer or the Protection Seller in a CDS. Under normal circumstances, a Portfolio will enter into a CDS for hedging purposes (as Protection Buyer) or to generate additional income (as Protection Seller). If a Portfolio is a Protection Buyer and no Event of Default occurs, the Portfolio will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller). However, if an Event of Default occurs, the Portfolio (as Protection Buyer) will deliver the Deliverable Bond and receive a payment equal to the full notional value of the Reference Bond, even though the Reference Bond may have little or no value. If a Portfolio is the Protection Seller and no Event of Default occurs, the Portfolio will receive a fixed rate of income throughout the term of the CDS, which typically is between six months and three years. However, if an Event of Default occurs, the Portfolio (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Bond and receive the Deliverable Bond from the Protection Buyer. A CDS may involve greater risks than if a Portfolio invested directly in the Reference Bond. For example, a CDS may increase credit risk since the Portfolio has exposure to both the issuer of the Reference Bond and the Counterparty to the CDS. A Portfolio may also invest in a particular type of credit derivative commonly called a “CDX” instrument, which is an index of CDS agreements.

Whether a Portfolio’s use of CDS agreements will be successful in furthering its investment objective will depend on the Sub-Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are Counterparty contracts and because they may have terms of greater than seven days, CDS agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a CDS agreement in the Event of Default or bankruptcy of a Counterparty. The requirements for qualification as a regulated investment company under the Code may limit a Portfolio’s ability to use CDS agreements. The CDS market is largely unregulated. It is possible that developments in the CDS market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing CDS agreements or to realize amounts to be received under such CDS agreements.

In response to recent market events, federal and certain state regulators have proposed regulation of the CDS market. These regulations may limit a Portfolio’s ability to use CDSs and/or the benefits of CDSs. CDSs, credit linked notes and similarly structured products involve risks, including the risk that the Counterparty may be unable to fulfill the transaction or that a Portfolio may be required to purchase securities to meet delivery obligations. A Portfolio may have difficulty, be unable, or may incur additional costs to acquire such securities.

Credit Linked Notes.  A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a bond or a fund of bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note

Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”) or (ii) the value of the Reference Bond or some other settlement amount agreed to in advance by the Note Issuer and the Note Purchaser, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event. Typically, the Reference Bond is a corporate bond, however, any type of fixed-income security could be used as the Reference Bond.

Most CLNs are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for CLNs may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and the Portfolios could experience difficulty in selling such security at a price the portfolio manager believes is fair.

Currency Swaps.  Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

Foreign Currency Transactions.  Any Portfolio which may invest in non-dollar denominated foreign securities may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. A Portfolio may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Portfolio may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Portfolio. A Portfolio may also use options and futures contracts relating to foreign currencies for the same purposes.

When a Portfolio agrees to buy or sell a security denominated in a foreign currency, it may desire to “lock in” the U.S. Dollar price for the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. Dollars, of the amount of foreign currency involved in the underlying security transaction, the Portfolio will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Portfolios may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in or exposed to foreign currency, even if the specific investments have not yet been selected by the portfolio manager.

The Portfolios may also use forward contracts to hedge against a decline in the value of existing investments denominated in or exposed to foreign currency. For example, if a Portfolio owned securities denominated in or exposed to pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. Dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. Dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated or exposed.

Each Portfolio may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. Dollars into a foreign currency, or from one foreign currency into another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in or exposed to one currency and purchased an equivalent security denominated in or exposed to another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. The Portfolios will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of currency management strategies will depend on the portfolio manager’s skill in analyzing and predicting currency values. Currency management strategies may substantially change a Portfolio's investment exposure to changes in currency exchange rates, and could result in losses to the Portfolio if currencies do not perform as the portfolio manager anticipates. For example, if a currency's value rose at a time when the portfolio manager had hedged a Portfolio by selling that currency in exchange for dollars, the Portfolio would be unable to participate in the currency's appreciation. If the portfolio manager hedges currency exposure through proxy hedges, a Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the portfolio manager increases a Portfolio's exposure to a foreign currency, and that currency's value declines, the Portfolio will realize a loss. There is no assurance that a portfolio manager’s use of currency management strategies will be advantageous to a Portfolio or that the portfolio manager will hedge at an appropriate time.

Futures Contracts.  When a Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Portfolio enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Types of futures contracts in which a Portfolio may invest include, for example, interest-rate futures, index futures, securities futures, currency futures and currency forward contracts.

The underlying items to which futures contracts may relate include foreign currencies, currency indices, interest rates, bond indices, and debt securities, including corporate debt securities, non-U.S. government debt securities and U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

A Portfolio may buy and sell futures contracts on United States and foreign exchanges. Futures contracts in the United States have been designed by exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm, that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it buys or sells futures contracts. A Portfolio may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”), under which a Portfolio is excluded from the definition of a “commodity pool operator.” The Fund has claimed an exclusion from the definition of a “commodity pool operator,” and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

On February 9, 2012, the CFTC adopted amendments to its rules that, once effective, may affect the ability of a Portfolio to continue to claim this exclusion. A Portfolio that seeks to claim the exclusion after the effectiveness of the amended rules would be limited in its ability to use futures and options on futures or commodities or engage in swap transactions. If a Portfolio were no longer able to claim the exclusion, MCM would be required to register as a “commodity pool operator,” and the Portfolio and MCM would be subject to regulation under the CEA.

A Portfolio generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

Futures Margin Payments.  The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a FCM, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. In the event of a bankruptcy of an FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Portfolio.

Hybrid Instruments.  Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or depository instruments. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Hybrid instruments can also be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.

Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks associated with hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time.

Index Futures Contracts.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying security in the index is made.

Interest Rate Transactions.  Interest rate swaps and interest rate caps and floors are types of hedging transactions which are utilized to attempt to protect a Portfolio against and potentially benefit from fluctuations in interest rates and to preserve a return or spread on a particular investment or portion of the Portfolio’s holdings. These transactions may also be used to attempt to protect against possible declines in the market value of a Portfolio’s assets resulting from downward trends in the debt securities markets (generally due to a rise in interest rates) or to protect unrealized gains in the value of a Portfolio’s holdings, or to facilitate the sale of such securities.

Interest rate swaps involve the exchange with another party of commitments to pay or receive interest; e.g., an exchange of fixed rate payments for variable rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The successful utilization of interest rate transactions depends on the portfolio manager’s ability to predict correctly the direction and degree of movements in interest rates. If the portfolio manager’s judgment about the direction or extent of movement in interest rates is incorrect, the Portfolio’s overall performance would be worse than if it had not entered into such transactions. For example, if a Portfolio purchases an interest rate swap or an interest rate floor to hedge against the expectation that interest rates will decline but instead interest rates rise, the Portfolio would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparts under the swap agreement or would have paid the purchase price of the interest rate floor.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. Interest rate swaps, caps and floors are considered by the Staff of the SEC to be illiquid securities and, therefore, a Portfolio may not invest more than 15% of its assets in such instruments. Finally, there can be no assurance that a Portfolio will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the portfolio manager believes are advantageous to the Portfolio. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that a Portfolio will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

Options.  Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Call Options.  A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A Portfolio may use call options in the following ways:

• Purchase call options on futures contracts, foreign currency forward contracts and currencies (both U.S. and foreign) in anticipation of an increase in the value of the underlying asset or instrument; and

• Write call options on Portfolio securities, financial futures contracts and foreign currency forward contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Portfolio is exercised, the Portfolio foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

Put Options.  A put option gives the holder the right to sell the underlying asset to the writer of the option. A Portfolio may use put options in the following ways:

• Purchase put options on Portfolio securities, financial futures contracts and foreign currency forward contracts and currencies (both U.S. and foreign) in anticipation of a decrease in the value of the underlying asset; and

• Write put options on futures contracts, foreign currency forward contracts to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Portfolio may be required to take delivery of the underlying asset when its current market price is lower than the exercise price. A Portfolio may also buy or write options, as needed, to close out existing option positions.

Purchasing Put and Call Options.  By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If the Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. A Portfolio may also terminate a put option position by closing it out in the secondary market (that is by selling it to another party) at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options.  When a Portfolio writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Portfolio will be required to make margin payments to an FCM as described above for futures contracts. A Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss from purchasing the underlying instrument directly, which can exceed the amount of the premium received.

Writing a call option obligates a Portfolio to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer can mitigate the effect of a price decline. At the same time, a call writer gives up some ability to participate in security price increases.

Closing out options (exchange traded options).    The buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a Portfolio. Closing transactions allow a Portfolio to terminate its positions in written and purchased options.

A Portfolio will realize a profit from a closing transaction if the price of the transaction is more than the premium paid by a Portfolio to buy the option (in the case of purchased options). As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by a Portfolio.

OTC Options.    Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (“OTC”) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Portfolio greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Options and Futures Relating to Foreign Currencies.    Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. Dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. Dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Certain Portfolios may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A Portfolio may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Portfolio’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Portfolio against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a Portfolio’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Portfolio’s investments exactly over time.

Swaps.    Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, a Portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms. Common types of swaps in which a Portfolio may invest include caps and floors, interest rate swaps, total return swaps, volatility swaps and credit default swaps.

As a result of the Dodd-Frank Act, certain swap agreements may be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations could, among other things, increase the costs of such transactions, affect the ability of a Portfolio to enter into swap agreements or limit the ability of a Portfolio to terminate existing swap agreements or to realize amounts to be received under such agreements. MCM will continue to monitor developments in this area, particularly to the extent regulatory changes affect a Portfolio’s ability to enter into swap agreements.

Swap Deposits.  Swap deposits are foreign currency short-term investments consisting of a foreign exchange contract, a short-term note in foreign currency and a foreign exchange forward contract that is totally hedged in U.S. currency. This type of investment can produce competitive yield in U.S. Dollars without incurring risks of foreign exchange.

Total Rate of Return Swaps.  Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

Volatility Swaps.  Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). A volatility swap is an agreement between two parties to make payments based on changes in the volatility of a Reference Instrument over a stated period of time. Specifically, one party will be required to make a payment to the other party if the volatility of a Reference Instrument increases over an agreed upon period of time, but will be entitled to receive a payment from the other party if the volatility decreases over that time period. A volatility swap that requires a single payment on a stated future date will be treated as a forward contract. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. Volatility swaps are subject to credit risks (if the Counterparty fails to meet its obligations), and the risk that the portfolio manager is incorrect in forecasts of volatility of the underlying asset or reference.

Asset Coverage for Certain Investments and Trading Practices. Typically, the Portfolios’ investments in equity and fixed income securities do not involve significant investments in future financial obligations such as futures, options, credit default swaps, and other hedging transactions. However, from time to time the Portfolios may make investments or employ trading practices that obligate the Portfolios, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. In such situations the Portfolios will comply with guidance from the SEC and other applicable regulatory bodies with respect to coverage of certain investments and trading practices by the Portfolios. This guidance may require earmarking or segregation by the Portfolios of cash or liquid securities with its custodian or a designated sub-custodian to the extend a particular Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security or financial instrument, or by other investment positions, or by other means consistent with regulatory policies. In these situations, the Portfolios may cover their obligations by earmarking or otherwise segregating cash or liquid securities having a value at least equal to the value of the future financial obligation. In some cases the SEC guidance permits the Portfolios to cover their obligations by entering into an offsetting transaction(s). In these situations, the Portfolios may cover their obligations by earmarking or otherwise segregating an amount of the future financial obligation at least equal to the deliverable amount or by entering into an offsetting transaction to acquire an amount of that security at least equal to the deliverable amount at a price at or below the sale price received by the Portfolios on the future financial obligation(s). The Portfolios reserve the right to modify their asset segregation policies in the future to comply with changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Accordingly, because the Portfolios cover their obligations under these types of transactions as described herein, MCM, the Sub-Advisers, and the Portfolios believe such investments in future financial obligations do not constitute senior securities and accordingly will not treat them as being subject to their respective borrowing restrictions. Earmarking or otherwise segregating a large percentage of the Portfolios’ assets could impede or restrict MCM’s or Sub-Advisers’ ability to manage the Portfolios’ assets or the Portfolio’s ability to meet redemption requests or other current obligations.

Correlation of Price Changes.  Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Limitations on Futures and Options Transactions. The Fund, on behalf of each Portfolio, has claimed (or will claim prior to investing in any futures contracts or other commodity interests) an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to any Portfolio. Each Portfolio, to the extent it is otherwise permitted to invest in futures contracts and options thereon, may only enter into such futures contracts and option positions for other than bona fide hedging purposes to the extent that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the net assets of the Portfolio. This limitation on a Portfolio’s permissible investments in futures contracts and options is not a fundamental investment limitation and may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to assets held to cover its options or futures positions could also be impaired.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund has adopted policies and procedures governing the disclosure of information regarding each Portfolio’s portfolio holdings. As a general matter, it is the Fund’s policy that the public disclosure of information concerning a Portfolio’s portfolio holdings should be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public. The policies and procedures provide that: (i) information about a Portfolio’s portfolio holdings may not be disclosed until it is either filed with the SEC or mailed out to shareholders, which filing or mailing will not be made sooner than 30 days after the quarter’s end, (ii) Portfolio holdings information that is solely available in other regulatory reports or filings may not be disclosed, unless as expressly authorized by the Fund’s President or Chief Compliance Officer (“CCO”), or where applicable, at least three days after mailing, or one day after EDGAR filing, (iii) Portfolio holdings may be periodically provided to the Fund’s affiliated and unaffiliated service providers (including any Sub-Adviser, custodian, broker-dealer, transfer agent, securities lending agent, auditor or legal counsel) and the Fund’s directors in connection with the provision of services to or on behalf of the Fund, and (iv) Portfolio holdings information that is more current than that in reports or other filings filed electronically with the SEC may be disclosed 30 days after the relevant reporting period.

Public Disclosures

Information regarding each Portfolio’s portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC. Such reports shall be released not sooner than 30 days after the end of the relevant reporting period, or after such period required under applicable law.

The Fund and GWFS Equities, Inc., the Fund’s principal underwriter and distributor (“GWFS Equities” or the “Distributor”), may disclose a Portfolio’s ten largest portfolio holdings in monthly performance updates provided to broker-dealers in connection with the distribution of Portfolio shares. The monthly performance updates may not be released earlier than five days after the end of the relevant month and shall not be provided to any broker-dealer or other intermediary on a preferential basis.

A Portfolio may disclose its portfolio holdings to mutual fund databases and rating services such as Lipper and Morningstar, at such time as they request, for the purpose of obtaining ratings for the Portfolio and enabling such services to provide such portfolio holdings information to the public as they typically provide for rated funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement limiting the use of such information to the approved purposes.

Other Disclosures

Portfolio holdings information may not be disclosed to the media, brokers or other members of the public if that information has not previously been made publicly available. Information in reports or other documents that are mailed to shareholders may be discussed three days (or later) after mailing. Information that is filed on the SEC’s EDGAR system may be discussed one day (or later) after filing. Information available in other regulatory reports or filings may not be discussed without authorization by the Fund’s President or CCO. The Fund may also disclose portfolio holding information to any regulator in response to any regulatory requirement not involving public disclosure, or any regulatory inquiry or proceeding and to any person, to the extent required by order or other judicial process.

The Fund may also disclose portfolio holdings information to any person who expressly agrees in writing to keep the disclosed information in confidence, and to use it only for purposes expressly authorized by the Fund. Furthermore, as authorized by the President or CCO of the Fund in writing and upon his or her determination that such disclosure would be in the interests of the relevant Fund and its shareholders, a Portfolio may disclose portfolio holdings information.

Any exceptions authorized by the President or CCO are reported to the Board of Directors. The Board also receives reports at least annually concerning the operation of these policies and procedures. The Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Fund and its shareholders.

As authorized by the Board of Directors, the CCO has established and administers guidelines found by the Board to be in the best interests of shareholders concerning the dissemination of Portfolio holdings information, and resolution of conflicts of interest in connection with such disclosure, if any. The CCO reviews and decides on each information request and, if granted, how and by whom that information will be disseminated. The CCO reports to the Board of Directors periodically. Any modifications to the guidelines require prior Board approval.

At this time, the Fund has not entered into any ongoing arrangements to make available public and/or non-public information about the Fund’s portfolio holdings. If, in the future, the Fund desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Fund’s SAI. The Fund’s portfolio holdings information may not be disseminated for compensation. There is no assurance that the Fund’s policies on holdings information will protect the Portfolios from the potential misuse of holdings by individuals or firms in possession of that information.

MANAGEMENT OF THE FUND

The Fund

The Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund’s business affairs. The Board meets at least four times during the year to, among other things, review a wide variety of matters affecting the Fund, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs.

Directors and Officers

Independent Directors*
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East	Independent Director	Since 2007	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum; President, Ward	64	Director, Guaranty Bancorp

Orchard Road, Greenwood Village, CO 80111 1943			Lake, Inc.; Manager, 6K Ranch, LLC
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2011	Chairman, SGM Capital, LLC	64	Director, Guaranty Bancorp
Sanford Zisman 8515 East Orchard Road, Greenwood Village, CO 80111 1939	Lead Independent Director	Since 1982	Attorney, Law Firm of Stiff, Zisman & Ingraham, P.C.	64	N/A

Interested Directors**
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Mitchell T.G. Graye 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Chairman, President & Chief Executive Officer	Since 2000 (as Director) Since 2008 (as Chairman) Since 2008 (as President and Chief Executive Officer)	President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial, Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, Crown Life Insurance Company, and London Life Insurance Company	64	N/A
Charles P. Nelson 8515 East Orchard Road, Greenwood	Director	Since 2008	President, Retirement Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company;	64	N/A

Village, CO 80111 1961			Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, MCM

Officers
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Beverly A. Byrne 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Chief Legal Counsel & Chief Compliance Officer	Since 2004 (as Chief Compliance Officer) Since 2011 (as Chief Legal Counsel)	Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Chief Compliance Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, Crown Life Insurance Company, and London Life Insurance Company; Secretary and Chief Compliance Officer, GWFS Equities, Inc.; Chief Compliance Officer, Advised Assets Group, LLC; Chief Legal Officer and Secretary, FASCore, LLC; Chief Legal Counsel & Chief Compliance Officer, MCM; formerly, Secretary, MCM and Maxim Series Fund, Inc.	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Assistant Treasurer	Since 2007	Director, Fund Administration, Great-West Life & Annuity Insurance Company; Assistant Treasurer, MCM	N/A	N/A
Jill A. Kerschen	Assistant Treasurer	Since 2008	Senior Manager, Fund Financial & Tax Reporting, Great-West Life & Annuity	N/A	N/A

8515 East Orchard Road, Greenwood Village, CO 80111 1975			Insurance Company; Assistant Treasurer, MCM
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 1974	Assistant Vice President, Counsel & Secretary	Since 2010	Assistant Vice President & Counsel, Great-West Life & Annuity Insurance Company; Assistant Vice President, Counsel & Secretary, MCM; formerly, Assistant Secretary, MCM and Maxim Series Fund, Inc.	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Operations, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Vice President and Treasurer, GWFS Equities, Inc. and Orchard Trust Company, LLC; Chief Financial Officer & Treasurer, MCM; formerly Investment Operations Compliance Officer, MCM and Maxim Series Fund, Inc.	N/A	N/A
David G. McLeod 8515 East Orchard Road, Greenwood Village, CO 80111 1962	Managing Director	Since 2012	Senior Vice President, Product Management, Great-West Life & Annuity Insurance Company; Manager, Vice President and Managing Director, Advised Assets Group, LLC; Managing Director, MCM	N/A	N/A
Joel L. Terwilliger 8515 East Orchard Road, Greenwood Village, CO 80111 1968	Assistant Chief Compliance Officer	Since 2011	Managing Counsel, Great-West Life & Annuity Insurance Company; Secretary, Advised Assets Group, LLC; Assistant Chief Compliance Officer, MCM	N/A	N/A

*A Director who is not an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

**An “Interested Director” refers to a Director who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM.

There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.

Board of Directors Leadership Structure

The Board is responsible for overseeing the management of the business and affairs of the Fund and its Portfolios. The Board consists of three Independent Directors and two Interested Directors. The Independent Directors have retained outside independent legal counsel and meet at least quarterly with that counsel in executive session without the Interested Directors and management.

The Chairman of the Board is an Interested Director. The Chairman presides at all meetings of the Board at which the Chairman is present. The Chairman exercises such powers as are assigned to him by the Board of Directors, which may include acting as a liaison with service providers, Fund officers, attorneys and other Directors between meetings. The Independent Directors have designated Sanford Zisman as lead Independent Director. The lead Independent Director, among other things, serves as a liaison between the Fund’s other Independent Directors and the Fund’s management, Chief Compliance Officer and other Fund officers, service providers, auditors and counsel between Board meetings. Except for any duties specified herein or pursuant to the Fund’s charter document, the designation of Chairman or lead Independent Director does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

As described below, the Fund’s Audit Committee is comprised of three Independent Directors who provide oversight with respect to the Fund’s audit functions and outside auditors.

The Fund has determined that the Board’s leadership structure is appropriate given the characteristics and circumstances of the Fund including, without limitation, the number of Portfolios that comprise the Fund, the net assets of the Fund and the Fund’s business and structure, because it allows the Board to exercise oversight in an orderly and efficient manner. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Risk Oversight

Consistent with its responsibility for oversight of the Fund and its Portfolios, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through its committees. The Fund, MCM, the Distributor, Sub-Advisers, and other Fund service providers have implemented a variety of processes, procedures and controls to address these risks.

The Board’s administration of its risk oversight includes adoption and periodic review of policies and procedures designed to address risk, and monitoring efforts to assess the effectiveness and implementation of the policies and procedures in addressing risks. It is possible that, despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed. Further, certain risks may arise that were unforeseen.

The Board receives reports from senior officers of the Fund at regular and special meetings of the Board on a variety of matters, including matters relating to risk management and valuation. The Board and the Audit Committee also receive regular reports from the Chief Financial Officer, Treasurer and Investment Operations Compliance Officer on the Fund’s internal controls and accounting and financial reporting policies and practices and procedures. In addition, the Fund’s independent registered public accounting firm reports regularly to the Audit Committee on internal control and accounting and financial reporting matters. The Board also meets with the Fund’s Chief Compliance Officer at least quarterly to discuss compliance issues, and the Board receives a written report from the Chief Compliance Officer at least annually that addresses the policies and procedures of the Fund, MCM, each Sub-Adviser, the Distributor, and DST Systems, Inc., the Fund’s transfer agent. In addition, the Independent Directors meet with the Chief Compliance Officer at least annually in executive session. The Board also receives reports on a periodic or regular basis from MCM, and the Fund’s other primary service providers. In addition, at regular quarterly meetings, the Board meets with Sub-Advisers on a rotating basis.

Standing Committees

The Board of Directors has two standing committees: an Executive Committee and an Audit Committee

The Executive Committee may exercise all the powers and authority of the Board with respect to all matters other than: (1) the submission to stockholders of any action requiring authorization of stockholders pursuant to state or federal law, or the Articles of Incorporation; (2) the filling of vacancies on the Board; (3) the fixing of compensation of the Directors for serving on the Board or on any committee of the Board, including the Executive Committee; (4) the approval or termination of any contract with an investment adviser or principal underwriter, as such terms are defined in the 1940 Act, or the taking of any other action required to be taken by the Board of Directors by the 1940 Act; (5) the amendment or repeal of the By-laws or the adoption of new By-laws; (6) the amendment or repeal of any resolution of the Board that by its terms may be amended or repealed only by the Board; and (6) the declaration of dividends and the issuance of capital stock of the Fund. Messrs. Graye and Nelson are the members of the Executive Committee. No meetings of the Executive Committee were held in 2011.

As set out in the Fund’s Audit Committee Charter, the basic purpose of the Audit Committee is to enhance the quality of the Fund’s financial accountability and financial reporting by providing a means for the Fund’s Independent Directors to be directly informed as to, and participate in the review of, the Fund’s audit functions. Another objective is to ensure the independence and accountability of the Fund’s outside auditors and provide an added level of independent evaluation of the Fund’s internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit. Messrs. McConahey and Zisman and Ms. Klapper are the members of the Audit Committee. Two meetings of the Audit Committee were held in 2011.

Ownership

As of December 31, 2011, the following members of the Board of Directors had beneficial ownership in the Portfolios and/or any other investment companies overseen by the Director. Since shares of the Portfolios may only be sold to Permitted Accounts, members of the Board of Directors are only able to invest in shares of the Portfolios if they invest through a Permitted Account that makes one or more of the Portfolios available for investment.

Director	Portfolio	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
C.P. Nelson	Maxim S&P SmallCap 600® Index	$10,001 - $50,000	$10,001 - $50,000

Compensation

The Fund pays no salaries or compensation to any of its officers or Directors affiliated with the Fund or MCM. The chart below sets forth the annual compensation paid to the Independent Directors and certain other information.

Name of Independent Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Paid to Directors
S. Zisman	$79,600	0	0	$79,600
G. Klapper	$79,600	0	0	$79,600
S. McConahey	$79,600	0	0	$79,600

As of December 31, 2011, there were 63 funds for which the Directors served as Directors, all of which were Portfolios of the Fund. The total compensation paid is comprised of the amount paid during the Fund’s most recently completed fiscal year ended December 31, 2011 by the Fund and its affiliated investment companies.

Additional Information Concerning the Directors

The Board formally evaluates itself and its committees at least annually. This evaluation involves, among other things, review of such matters as each Director’s specific experience, qualifications, attributes, skills, or areas of expertise in light of the Fund’s business and structure and the Board’s overall composition. Below is a brief discussion of the particular factors referred to above that led to the conclusion that each Director should serve as a Director. The Board monitors its conclusions in light of information subsequently received throughout the year and considers its conclusions to have continuing validity until the Board makes a contrary determination. In reaching their conclusions, the Directors considered various facts and circumstances and did not identify any factor as controlling, and individual Directors may have considered additional factors or weighed the same factors differently.

Mitchell T.G. Graye. Mr. Graye is President and CEO of GWL&A (the parent of MCM) and other GWL&A affiliates, including First Great-West Life & Annuity Insurance Company (“First GWL&A”) and GWL&A Financial Inc. Mr. Graye is also President and CEO, U.S. Operations, of The Great-West Life Assurance Company, The Canada Life Assurance Company, and The Crown Life Insurance Company. Mr. Graye has served on the Board since 2000 and has served as Chairman of the Board since 2008. Mr. Graye is an honors graduate in Business Administration from the University of Western Ontario.

The Board considered Mr. Graye’s various roles and executive experience with GWL&A and affiliates, his previous role with MCM, his financial experience, his academic background, and his approximately 12 years experience as Director of the Fund.

Gail Klapper. Ms. Klapper is Managing Attorney at the Klapper Law Firm, a firm emphasizing real estate, intellectual property, transactional work and public policy advocacy. She is also President of Ward Lake, Inc., a wholesaler of an array of wildflower seeds and produce, and Manager of 6K Ranch, LLC a ranch for reining horses. Ms. Klapper is also a Member of the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado. Ms. Klapper is a Director of Guaranty Bancorp and chairs the Authority Board that obtained financing, built, owns and operates the Convention Center Hotel in Denver. She previously served on the Board of Orchard Trust Company, LLC, a Colorado state-chartered trust company and wholly owned subsidiary of GWL&A, and the Board of Wellesley College, including seven years as Chair of the Board. She has served as Chair of the Board of the Denver Metro Chamber, and the Downtown Denver Partnership, and previously served on the Board of Houghton Mifflin, a Boston-based publishing company, Gold Inc., a distributor of children’s clothing, and health and safety products, the Denver Museum of Nature and Science, and the Colorado Conservation Trust. Ms. Klapper is a member of the Audit Committee of the Board and has served as a Director since 2007. Ms. Klapper received a B.A. in Political Science from Wellesley College and a J.D. at the University of Colorado Law School.

The Board considered Ms. Klapper’s legal training and practice, her executive experience, her board experience with other financial companies, her academic background, and her approximately four years experience as Director of the Fund.

Stephen G. McConahey. Mr. McConahey is Chairman of SGM Capital, LLC, a firm focused on private equity investments and management advisory services. Prior to forming this firm in 1999, Mr. McConahey was a co-founder, President and Chief Operating Officer of EVEREN Capital Corporation and EVERN Securities, Inc., a securities brokerage firm. Prior to his position with EVEREN, Mr. McConahey had been Senior Vice President for corporate and international development for Kemper Corporation and Kemper Financial Services. Prior to that, he was Chairman and Chief Executive Officer of Boettcher and Company, a regional investment banking firm. During his time with Boettcher, Mr. McConahey was a member of the Securities Industry Association and served on the Regional Firm Advisory Committee of the New York Stock Exchange. Mr. McConahey received a B.S. in Political Science from the University of Wisconsin and an M.B.A from Harvard Business School. Upon graduation from Harvard, he joined the consulting firm of McKinsey and Company. He later joined the White House staff becoming President Ford’s Special Assistant for Intergovernmental Affairs. He has served on the Boards of the Downtown Denver Partnership and the Metro Denver Chamber of Commerce. He served as a trustee of the AMLI real estate investment trust and served on the corporate boards of IQ Navigator, Macquarie Pro Logis Management Limited Trust, and First Western Trust Bank. In the late 1980s, Mr. McConahey became the first chairman of the Greater Denver Corporation, which was established to lead business efforts to support new infrastructure investments such as the Denver International Airport and the Convention Center and to stimulate business and job development in the Denver metro area. He is currently a member of the Board of Directors of Guaranty Bancorp, the State of Colorado Venture Capital Authority, the Denver School of Science and Technology, the Metro Denver Sports Commission, and the Boys and Girls Clubs of Metro Denver. He is also a Member of the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado.

The Board considered Mr. McConahey’s financial experience, his academic background, his leadership and executive experience, his board experience with other financial companies, and his experience as Director of the Fund since 2011.

Charles P. Nelson. Mr. Nelson is President, Retirement Services, of GWL&A and First GWL&A, holds executive positions at various GWL&A affiliates, including as Chairman, President and CEO of the Distributor, Chairman and

President of FASCore, LLC, and is a Manager of MCM. Mr. Nelson has served as a Director since 2008. Mr. Nelson is a graduate of Whitman College with a degree in chemistry and economics.

The Board considered Mr. Nelson’s various roles and executive experience with GWL&A and affiliates, his role with MCM, his financial experience, his academic background, and his experience as Director of the Fund since 2008.

Sanford Zisman. Mr. Zisman is an attorney at Stiff, Zisman & Ingram, P.C., and has practiced law since 1965. Mr. Zisman is a member of the Audit Committee of the Board (and has been designated as the Audit Committee’s financial expert) and has served as a Director since 1982 and lead Independent Director since 2010. Mr. Zisman received a B.S. from the University of Southern California, a J.D. from the University of Denver, and an L.L.M. (in Taxation) from New York University.

The Board considered Mr. Zisman’s legal training and practice, his leadership, financial, and accounting experience, his academic background, and his approximately 30 years experience as Director of the Fund.

CODES OF ETHICS

The Fund, MCM, GWFS Equities and the Sub-Advisers each have adopted a Code of Ethics addressing investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. Each Code permits personnel to invest in securities, including securities purchased or held by the Fund under certain circumstances. Each Code places appropriate restrictions on all such investments.

Proxy Voting Policies

Proxies will be voted in accordance with the proxy policies and procedures attached hereto as Appendix B. Proxy voting information for the Fund will be provided upon request, without charge. A copy of the applicable proxy voting record may be requested by calling 1-866-831-7129, or writing to: Secretary, Maxim Series, Fund, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111. Information regarding how the Fund voted proxies relating to the Portfolios for the most recent 12-month period ended June 30 is also available on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY SERVICES

Investment Adviser

MCM is a Colorado limited liability company, located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, and serves as investment adviser to the Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) dated December 5, 1997, as amended. MCM is registered as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”). MCM is a wholly-owned subsidiary of GWL&A, which is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirectly owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

Investment Advisory Agreement

Under the terms of the Investment Advisory Agreement with the Fund, MCM acts as investment adviser and, subject to the supervision of the Board of Directors, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations. MCM also assists in supervising the Fund’s operations and provides the Fund with all necessary office facilities and personnel for servicing the Portfolios’ investments.

In addition, MCM, subject to the supervision of the Board of Directors, provides the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Fund’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund’s records and the registration of Fund shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Directors. With respect to Class T1 of the Maxim Lifetime Portfolios, Class G1 of the Maxim SecureFoundation® Portfolio,

and Class L of each Class L Portfolio (defined below), MCM is responsible for all expenses incurred in performing the services set forth in the Investment Advisory Agreement and all other expenses, except that the Portfolios shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act, and any extraordinary expenses, including litigation costs. Each class will pay all the expenses of any 12b-1 plan pertaining to that class and its allocable share of any extraordinary expenses.

The Investment Advisory Agreement became effective on December 5, 1997 and was amended and restated effective April 30, 2012. As approved, the Investment Advisory Agreement will remain in effect until May 1, 2013, and will continue in effect from year to year if approved annually by the Board of Directors including the vote of a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Portfolio. Any material amendment to the Investment Advisory Agreement becomes effective with respect to the affected Portfolio upon approval by vote of a majority of the outstanding voting securities of that Portfolio. The Investment Advisory Agreement is not assignable and may be terminated without penalty with respect to any Portfolio either by the Board of Directors or by vote of a majority of the outstanding voting securities of such Portfolio or by MCM, each on 60 days notice to the other party.

Payment of Expenses

MCM provides investment advisory services and pays all expenses incurred in performing the services, including, costs incurred in providing investment advisory services, compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of the Fund.

Expenses that are borne directly by the Fund include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, Rule 12b-1 fees, charges of the custodian and transfer agent, Independent Directors’ fees, legal expenses, state franchise taxes, costs of auditing services, costs of printing proxies and stock certificates, SEC fees, advisory fees, certain insurance premiums, costs of corporate meetings, costs of maintenance of corporate existence, investor services (including allocable telephone and personnel expenses), extraordinary expenses, including the cost of litigation, and other expenses properly payable by the Fund. Accounting services are provided for the Fund by MCM and the Fund reimburses MCM for its costs in connection with such services.

Expense Reimbursement Relating to Certain Portfolios.    MCM has contractually agreed to pay any expenses (including the management fee and expenses paid directly by a Portfolio, excluding Class L Rule 12b-1 fees) which exceed an annual rate of 0.95% of the average daily net assets of the Maxim T. Rowe Price Equity/Income Portfolio; 1.05% of the average daily net asset of the Maxim T. Rowe Price MidCap Growth Portfolio; 1.10% of the average daily net assets of the Maxim Ariel MidCap Value and Maxim Small-Cap Growth Portfolios; 1.30% of the average daily net assets of the Maxim Loomis Sayles Small-Cap Value Portfolio; 1.35% of the average daily net assets of the Maxim Ariel Small-Cap Value Portfolio; 1.30% of the average daily net assets of the Maxim Invesco ADR Portfolio; and 1.20% of the average daily net assets of the Maxim MFS International Value Portfolio. The amounts of such expense reimbursements for the Fund’s fiscal years ended December 31, 2011, 2010, and 2009 were $242,575, $264,442, and $224,059 respectively.

Underlying Portfolios.    With respect to the Profile Portfolios, Lifetime Portfolios, SecureFoundation® Balanced Portfolio, and SecureFoundation® Lifetime Portfolios investing in underlying Putnam Funds or funds advised by an entity other than MCM or its affiliates (“unaffiliated funds”), MCM will arrange for the Fund to be included within a class of investors entitled not to pay sales loads by purchasing shares of the Putnam Funds or unaffiliated funds. All other charges, including redemption fees, exchange fees, administrative fees, or with respect to the Profile Portfolios only, distribution fees, associated with a particular class are born by the Profile Portfolios, Lifetime Portfolios, SecureFoundation® Balanced Portfolio, and SecureFoundation® Lifetime Portfolios and will not be waived. You may indirectly bear a proportionate share of the fees and expenses of such Underlying Portfolios, including Rule 12b-1 distribution fees for unaffiliated funds, as well as affiliated funds, with respect to the Profile Portfolios.

A redemption fee may be imposed by an Underlying Portfolio upon a request to redeem shares of such fund within a certain period of time. The fee is payable to the underlying Putnam Fund or unaffiliated fund. Accordingly, if you were to invest indirectly in an underlying Putnam Fund or unaffiliated fund through a Profile Portfolio, Lifetime Portfolio, SecureFoundation® Balanced Portfolio, or SecureFoundation® Lifetime Portfolio and request a redemption from the Profile Portfolio, Lifetime Portfolio, SecureFoundation® Balanced Portfolio, or SecureFoundation® Lifetime Portfolio before the expiration of the redemption fee period in the Putnam Fund or unaffiliated fund, the Profile Portfolio, Lifetime Portfolio, SecureFoundation® Balanced Portfolio, or SecureFoundation® Lifetime Portfolio may bear a redemption fee.

Management Fees

Each Portfolio pays a management fee to MCM for managing its investments and business affairs. MCM is paid monthly at an annual rate of each Portfolio's average net assets as described in the Prospectus.

For the past three fiscal years ended December 31, 2009, 2010, and 2011 MCM was paid a fee for its services to the Fund as follows:

Portfolio	2011	2010	2009
Maxim Aggressive Profile I	$171,613	$166,329	$243,728
Maxim Aggressive Profile II	$554,656	$578,399	$455,271
Maxim American Century Growth[1]	$1,907,404	--	--
Maxim Ariel MidCap Value	$440,670	$435,555	$326,732
Maxim Ariel Small-Cap Value	$457,658	$499,732	$1,208,627
Maxim Bond Index	$2,714,746	$1,977,800	$1,519,929
Maxim Conservative Profile I	$76,886	$71,617	$127,460
Maxim Conservative Profile II	$290,102	$280,326	$223,313
Maxim Federated Bond	$2,009,192	$1,531,891	$1,131,053
Maxim Goldman Sachs MidCap Value	$1,945,743	$2,153,577	$2,207,352
Maxim International Index[2]	$890,953	--	--
Maxim Invesco ADR	$2,361,339	$2,452,950	$1,845,744
Maxim Invesco Small-Cap Value	$887,781	$1,253,560	$1,994,048
Maxim Janus Large Cap Growth	$3,451,110	$4,173,058	$2,970,509
Maxim Lifetime 2015 I3	$122,011	$55,816	$2,071
Maxim Lifetime 2015 II3	$364,309	$136,208	$3,560
Maxim Lifetime 2015 III[3]	$7,244	$2,510	$304
Maxim Lifetime 2025 I3	$150,465	$65,514	$2,901
Maxim Lifetime 2025 II3	$481,425	$175,351	$5,669
Maxim Lifetime 2025 III[3]	$9,710	$3,219	$418
Maxim Lifetime 2035 I3	$109,912	$42,988	$1,532
Maxim Lifetime 2035 II3	$327,671	$118,749	$4,119
Maxim Lifetime 2035 III[3]	$6,325	$2,201	$202
Maxim Lifetime 2045 I3	$49,934	$18,872	$613
Maxim Lifetime 2045 II3	$139,825	$47,949	$1,367
Maxim Lifetime 2045 III[3]	$2,467	$685	$57
Maxim Lifetime 2055 I3	$14,412	$6,200	$281
Maxim Lifetime 2055 II3	$30,860	$9,340	$221
Maxim Lifetime 2055 III[3]	$529	$159	$27
Maxim Loomis Sayles Bond	$3,400,986	$3,274,457	$3,007,408
Maxim Loomis Sayles Small-Cap Value	$1,837,316	$1,781,019	$2,142,641
Maxim MFS International Growth	$2,516,679	$2,573,618	$1,893,442
Maxim MFS International Value	$2,351,053	$2,416,018	$2,168,235
Maxim Moderate Profile I	$456,100	$455,556	$651,058
Maxim Moderate Profile II	$904,650	$960,726	$814,831
Maxim Moderately Aggressive Profile I	$347,428	$355,765	$598,400
Maxim Moderately Aggressive Profile II	$177,929	$254,598	$90,081
Maxim Moderately Conservative Profile I	$115,727	$109,504	$157,184
Maxim Moderately Conservative Profile II	$59,408	$72,898	$33,603
Maxim Money Market[4]	$2,263,377	$2,254,841	$2,328,747

Maxim Putnam High Yield Bond	$1,200,471	$704,382	$824,117
Maxim Putnam Equity Income[5]	$1,723,243	--	--
Maxim S&P 500® Index	$5,665,325	$4,529,345	$3,916,585
Maxim S&P MidCap 400® Index[6]	$503,811	--	--
Maxim S&P SmallCap 600® Index	$1,947,378	$1,547,038	$1,084,381
Maxim SecureFoundation® Balanced[7]	$10,568	$2,005	$3
Maxim SecureFoundation® Lifetime 2015[7]	$46,088	$12,686	$4
Maxim SecureFoundation Lifetime 2020[8]	$170	--	--
Maxim SecureFoundation® Lifetime 2025[7]	$34,227	$8,147	$4
Maxim SecureFoundation Lifetime 2030[8]	$155	--	--
Maxim SecureFoundation® Lifetime 2035[7]	$19,510	$4,423	$4
Maxim SecureFoundation Lifetime 2040[8]	$229	--	--
Maxim SecureFoundation® Lifetime 2045[7]	$9,147	$2,027	$4
Maxim SecureFoundation Lifetime 2050[8]	$54	--	--
Maxim SecureFoundation® Lifetime 2055[7]	$433	$105	$3
Maxim Short Duration Bond	$418,347	$301,472	$257,897
Maxim Small-Cap Growth	$1,038,779	$1,021,248	$702,310
Maxim Stock Index	$1,729,160	$1,706,037	$1,546,345
Maxim T. Rowe Price Equity/Income	$5,410,695	$4,999,135	$4,026,968
Maxim T. Rowe Price MidCap Growth	$5,683,779	$4,326,868	$3,424,739
Maxim Templeton Global Bond	$2,744,932	$2,368,628	$1,613,376
Maxim U.S. Government Mortgage Securities	$2,230,362	$2,368,404	$2,339,516

1 Portfolio commenced operations on June 16, 2011.

2 Portfolio commenced operations on January 13, 2011.

3 Portfolio commenced operations on May 1, 2009.

4 MCM waived management fees for the Maxim Money Market Portfolio of $2,025,185 in 2011, $1,451,372 in 2010 and $921,655 in

   2009.

5 Portfolio commenced operations on June 16, 2011.

6 Portfolio commenced operations on January 20, 2011.

7 Portfolio commenced operations on November 13, 2009.

8 Portfolio commenced operations on January 31, 2011.

Sub-Advisory Agreements

MCM and the Fund have entered into a sub-advisory agreement with each Sub-Adviser (“Sub-Advisory Agreements”) with respect to the daily management of certain of the Portfolios. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a Portfolio. MCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. As approved, the Sub-Advisory Agreements will remain in effect until May 1, 2013, and from year to year if approved annually by the Board of Directors including a vote of a majority of the Directors who are not parties to the Sub-Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Portfolio.

Sub-Advisers

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

American Century Investment Management, Inc. (“American Century”) serves as the Sub-Adviser to the Maxim American Century Growth Portfolio pursuant to a Sub-Advisory Agreement dated June 8, 2011. American Century, registered as an investment adviser under the Advisers Act, is a Delaware corporation with its principal business address at 4500 Main Street, Kansas City, Missouri 64111. American Century is a wholly owned, direct subsidiary of American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a non-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.

MCM is responsible for compensating American Century, which receives monthly compensation for its services at the annual rate of 0.32% of the average daily net asset value up to $750 million, and 0.29% of such value in excess of $750 million.

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Gregory J. Woodhams	9	11,725.2	2	109.6	12	1,645.8	0	0	0	0	0	0
E.A. Prescott LeGard	8	11,709.2	2	109.6	12	1,645.8	0	0	0	0	0	0

Material Conflicts of Interest Policy

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, U.S. growth mid- and small--cap, U.S. growth large-cap, value, global and non-U.S., fixed income and asset allocation. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century maintains an ethical wall around each of its equity disciplines (U.S. growth large-cap, U.S. growth mid- and small-cap, value, quantitative equity and global and non-U.S.), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

Compensation

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of December 31, 2011, it included the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates. In 2008, American Century began placing increased emphasis on long-term performance and is phasing in five year performance periods.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Maxim American Century Growth Portfolio. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of the Maxim American Century Growth Portfolio is not separately considered in determining portfolio manager compensation.

A second factor in the bonus calculation relates to the performance of a number of American Century funds managed according to one of the following investment styles: U.S. growth, U.S. value, international and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans

Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Ownership of Securities

The portfolio managers did not own any shares of the Portfolio as of December 31, 2011.

ARIEL INVESTMENTS, LLC

Ariel Investments, LLC (“Ariel”) serves as the Sub-Adviser to the Maxim Ariel Small-Cap Value Portfolio and the Maxim Ariel MidCap Value Portfolio pursuant to Sub-Advisory Agreements dated December 1, 1993, as amended, and February 5, 1999, as amended, respectively. Ariel, registered as an investment adviser under the Advisers Act, is a limited liability company with its principal business address at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601. Ariel is a privately held minority-owned money manager.

MCM is responsible for compensating Ariel, which receives monthly compensation for its services at the annual rate of 0.40% of the average daily net asset value up to $5 million, 0.35% on the next $10 million, 0.30% on the next $10 million, and 0.25% of such value in excess of $25 million for the Maxim Ariel Small-Cap Value Portfolio. Ariel receives compensation for its services at the annual rate of 0.50% of the average daily net asset value on the first $25 million of assets, 0.40% on the next $75 million of assets and 0.30% on all amounts over $100 million of the Maxim Ariel MidCap Value Portfolio.

Other Accounts Managed

John W. Rogers, Jr. is the portfolio manager for the Maxim Ariel Small-Cap Value Portfolio and co-portfolio manager along with Timothy Fidler for the Maxim Ariel Midcap Value Portfolio. The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
John W. Rogers	6	2,738.6	0	0	115	1,340.4	0	0	0	0	0	0
Timothy Fidler	2	1,284.7	0	0	71	495.6	0	0	0	0	0	0

Material Conflicts of Interest Policy

Accounts managed within the same strategy are managed using similar investment weightings. This does not mean, however, that all accounts in a given strategy will hold the same stocks. Ariel allocates investment decisions across all accounts in a strategy in order to limit the conflicts involved in managing multiple accounts. Differences in investments are as a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

Compensation

Mr. Rogers compensation is determined by Ariel’s Board of Directors and is composed of:

(i)        Base Salary.  Base Salary is a fixed amount determined at the beginning of each compensation year and is calculated based upon market factors for CEOs of comparable firms.

(ii)        Discretionary Bonus Pool.  The quarterly discretionary bonus is related to the profitability of Ariel and consists of cash and mutual fund shares purchased by Ariel in the funds managed by Mr. Rogers.

(iii)        Annual Incentive Award.  An annual incentive award is based upon goals set by Ariel’s Board of Directors that are tied to the performance of the funds he manages against relevant indices over a market cycle, the performance of Ariel (profitability standards (EBITDA margin)), adherence to investment strategy and Mr. Rogers’ execution of various annual firm goals, such as allocating firm resources to enhance the funds’ success and meeting budgetary goals.

(iv)        Stock Grant.  Stock grants are based upon Mr. Rogers’ contribution to Ariel and his perceived value in the market place.

(v)        Profit Sharing Plan.  A contribution to Mr. Rogers’ portion of Ariel’s profit sharing plan is based upon criteria used for all employees of Ariel.

There is no set formula for any of the above components of Mr. Rogers’ compensation; rather, all compensation is based upon factors determined by Ariel’s Board of Directors at the beginning of each year.

Ariel’s compensation methodology for the other portfolio managers consists of:

(1)        Base Salary.  Base salary is a fixed amount determined at the beginning of each compensation year. Base salaries vary within Ariel based on position responsibilities, years of service and contribution to long-term performance of the funds.

(2)        Discretionary Bonus Pool.  Bonuses are determined through an annual performance evaluation process based on qualitative factors. The discretionary bonus will consist of cash and mutual fund shares purchased by Ariel in the fund(s) managed by the portfolio manager. All members of Ariel’s research department who serve as industry analysts are evaluated on five qualitative factors: technical skills, productivity, communication skills, industry knowledge and consistent exhibition of Ariel’s firm values.

(3)        Annual Stock Grants.  Portfolio managers may be awarded discretionary grants of stock in Ariel, based on position responsibilities, years of service and contribution to long-term performance of the funds.

Ownership of Securities

The portfolio managers did not own any shares of the Portfolios as of December 31, 2011.

FEDERATED INVESTMENT MANAGEMENT COMPANY

Federated Investment Management Company (“Federated”) serves as the Sub-Adviser to the Maxim Federated Bond Portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2003. Federated, registered as an investment adviser under the Advisers Act, is a Delaware business trust. Federated Advisory Services Company (“FASC”), an affiliate of Federated, provides certain support services to Federated. The fee for these services is paid by Federated and not by the Portfolio. Federated’s and FASC’s principal business address is Federated Investors Towers, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Federated is an indirect wholly owned subsidiary of Federated Investors, Inc., one of the largest mutual fund investment managers in the United States.

MCM is responsible for compensating Federated, which receives monthly compensation for its services at the annual rate of 0.15% on the first $100 million, 0.12% on the next $150 million, and 0.10% on all amounts over $250 million.

Other Accounts Managed

Robert J. Ostrowski and Christopher J. Smith are the portfolio managers of the Maxim Federated Bond Portfolio. The emerging markets portion of the Portfolio is managed by Mr. Roberto Sanchez-Dahl. The high-yield portion of the Portfolio is managed by Mr. Mark E. Durbiano, CFA. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Robert Ostrowski	0	0	1	4	1	41	0	0	0	0	0	0
Christopher Smith	7	1,752	0	0	13	1,201	0	0	0	0	0	0
Mark Durbiano	18	5,324	2	7	1	55	0	0	0	0	0	0
Roberto Sanchez-Dahl	8	919	0	0	0	0	0	0	0	0	2	373

Material Conflicts of Interest Policy

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from fund portfolio trades (for example, research, or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.

Compensation

Robert Ostrowski is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc.. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

In his role as Chief Investment Officer, Robert Ostrowski has oversight responsibility for all taxable and municipal fixed income products. Mr. Ostrowski’s IPP is calculated with an equal weighting of Federated’s Investors, Inc.’s major taxable fixed income product groups (international fixed income, high yield, corporate/multi-sector, government/mortgage-backed, municipal bonds, structured products/asset backed bonds and separately managed accounts), all accounts within a product group are equally weighted as well. IPP is measured on rolling 1, 3, and 5 calendar year pre-tax gross total return basis versus account benchmarks, and versus designated peer groups of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. In addition, Mr. Ostrowski serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income products. A portion of the IPP score is based on Federated Investors, Inc.'s senior management's assessment of team contributions. A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated Investors Inc.’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Robert Ostrowski was awarded a grant of restricted Federated Investors, Inc. stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated Investors, Inc.'s senior management.

Christopher Smith is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on IPP and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis versus the Portfolio’s benchmark (i.e., Barclays Capital Aggregate Bond Index), and versus the designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Smith is also the portfolio manager for other accounts in addition to the Portfolio. Such other accounts may have different benchmarks and performance measures. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mr. Smith serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds. A portion of the IPP score is based on Federated Investors, Inc.’s senior management’s assessment of team contributions. A portion of the bonus tied to the IPP score maybe adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated Investors, Inc.’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Roberto Sanchez-Dahl is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc.. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

Mr. Sanchez-Dahl manages only the emerging markets portion of the Portfolio. IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis versus the Portfolio’s benchmark (i.e., Barclays Capital Aggregate Bond Index), and versus the designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Sanchez-Dahl is also the portfolio manager for other accounts in addition to the Portfolio. Such other accounts may have different benchmarks and performance measures. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. A portion of the IPP score is based on Federated Investors, Inc.’s senior management’s assessment of team contributions. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated Investors, Inc.’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on IPP and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

Mr. Durbiano manages only the high yield portion of the Portfolio. Mr. Durbiano’s IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis versus the high yield portion of the Portfolio’s benchmark (i.e. Barclays Capital U.S. Corporate High Yield 2% Issuer Constrained Index), and versus the high yield portion of the Portfolio’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Portfolio. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mr. Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds. A portion of the IPP score is based on Federated Investors, Inc.’s senior management’s assessment of team contributions. A portion of the bonus tied to the IPP score maybe adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated Investors, Inc.’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Ownership of Securities

The portfolio managers did not own any shares of the Portfolio as of December 31, 2011.

FRANKLIN ADVISERS, INC.

Franklin Advisers, Inc. (“FAI”) serves as the Sub-Adviser to the Maxim Templeton Global Bond Portfolio pursuant to a Sub-Advisory Agreement dated July 5, 2005, as amended. FAI, registered as an investment adviser under the Advisers Act, is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange, with its principal business address at One Franklin Parkway, San Mateo, California 94403.

MCM is responsible for compensating FAI, which receives monthly compensation for its services at the annual rate of 0.30% on the first $100 million, 0.275% on the next $200 million, and 0.25% on all amounts over $300 million.

Other Accounts Managed

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Michael Hasenstab	13	67,651.7	33	78,861.0	18	3,983.6	0	0	0	0	0	0
Canyon Chan	4	1,514.0	6	1,490.8	10	2,235.2	0	0	0	0	0	0

The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Portfolio may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Portfolio and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Portfolio. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Material Conflicts of Interest Policy

The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The Sub-Adviser has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

(i) Base	salary. Each portfolio manager is paid a base salary.

(ii)        Annual bonus.  Annual bonuses are structured to align the interests of the portfolio manager with those of the Portfolio’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Portfolio shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

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Investment performance.    Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

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Non-investment performance.    The more qualitative contributions of the portfolio manager to the manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

¡	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

(iii)        Additional long-term equity-based compensation.  Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Securities

The portfolio managers did not own any shares of the Portfolio as of December 31, 2012.

GEODE CAPITAL MANAGEMENT, LLC

Geode Capital Management, LLC (“Geode”) serves as the Sub-Adviser to the Maxim Real Estate Index Portfolio pursuant to a Sub-Advisory Agreement dated             , 2012. Geode, registered as an investment adviser under the Advisers Act, is a Delaware limited liability company with its principal business address at One Post Office Square, 28th Floor, Boston, Massachusetts 01209. Geode is a wholly owned subsidiary of Geode Capital Holdings, LLC. Geode was founded in January 2001 to develop and manage systematic and investment strategies and to provide advisory and sub-advisory services.

MCM is responsible for compensating Geode, which receives monthly compensation for its services at the annual rate of 0.08% on the first $100 million, and 0.06% on assets over $100 million.

Other Accounts Managed

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2012.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
James Francis	21	85,859	1	4,075	12	19,534	0	0	0	0	0	0
Lou Bottari	24	96,556	2	4,448	13	19,539	0	0	0	0	0	0
Patrick Waddell	24	96,556	2	4,448	13	19,539	0	0	0	0	0	0
Maximilian Kaufmann	24	96,556	2	4,448	13	19,539	0	0	0	0	0	0
Peter Matthew	21	85,859	1	4,075	12	19,534	0	0	0	0	0	0

Material Conflicts of Interest

Potential conflicts of interest may arise in the construction and maintenance of managed accounts and portfolios. Potential conflicts may include, but are not limited to, conflicts of investment strategies. An example may be one portfolio buying or selling a security while another portfolio has a potentially opposite position in the same security. Other potential conflicts may include the allocation of investment opportunities. Geode has implemented policies and procedures that are designed to mitigate the risks associated with conflicts of interest.

There are portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Consequently, portfolio holdings and sector exposures tend to be similar across similar portfolios, mitigating the potential for conflicts of interest. In addition, Geode maintains information barriers around each of its disciplines. Any portfolio’s transactional activities are only available to team members of the investment discipline that manages such portfolio. This is designed to prevent the misuse of portfolio holdings information and trading activity in the other disciplines.

Geode may combine orders to purchase or sell the same security for various portfolios when it is believed that such aggregation is consistent with its duty to seek best execution. Certain orders may not be available for all client portfolios due to cash flow, restrictions, etc. Geode has adopted policies and procedures to mitigate the risk that a client portfolio could be disadvantaged in connection with the aggregation of orders. When purchase orders exceed available supply, allocations will be made on a pro-rata basis generally based on each portfolio’s applicable net assets, but not to exceed order size. This also would include initial public offerings, which tend to be oversubscribed. Short sales, including short sales of exchange traded funds, will be allocated, like purchase transactions, based on proportion to net assets. When sell orders exceed available demand in the market place, allocations will be made on a pro-rata basis, generally calculated by position size, rather than net assets, but not to exceed order size. Sales, if executed in anticipation of when-issued or when-received shares, will be treated the same as sell orders. Short sales will be traded separately from other sales of the same security. Covers of short positions will be allocated, like sell orders, based on proportion to position size.

Compensation

As of June 30, 2012, portfolio manager compensation generally consists of a fixed based salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of each portfolio manager’s compensation may be deferred based on criteria established by Geode.

Each portfolio manager’s base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining each portfolio manager’s bonus is the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods up to five years. A portion of each portfolio manager’s bonus is linked to Maxim Real Estate Index Portfolio’s relative investment performance measured against the Dow Jones U.S. Select Real Estate Investment Trust (REIT) IndexSM. A subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. Each portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

Ownership of Securities

Since the Portfolio had not commenced operations as of the date of this SAI, the portfolio managers do not own any shares of the Portfolio.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as the Sub-Adviser to the Maxim Goldman Sachs MidCap Value Portfolio pursuant to a Sub-Advisory Agreement dated April 18, 2008. GSAM, registered as an investment adviser under the Advisers Act, is a Delaware limited partnership with its principal business address at 200 West Street, New York, New York 10282-2198. GSAM is an affiliate of Goldman, Sachs & Co. (‘‘Goldman Sachs’’). In connection with GSAM’s service as Sub-Adviser to the Portfolio, Goldman Sachs Asset Management International (“GSAMI”) will implement and manage certain country and currency strategies for the Portfolio. The management and investment of these strategies by GSAMI will be based on the amount of the risk budget for the Portfolio allocated by GSAM to GSAMI for these strategies. GSAMI is not compensated by MCM. GSAMI is located at Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, and is an affiliate of Goldman Sachs. GSAMI is a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991.

MCM is responsible for compensating GSAM, which receives monthly compensation for its services at the annual rate of 0.40% on the first $100 million, 0.35% on the next $600 million, and 0.32% thereafter.

Other Accounts Managed

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Ron Hua, CFA	35	10,800	59	5,800	1216	30,800	0	0	5	4	27	7,500
Len Ioffe, CFA	35	10,800	59	5,800	1216	30,800	0	0	5	4	27	7,500

Material Conflicts of Interest Policy

The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to one or more portfolios for which GSAM is a sub-adviser or adviser (a “Portfolio” and together the “Portfolios”) or limit such portfolios’ investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs purchases, sells and holds a broad array of investments, actively trades securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets in which the certain portfolios directly and indirectly invest. Thus, it is likely that such portfolio may have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. GSAM acts as sub-adviser to the Maxim Goldman Sachs MidCap Value Portfolio. The fees earned by GSAM in this capacity are generally based on asset levels, the fees are not directly contingent on Portfolio performance, and GSAM would still receive significant compensation from the Portfolio even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and portfolios which have investment objectives similar to those of the Portfolio and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Portfolio. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolio. The results of the Portfolio’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Portfolio could sustain losses during periods in which Goldman Sachs, and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Portfolio may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Portfolio may take a long position in a security at the same time that Goldman Sachs or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Portfolio. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Portfolio. The Portfolio’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Portfolio, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Portfolio or who engage in transactions with or for the Portfolio.

The Portfolio may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Portfolio’s investment transactions, in accordance with applicable law.

Compensation

Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons. The benchmark for the Portfolios is the Russell MidCap Value Index.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation—In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Ownership of Securities

The portfolio managers did not own any shares of the Portfolio as of December 31, 2011.

INVESCO ADVISERS, INC.

Invesco Advisers, Inc. (“Invesco”) serves as Sub-Adviser to the Maxim Invesco Small-Cap Value Portfolio pursuant to a Sub-Advisory Agreement dated April 18, 2008, and as Sub-Adviser to the Maxim Invesco ADR Portfolio pursuant to a Sub-Advisory Agreement dated March 3, 1997. Invesco is a company incorporated under the laws of the State of Delaware and is registered as an investment adviser with the SEC. Invesco, an investment adviser since 1976, is an indirect, wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. Its principal business address is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

MCM is responsible for compensating Invesco, which receives monthly compensation for its services for the Maxim Invesco Small-Cap Value Portfolio at the annual rate of 0.50% on the first $100 million, 0.45% on the next $100 million, 0.30% on the next $200 million and 0.20% thereafter. For the Maxim Invesco ADR Portfolio, Invesco receives monthly compensation for its services at the annual rate of 0.55% on the first $50 million, 0.50% on the next $50 million, and 0.40% on assets over $100 million.

Other Accounts Managed

Michael Abata, Anthony J. Munchak, Glen E. Murphy, Francis M. Orlando, and Andrew Waisburd are the portfolio managers of the Maxim Invesco Small-Cap Value Portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Michael Abata, CFA	8	2,176.3	9	759.9	43	4,076.8	0	0	1	85.9	7	1,418.0
Anthony J. Munchak, CFA	8	2,176.3	9	759.9	43	4,076.8	0	0	1	85.9	7	1,418.0
Glen E. Murphy, CFA	8	2,176.3	9	759.9	43	4,076.8	0	0	1	85.9	7	1,418.0
Francis M. Orlando, CFA	8	2,176.3	9	759.9	43	4,076.8	0	0	1	85.9	7	1,418.0
Andrew Waisburd, Ph.D.	8	2,176.3	9	759.9	43	4,076.8	0	0	1	85.9	7	1,418.0

W. Lindsay Davidson, Ingrid E. Baker, E. Sargent McGowan, Anuja Singha and Stephen Thomas are the portfolio managers with the most significant responsibility for the management of the Maxim Invesco ADR Portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
W. Lindsay Davidson	4	1,904.5	8	875.0	74	7,908.6	0	0	0	0	1	128.2
Ingrid Baker	4	1,904.5	8	875.0	74	7,908.6	0	0	0	0	1	128.2
Sargent McGowan	4	1,904.5	8	875.0	74	7,908.6	0	0	0	0	1	128.2
Anuja Singha	4	1,904.5	8	875.0	74	7,908.6	0	0	0	0	1	128.2
Stephen Thomas	4	1,904.5	8	875.0	74	7,908.6	0	0	0	0	1	128.2

Material Conflicts of Interest Policy

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following potential conflicts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolio.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

•

Invesco determines which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades though a particular broker. In these cases, trades for the Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Portfolio or other accounts involved.

•

Finally, the appearance of a conflict may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which the portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary: Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus: The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Invesco investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Equity-Based Compensation: Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentive to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

The portfolio managers did not own any shares of the Portfolios as of December 31, 2011.

JANUS CAPITAL MANAGEMENT LLC

Janus Capital Management LLC (“Janus”) serves as the Sub-Adviser to the Maxim Janus Large Cap Growth Portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2003. Janus, registered as an investment adviser under the Advisers Act, is a Delaware limited liability company with its principal business address at 151 Detroit Street, Denver, Colorado 80206. Janus is a directly owned subsidiary of Janus Capital Group Inc. (“JCGI”).

MCM is responsible for compensating Janus, which receives monthly compensation for its services at the annual rate of 0.50% on the first $250 million, 0.45% on the next $500 million, 0.40% on the next $750 million and 0.35% on all amounts over $1.5 billion.

Other Accounts Managed

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Ron Sachs	17	15,175.1	1	48.9	4	1,182.3	3	12,026.8	0	0	0	0

Material Conflicts of Interest Policy

The portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as sub-adviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than the Portfolio or may have a performance-based fee. Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on his compensation than others. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation

Portfolio managers and, if applicable, co-portfolio managers (“portfolio manager” or “portfolio managers”) are compensated for managing the Portfolio and any other funds, portfolios or accounts for which they have exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation:  Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation:  Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). The overall investment team compensation pool is funded each year by an amount equal to a percentage of Janus’ pre-incentive operating income.

Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds’ performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

With respect to an individual portfolio manager’s quarterly variable compensation, the management fee revenue received by Janus in connection with such portfolio manager’s Portfolio determines the maximum compensation that the individual portfolio manager can receive on a quarterly basis, which is then adjusted downward depending on the portfolio manager’s investment performance on a one-, three- and five-year rolling period basis with a predominant weighting on the Portfolio’s performance in the three- and five-year periods. Actual performance is calculated based on the Portfolio’s aggregate asset-weighted Lipper peer group performance ranking (or, as may be applicable, a combination of two or more Lipper peer groups).

A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by sub-advisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

Newly hired portfolio managers may have guaranteed compensation levels during the first few years of their employment with Janus.

Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all variable compensation in accordance with the JCGI’s Executive Income Deferral Program.

The Fund’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

Ownership of Securities

The portfolio manager did not own any shares of the Portfolio as of December 31, 2011.

LOOMIS, SAYLES, & COMPANY, L.P.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as the Sub-Adviser to the Maxim Loomis Sayles Bond and Maxim Loomis Sayles Small-Cap Value Portfolios pursuant to a Sub-Advisory Agreement dated October 30, 2000. Loomis Sayles is a Delaware limited partnership owned by Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. Loomis Sayles' principal business address is One Financial Center, Boston, Massachusetts 02111.

MCM is responsible for compensating Loomis Sayles, which receives monthly compensation for its services at the annual rate of 0.50% on the first $10 million, 0.45% on the next $15 million, 0.40% on the next $75 million and 0.30% on all amounts over $100 million of the Maxim Loomis Sayles Small-Cap Value Portfolio; and .30% on all assets of the Maxim Loomis Sayles Bond Portfolio.

Other Accounts Managed

The day-to-day manager of the Maxim Loomis Sayles Bond Portfolio is Daniel J. Fuss. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Daniel Fuss	14	47,712	3	1,920	70	9,981	0	0	0	0	3	463

The Maxim Loomis Sayles Small-Cap Value Portfolio is co-managed by Joseph R. Gatz and Jeffrey Schwartz . The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Joseph Gatz	3	1,294	4	221	69	1,539	0	0	1	31	0	0
The information below is provided as of the start date of Jeffrey Schwartz’s management of the Portfolio, March 19, 2012.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Jeffrey Schwartz	3	1,455	4	248	75	1,706	0	0	1	36	0	0

Material Conflicts of Interest Policy

The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components – base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors – investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group’s Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

Fixed income managers.    While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized for the Maxim Loomis Sayles Bond Portfolio is the Merrill Lynch Corporate/Government Index. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm’s calculation incorporates relative performance of the manger’s three year return over the last 20 quarters. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance.

Mr. Fuss’s compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower the percentage reflected above.

Equity managers.    While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of a peer group of institutional managers in that style. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years or since the start of the manager’s tenure, if shorter) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark used for the investment style utilized for the Maxim Loomis Sayles Small Cap Portfolio is the Russell 2000 Value Index.

Loomis Sayles also uses the institutional peer groups as a point of comparison for equity manager performance because in some instances the firm believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

Equity and Fixed Income Managers.    Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement a participant will receive a multi-year payout for his or her vested units;
•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Ownership of Securities

The portfolio managers did not own any shares of the Portfolios as of December 31, 2011.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

Massachusetts Financial Services Company (“MFS”) serves as the Sub-Adviser to the Maxim MFS International Growth Portfolio, pursuant to a Sub-Advisory Agreement dated May 1, 2003, and to the Maxim MFS International Value Portfolio, pursuant to a Sub-Advisory Agreement dated September 1, 2009. MFS, registered as an investment adviser pursuant to the Advisers Act, is a Delaware corporation with its principal business address at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company.

MCM is responsible for compensating MFS, which receives monthly compensation for its services at the annual rate of 0.35% on all assets of the Maxim MFS International Growth Portfolio and 0.40% on all assets of the Maxim MFS International Value Portfolio.

Other Accounts Managed

The Maxim MFS International Growth Portfolio is co-managed by Marcus L. Smith and Daniel Ling. The following tables provide information regarding registered investment companies other than the Portfolios, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Daniel Ling	10	8,690	1	539	20	3,416	0	0	0	0	1	390
Marcus L. Smith	11	8,814	2	548	23	4,015	0	0	0	0	1	390

The Maxim MFS International Value Portfolio is co-managed by Benjamin Stone and Barnaby Wiener. The following tables provide information regarding registered investment companies other than the Portfolios, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Benjamin Stone	6	7,134	5	2,194	16	2,698	0	0	0	0	0	0
Barnaby Wiener	6	7,134	4	2,110	16	2,698	0	0	0	0	0	0

Material Conflicts of Interest Policy

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there are securities which are suitable for the Portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. The Portfolio’s trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely affect the value of the Portfolio’s investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio’s ability to participate in volume transactions will produce better executions for the Portfolio.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio-for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2011, portfolio manager total cash compensation is a combination of base salary and performance bonus:

(i)        Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

(ii)        Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2011, the following benchmarks were used to measure performance for the Portfolios:

Portfolio Manager	Benchmarks
Marcus L. Smith	MSCI EAFE Index
Daniel Ling	MSCI EAFE Index
Benjamin Stone	MSCI EAFE Value Index
Barnaby Wiener	MSCI EAFE Value Index

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from Portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Ownership of Securities

The portfolio managers did not own any shares of the Portfolios as of December 31, 2011.

MELLON CAPITAL MANAGEMENT CORPORATION

Mellon Capital Management Corporation (“Mellon Capital”) serves as the Sub-Adviser to the Maxim Stock Index, Maxim S&P SmallCap 600® Index, Maxim S&P 500® Index, Maxim S&P MidCap 400® Index, and Maxim International Index Portfolios pursuant to a Sub-Advisory Agreement dated June 30, 2003, as amended. Mellon Capital began serving as Sub-Adviser to the Maxim S&P MidCap 400® Index and Maxim International Index Portfolios effective December 31, 2010. BNY Investment Advisors served as the Sub-Adviser for the Maxim Stock Index, Maxim S&P SmallCap 600® Index and Maxim S&P 500 Index® Portfolios through July 20, 2008. Effective July 20, 2008, Mellon Capital assumed the sub-advisory relationship from BNY Investment Advisors pursuant to an internal reorganization that resulted from the merger of The Bank of New York and Mellon Financial Corporation.

MCM is responsible for compensating Mellon Capital, which receives monthly compensation for its services at the annual rates set forth below on net assets for each Portfolio:

Portfolio	Fee
Maxim International Index Portfolio	0.035% on the first $500 million; 0.02% on asset in excess of $500 million
Maxim S&P 500® Index Portfolio	0.02% on all assets
Maxim Stock Index Portfolio	0.02% on all assets
Maxim S&P MidCap 400® Index Portfolio	0.035% on the first $500 million; 0.02% on asset in excess of $500 million
Maxim S&P SmallCap600® Index Portfolio	0.02% on all assets

Other Accounts Managed

Karen Q. Wong, Richard A. Brown, and Thomas J. Durante are responsible for the day-to-day management of the Portfolios. The following table provides information regarding registered investment companies other than the Portfolios, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the number of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Karen Q. Wong*	81	37.8	83	61.1	67	62.6	0	0	0	0	0	0
Richard A. Brown*	81	37.8	83	61.1	67	62.6	0	0	0	0	0	0
Thomas J Durante*	81	37.8	83	61.1	67	62.6	0	0	0	0	0	0

*The information set forth above reflects information about other accounts managed by a team that includes the portfolio managers listed above.

Material Conflicts of Interest Policy

Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager generally manages portfolios having substantially the same investment style as the Portfolios. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Portfolios managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Portfolios, or make investment decisions that are similar to those made for the Portfolios, both of which have the potential to adversely impact the Portfolios depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Portfolios, which can cause potential conflicts in the allocation of investment opportunities between the Portfolios and the other accounts. However, the compensation structure for portfolio managers does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio manager’s bonus and there is no formula that is applied to weight the factors listed. Mellon Capital has a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, Mellon Capital has adopted various policies and procedures (including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading and purchases of securities from affiliate underwriters). These procedures are intended to help employees identify and mitigate potential side by side conflicts of interest. Mellon Capital has also developed a conflicts matrix listing potential side by side conflicts and compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest.

Compensation

The primary objectives of Mellon Capital’s compensation plans are to:

•	Motivate and reward superior investment and business performance
•	Motivate and reward continued growth and profitability
•	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital
•	Create an ownership mentality for all plan participants

Cash compensation is comprised primarily of a market-based base salary and variable incentives (cash and deferred). Base salary is determined by the employees' experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period as well as a grant of BNY Mellon Restricted Stock for senior level roles.

Mellon Capital’s portfolio managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

Ownership of Securities

The portfolio managers did not own any shares of the Portfolios as of December 31, 2011.

PUTNAM INVESTMENT MANAGEMENT, LLC

Putnam Investments Management, LLC (“Putnam”) a subsidiary of Putnam Investments, LLC, is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Putnam is an affiliate of MCM.

Putnam serves as the Sub-Adviser to the Maxim Putnam High Yield Bond Portfolio and the Maxim Putnam Equity Income Portfolio pursuant to a Sub-Advisory Agreement dated August 3, 2009, as amended. Putnam is registered as an investment adviser under the Advisers Act and has its principal business address at One Post Office Square, Boston, MA 02109.

MCM is responsible for compensating Putnam, which receives monthly compensation for its services at the annual rate of 0.40% on the first $250 million, 0.35% on the next $250 million and 0.30% on all assets over $500 million for the Maxim Putnam Equity Income Portfolio, and 0.35% on all assets for the Maxim Putnam High Yield Bond Portfolio.

Other Accounts Managed

Paul Scanlon, Norman Boucher and Robert Salvin are responsible for the day-to-day management of the Maxim Putnam High Yield Bond Portfolio. The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager (s) also has day-to-day management responsibilities. The tables provide the number of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Paul Scanlon	26	11,900.9	24	5,680.4	9	1,989.7	4	2,349.8	3	232.2	0	0
Norman Boucher	16	3,484.8	16	3,523.7	3	548.6	0	0	1	54.8	0	0
Robert Salvin	17	4,192.0	17	3,532.4	4	736.1	0	0	1	54.8	0	0

Bartlett Geer is responsible for the day-to-day management of the Maxim Putnam Equity Income Portfolio. The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager (s) also has day-to-day management responsibilities. The tables provide the number of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Bartlett Geer	2	3,629.9	0	0	2	259.0	0	0	0	0	0	0

Material Conflicts of Interest Policy

Like other investment professionals with multiple clients, the Portfolio’s investment managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed above under “Other Accounts Managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam believes are faced by investment professionals at most major financial firms. As described below, Putnam and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The Portfolio’s investment managers may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio’s investment managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam or an affiliate. Putnam or an affiliate supplies the funding for these accounts. Putnam employees, including the Portfolio’s investment managers, may also invest in certain pilot accounts. Putnam, and to the extent applicable, the Portfolio’s investment managers will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the Portfolio and other accounts purchase or sell the same securities. On occasions when the Portfolio’s investment managers consider the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts, Putnam’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Portfolio or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the Portfolio) in a manner which in Putnam’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam has adopted compliance procedures that provide that any transactions between the Portfolio and another Putnam advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Portfolio and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Portfolio. Depending on another account’s objectives or other factors, the Portfolio’s investment managers may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Portfolio. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio’s investment managers when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The Portfolio’s investment managers may also face other potential conflicts of interest in managing the Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolio and other accounts.

Compensation

In order to attract and retain top talent, Putnam offers competitive compensation packages. Our total compensation program, which includes base salary, incentive pay, and other retirement and benefit perquisites, compares favorably with other firms in the industry. Putnam’s Human Resources Department periodically conducts reviews to ensure that our compensation packages remain competitive.

While there is no guarantee that investment objectives will be met, our investment compensation program aligns manager goals with the firm’s chief objective — providing our clients with superior, repeatable investment results over the long term. It emphasizes long-term performance goals and does not offer any extra incentives for outperforming by a wide margin over short-term periods. Incentive targets are set on an individual basis for Investment staff. These targets are designed to reward performance with the primary bonus driver being fund performance against the market and/or benchmark as appropriate over three years.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience.

In addition to direct compensation, Putnam also provides a carefully designed package of employee benefits, which includes comprehensive medical insurance, dental assistance programs, life insurance, and a variety of other benefits standard for our industry.

Ownership of Securities

The portfolio managers did not own any shares of the Portfolios as of December 31, 2011.

SILVANT CAPITAL MANAGEMENT LLC

Silvant Capital Management LLC (“Silvant”) serves as the Sub-Adviser to the Maxim Small-Cap Growth Portfolio pursuant to a Sub-Advisory Agreement dated July 5, 2005. Silvant, registered as an investment adviser registered under the Advisers Act, is a Delaware limited liability company with its principal business address at 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305. Silvant is a majority owned subsidiary of RidgeWorth Capital Management, Inc. a money management holding company which is a majority owned subsidiary of SunTrust Banks, Inc.

MCM is responsible for compensating Silvant, which receives monthly compensation for its services at the annual rate of 0.40% on net assets.

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Chris Guinther	4	739.6	0	0	2	7.0	0	0	0	0	0	0
Michael Sansoterra	4	739.6	1	40.3	20	567.9	0	0	0	0	0	0
Joe Ransom	4	739.6	0	0	29	2,216.0	0	0	0	0	1	13.3
Sandeep Bhatia	4	739.6	0	0	0	0	0	0	0	0	0	0

Material Conflicts of Interest Policy

Management of both the Portfolio and the other accounts listed above at the same time may give rise to potential conflicts of interest. If the Portfolio and the other accounts have identical investment objectives, the portfolio manager could favor one or more accounts over the Portfolio. Another potential conflict may arise from the portfolio manager’s knowledge about the size, timing and possible market impact of Portfolio trades if the portfolio manager used this information to the advantage of other accounts and to the disadvantage of the Portfolio. In addition, aggregation of trades may create the potential for unfairness to a Portfolio or another account if one account is favored over another in allocating the securities purchased or sold. Silvant has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are allocated in a manner Silvant believes is fair and equitable.

Compensation

Portfolio manager compensation generally consists of base salary, bonus, and various employee benefits and may also include long-term stock awards, retention bonuses, or incentive guarantees. These components are tailored in an effort to retain high quality investment professionals and to align compensation with performance.

A portfolio manager’s base salary is determined by the individual’s experience, responsibilities within the firm, performance in the role, and market rate for the position.

Each portfolio manager’s bonus may be structured differently but generally incorporates an evaluation of the Portfolio’s investment performance. Investment performance may be evaluated directly against a peer group and/or benchmark, or indirectly by measuring overall business unit financial performance over a period of time. Where applicable, investment performance is determined by comparing a fund’s pre-tax total return to the returns of the fund’s peer group and benchmark over multi-year periods, as applicable. Where portfolio managers are responsible for multiple funds or other managed accounts, each is weighted based on its size and relative strategic importance to Silvant. Other subjective factors that may be considered in the calculation of incentive bonuses include: adherence to compliance policies, risk management practices, sales/marketing, leadership, communications, corporate citizenship, and overall contribution to the firm. Bonuses are typically paid annually, and a portion of the bonus may be subject to a mandatory deferral which vests over three years subject to the terms of the Deferred Compensation Incentive Plan.

In addition, certain portfolio managers may also participate in RidgeWorth Capital Management’s long-term stock plan or may receive a retention bonus/incentive guarantee for a fixed period when RidgeWorth and/or Subadviser deem it necessary to recruit or retain the employee.

All full-time employees of Silvant are provided a benefits package on substantially similar terms. The percentage of each individual’s compensation provided by these benefits is dependent upon length of employment, salary level, and several other factors. Certain portfolio managers may also be eligible for additional retirement benefits under supplemental retirement plans upon reaching specified compensation levels of eligibility and approval by management.

Ownership of Securities

The portfolio managers did not own any shares of the Portfolio as of December 31, 2011.

T. ROWE PRICE ASSOCIATES, INC.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as the Sub-Adviser to the Maxim T. Rowe Price Equity/Income and Maxim T. Rowe Price MidCap Growth Portfolios pursuant to Sub-Advisory Agreements dated November 1, 1994, as amended, and June 30, 1997, as amended, respectively. T. Rowe Price, registered as an investment adviser under the Advisers Act, is a Maryland corporation with its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202. Founded in 1937, T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

For the Maxim T. Rowe Price Equity/Income Portfolio, MCM is responsible for compensating T. Rowe Price, which receives monthly compensation for its services at the following annual rates:

Annual Fee Rate	Assets
0.50%	First $50 million
0.45%	Next $50 million
0.40%	Reset at $100 million
0.35%	Reset at $200 million
0.325%	Reset at $500 million
0.30%	Over $500 million
0.30%	Reset at $1 billion

For the Maxim T. Rowe Price MidCap Growth Portfolio, MCM is responsible for compensating T. Rowe Price, which receives monthly compensation for its services at an annual rate of 0.50% on all assets.

Other Accounts Managed

The Maxim T. Rowe Price Equity/Income Portfolio is managed by an Investment Advisory Committee chaired by Brian C. Rogers. Mr. Rogers has day-to-day responsibility for managing the Maxim T. Rowe Price Equity/Income Portfolio and works with the Committee in developing and executing the investment program for the Maxim T. Rowe Price Equity/Income Portfolio.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Brian C. Rogers	12	29,472.2	2	1,726.7	10	1,080.8	0	0	0	0	0	0

The Maxim T. Rowe Price MidCap Growth Portfolio is managed by an Investment Advisory Committee chaired by Brian W.H. Berghuis. Mr. Berghuis has day-to-day responsibility for managing the Maxim T. Rowe Price MidCap

Growth Portfolio and works with the Committee in developing and executing the investment program for the Maxim T. Rowe Price MidCap Growth Portfolio.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Brian W.H. Berghuis	7	24,206.6	2	422.6	6	575.9	0	0	0	0	0	0

Material Conflicts of Interest Policy

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities

The portfolio managers did not own any shares of the Portfolios as of December 31, 2011.

MAXIM PROFILE, MAXIM LIFETIME, MAXIM SECUREFOUNDATION® BALANCED, AND MAXIM SECUREFOUNDATION® LIFETIME PORTFOLIOS

The Profile Portfolios, Lifetime Portfolios, SecureFoundation® Balanced Portfolio, and SecureFoundation® Lifetime Portfolios are managed by an Asset Allocation Committee of MCM chaired by S. Mark Corbett. As Committee Chairman, Mr. Corbett has day-to-day responsibility for managing the Profile Portfolios, Lifetime Portfolios, SecureFoundation® Balanced Portfolio, and SecureFoundation® Lifetime Portfolios and works with the Asset Allocation Committee in developing and executing the investment program for the Portfolios.

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Portfolios, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
S. Mark Corbett	0	0	6	90.3	0	0	0	0	0	0	0	0

Material Conflicts of Interest Policy

MCM is not aware of any material conflicts of interest that may arise in connection with the portfolio manager’s management of the Profile Portfolios’, Lifetime Portfolios’, SecureFoundation® Balanced Portfolio’s, and SecureFoundation® Lifetime Portfolios’ investments and the investments of the other accounts included above. Investment personnel affiliated with MCM also manage the investments of an MCM affiliate, Orchard Trust Company, LLC, a trust company domiciled and governed by the laws of the State of Colorado (“OTC”). MCM is an affiliate of OTC through common ownership in which GWL&A is the sole owner of both MCM and OTC. OTC serves as the trustee for various qualified employee benefit plans and/or retirement plans which plans may invest in the Portfolios of Maxim which is advised by MCM. Additionally, OTC offers various collective investment trusts (“CITs”) solely to its clients for which such CITS are advised by MCM. MCM has adopted trading policies and procedures that address aggregation or blocking of client transactions, agency and principal transactions, brokerage and trade allocation which MCM believes address potential conflicts associated with managing multiple accounts for multiple clients and/or other entities affiliated with MCM.

Compensation

Portfolio manager compensation is provided pursuant to an administrative services agreement between MCM and GWL&A. Compensation consists of a base salary and a performance bonus. As well, the portfolio manager may be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. and may participate in employee benefits programs sponsored by GWL&A that include a 401(k) plan as well as one or more non-qualified deferred compensation plans. Finally, the portfolio manager is also a participant in the defined benefit plan sponsored by GWL&A.

Senior management conducts annual performance reviews prior to making compensation decisions. Key criteria include the extent to which the manager has worked effectively alone and within a team for services provided to the Fund as well as to other MCM clients and to GWL&A. Investment results, tenure, level of responsibilities and client service and satisfaction are taken into consideration.

Ownership of Securities

The portfolio manager owned shares of the following Portfolio as of December 31, 2011:

Maxim Aggressive Profile II Portfolio – between $100,001 - $500,000

MAXIM MONEY MARKET, MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES, MAXIM SHORT DURATION BOND, AND MAXIM BOND INDEX PORTFOLIOS

The Maxim Money Market Portfolio, Maxim U.S. Government Mortgage Securities Portfolio, Maxim Short Duration Bond Portfolio, and Maxim Bond Index Portfolio are managed by an internal investment management team headed by Catherine Tocher. Ms. Tocher has managed the Maxim Money Market Portfolio since 2000, the Maxim U.S. Government Mortgage Securities Portfolio since 1993, the Maxim Short Duration Bond Portfolio since 2003, and the Maxim Bond Index Portfolio since 2004.

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Portfolios, other pooled investment vehicles and other accounts over which the Portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Catherine Tocher	0	0	3	1,048.2	42	8,458.2	0	0	0	0	0	0

Material Conflicts of Interest Policy

MCM is not aware of any material conflicts of interest that may arise in connection with the portfolio manager’s management of the Portfolios and the investments of the other accounts included above. Investment personnel affiliated with MCM also manage the investments of stable value funds and separate accounts of GWL&A and First GWL&A. MCM is a subsidiary of GWL&A and an affiliate of First GWL&A, which is also a subsidiary of GWL&A. MCM has adopted trading policies and procedures that address aggregation or blocking of client transactions, agency and principal transactions, brokerage and trade allocation which MCM believes address potential conflicts associated with managing multiple accounts for multiple clients and/or other entities affiliated with MCM.

Compensation

Portfolio manager compensation is provided pursuant to an administrative services agreement between MCM and GWL&A. Compensation consists of a base salary and a performance bonus. As well, the portfolio manager may be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. and may participate in employee benefits programs sponsored by GWL&A that include a 401(k) plan as well as one or more non-qualified deferred compensation plans. Finally, the portfolio manager is also a participant in the defined benefit plan sponsored by GWL&A.

Senior management conducts annual performance reviews prior to making compensation decisions. Key criteria include the extent to which the manager has worked effectively alone and within a team for services provided to the Fund as well as to other MCM clients and to GWL&A. Investment results, tenure, level or responsibilities and client service and satisfaction are taken into consideration.

Ownership of Securities

The portfolio manager owned shares of the following Portfolio as of December 31, 2011:

Maxim U.S. Government Mortgage Securities Portfolio – between $10,001 - $50,000

Sub-Advisory Fees

For the past three fiscal years ended December 31, 2009, 2010, and 2011, the Sub-Advisers were paid fees for their services to the Fund as follows:

Portfolio	2011	2010	2009
Maxim American Century Growth[1]	$607,416	--	--
Maxim Ariel MidCap Value	$209,914	$208,416	$162,675

Portfolio	2011	2010	2009
Maxim Ariel Small-Cap Value	$136,510	$147,441	$324,229
Maxim Federated Bond	$356,942	$292,645	$224,061
Maxim Goldman Sachs MidCap Value	$592,847	$652,858	$668,345
Maxim International Index[2]	$44,455	--	--
Maxim Invesco ADR	$1,065,184	$1,107,041	$863,922
Maxim Invesco Small-Cap Value	$315,885	$443,518	$690,991
Maxim Janus Large Cap Growth	$1,594,009	$1,914,967	$1,396,104
Maxim Loomis Sayles Bond	$1,130,697	$1,091,392	$1,003,181
Maxim Loomis Sayles Small-Cap Value	$666,608	$651,797	$760,570
Maxim MFS International Growth	$730,928	$751,308	$522,717
Maxim MFS International Value[3]	$937,396	$966,560	$1,052,359
Maxim Putnam Equity Income[4]	$588,623	--	--
Maxim Putnam High Yield Bond[5]	$380,998	$224,174	$283,036
Maxim S&P 500® Index	$188,277	$151,065	$130,662
Maxim S&P MidCap 400® Index[6]	$29,627	--	--
Maxim S&P SmallCap 600® Index	$64,701	$51,630	$36,168
Maxim Small-Cap Growth	$435,942	$430,305	$296,075
Maxim Stock Index	$57,469	$56,872	$51,571
Maxim T. Rowe Price Equity/Income	$2,546,362	$2,376,236	$1,942,823
Maxim T. Rowe Price MidCap Growth	$2,832,209	$2,165,606	$1,713,996
Maxim Templeton Global Bond	$603,654	$526,604	$366,613

1 Portfolio commenced operations on June 16, 2011.

2 Portfolio commenced operations on January 13, 2011.

3 The Sub-Adviser and sub-advisory fees for this Portfolio changed effective September 1, 2009.

4 Portfolio commenced operations on June 16, 2011.

5 The Sub-Adviser and sub-advisory fees for this Portfolio changed effective August 3, 2009.

6 Portfolio commenced operations on January 20, 2011.

DISTRIBUTION AND OTHER SERVICES

Multiple Class Structure

The Board of Directors has adopted multiple class plans, as amended from time to time (the “Multiple Class Plans”), pursuant to Rule 18f-3 under the 1940 Act. Portfolios that offer only one class of shares do not have sales charges or distribution fees. Certain Portfolios offer two or more classes of shares. The Initial Class, Class T, and Class G shares offered with certain Portfolios do not have sales charges or distribution fees. The Class L, Class T1, and Class G1 shares offered with certain Portfolios do not have sales charges but have a distribution fee (or 12b-1 fee).

Principal Underwriter and Distributor

GWFS Equities serves as principal underwriter and distributor of the Fund’s shares. GWFS Equities is an affiliate of MCM and is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. GWFS Equities is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111. The principal underwriting agreement calls for GWFS Equities to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the Funds, which are continuously offered at net asset value. Prior to March 31, 2006, Greenwood Investments, LLC served as principal underwriter for the Fund. The principal underwriter did not retain any underwriting commissions during the last three fiscal years ended December 31, 2009, 2010, and 2011.

Compensation received by the principal underwriter during the Fund's last fiscal year ended December 31, 2011:

Principal Underwriter	Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
GWFS Equities, Inc.	$0	$0	$0	$0

Class T1 Distribution Plan

The Lifetime Portfolios have adopted a distribution or “Rule 12b-1” plan (for purposes of this section, “Distribution Plan” or “Rule 12b-1 Plan”) for its Class T1 shares. The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans which reimburse only for expenses incurred. The plan allows the Class T1 shares of the Lifetime Portfolios to compensate the Distributor for distribution of Class T1 shares and for providing or arranging for the provision of services to Class T1 shareholders. Such fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class T1 shares of the Lifetime Portfolios and/or for providing or arranging for the provision of services to the Lifetime Portfolios’ Class T1 shareholders.

The Distribution Plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Class T1 shares of the Lifetime Portfolio). Because these fees are paid out of Class T1's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the terms of the Distribution Plan, it continues from year to year with respect to each Lifetime Portfolio, provided its continuance is approved annually by votes cast in person at a meeting of the majority of both (a) the Board with respect to the Lifetime Portfolios and (b) those directors of the Fund who are not “interested persons” of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it (“Independent Plan Directors”). The Distribution Plan may not be amended with respect to any Lifetime Portfolio to increase materially the maximum amount of the distribution and/or service fees unless such amendment is approved by a majority of the outstanding voting Class T1 shares of the relevant Lifetime Portfolio which has voting rights with respect to the Distribution Plan. No material amendment to the Distribution Plan shall be made unless approved as described above with respect to the annual continuance of the Plan. The Distribution Plan may be terminated at any time with respect to any Lifetime Portfolio by vote of a majority of the Independent Plan Directors, or by the vote of a majority of the outstanding voting Class T1 shares of the relevant Lifetime Portfolio. As required by the Distribution Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for such expenditures.

The Directors, including a majority of Independent Plan Directors, approved the Distribution Plan by votes cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Directors have determined that the Distribution Plan is reasonably likely to benefit each Lifetime Portfolio and the Class T1 shareholders of each Lifetime Portfolio.

The Distribution Plan provides that to the extent that any investment management and administration fees paid by a Lifetime Portfolio might be considered as indirectly financing any activity which is primarily intended to result in the sale of the Lifetime Portfolio's shares, the payment by the Lifetime Portfolio of such fees is authorized under the Distribution Plan.

The Distributor has entered into, and will enter into, from time to time, agreements with selected broker/dealers and other financial intermediaries (collectively, "financial intermediaries") pursuant to which such financial intermediaries will provide certain services in connection with distributing, selling, or supporting the sale of Class T1 shares and/or providing services to shareholders of the Lifetime Portfolios' Class T1 shares.

For the fiscal year ended December 31, 2011, the following 12b-1 payments were made to the Distributor for distribution of Class T1 shares and for providing or arranging for the provision of services to Class T1 shareholders:

Portfolio	Payments*	Amounts Waived
Maxim Lifetime 2015 I	$73,895	--
Maxim Lifetime 2015 II	$271,309	--
Maxim Lifetime 2015 III	$5,393	--
Maxim Lifetime 2025 I	$83,299	--
Maxim Lifetime 2025 II	$350,190	--
Maxim Lifetime 2025 III	$6,140	--
Maxim Lifetime 2035 I	$62,767	--
Maxim Lifetime 2035 II	$244,764	--
Maxim Lifetime 2035 III	$4,482	--
Maxim Lifetime 2045 I	$27,456	--
Maxim Lifetime 2045 II	$97,462	--
Maxim Lifetime 2045 III	$1,686	--
Maxim Lifetime 2055 I	$6,818	--
Maxim Lifetime 2055 II	$22,450	--

Maxim Lifetime 2055 III	$342	$19

* Amount of payments shown does not reflect 12b-1 payments waived by the Distributor with respect to initial seed capital invested by MCM.

The Class T1 shares were first offered with the Lifetime Portfolios as of May 1, 2009.

Class G1 Distribution Plan

The SecureFoundation® Balanced Portfolio and SecureFoundation® Lifetime Portfolios (for purposes of this section, the “SecureFoundation® Portfolio(s)”) have adopted a distribution or “Rule 12b-1” plan (for purposes of this section, “Distribution Plan” or “Rule 12b-1 Plan”) for their Class G1 shares. The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans which reimburse only for expenses incurred. The plan allows the Class G1 shares of the SecureFoundation® Portfolios to compensate the Distributor for distribution of Class G1 shares and for providing or arranging for the provision of services to Class G1 shareholders. Such fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class G1 shares of the SecureFoundation® Portfolios and/or for providing or arranging for the provision of services to the SecureFoundation® Portfolios’ Class G1 shareholders.

The Distribution Plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Class G1 shares of the SecureFoundation® Portfolio). Because these fees are paid out of Class G1’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the terms of the Distribution Plan, it continues from year to year with respect to each SecureFoundation® Portfolio, provided its continuance is approved annually by votes cast in person at a meeting of the majority of both (a) the Board with respect to the SecureFoundation® Portfolios and (b) the Independent Plan Directors. The Distribution Plan may not be amended with respect to any SecureFoundation® Portfolio to increase materially the maximum amount of the distribution and/or service fees unless such amendment is approved by a majority of the outstanding voting Class G1 shares of the relevant SecureFoundation® Portfolio which has voting rights with respect to the Distribution Plan. No material amendment to the Distribution Plan shall be made unless approved as described above with respect to the annual continuance of the Plan. The Distribution Plan may be terminated at any time with respect to any SecureFoundation® Portfolio by vote of a majority of the Independent Plan Directors, or by the vote of a majority of the outstanding voting Class G1 shares of the relevant SecureFoundation® Portfolio. As required by the Distribution Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for such expenditures.

The Directors, including a majority of Independent Plan Directors, approved the Distribution Plan by votes cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Directors have determined that the Distribution Plan is reasonably likely to benefit each SecureFoundation® Portfolios and the Class G1 shareholders of each SecureFoundation® Portfolio.

The Distribution Plan provides that to the extent that any investment management and administration fees paid by a SecureFoundation® Portfolio might be considered as indirectly financing any activity which is primarily intended to result in the sale of the SecureFoundation® Portfolio’s shares, the payment by the SecureFoundation® Portfolio of such fees is authorized under the Distribution Plan.

The Distributor has entered into, and will enter into, from time to time, agreements with selected financial intermediaries pursuant to which such financial intermediaries will provide certain services in connection with distributing, selling, or supporting the sale of Class G1 shares and/or providing services to shareholders of the SecureFoundation® Portfolios’ Class G1 shares.

For the fiscal year ended December 31, 2011, the following 12b-1 payments were made to the Distributor for distribution of Class G1 shares and for providing or arranging for the provision of services to Class G1 shareholders:

Portfolio	Payments*	Amounts Waived
Maxim SecureFoundation® Balanced	$7,945	--
Maxim SecureFoundation® Lifetime 2015	$36,301	--
Maxim SecureFoundation® Lifetime 2020	$104	$4
Maxim SecureFoundation® Lifetime 2025	$26,837	--
Maxim SecureFoundation® Lifetime 2030	$76	$28
Maxim SecureFoundation® Lifetime 2035	$15,295	--

Maxim SecureFoundation® Lifetime 2040	$156	$11
Maxim SecureFoundation® Lifetime 2045	$5,907	--
Maxim SecureFoundation® Lifetime 2050	$13	$11
Maxim SecureFoundation® Lifetime 2055	$313	$14

* Amount of payments shown does not reflect 12b-1 payments waived by the Distributor with respect to initial seed capital invested by MCM.

The Class G1 shares were first offered with the SecureFoundation® Portfolios as of November 13, 2009.

Class L Distribution and Service Plan

Certain Portfolios have adopted a distribution and service or “Rule 12b-1” plan (for purposes of this section, “Distribution Plan” or “Rule 12b-1 Plan”) for their Class L shares (“Class L Portfolios”). The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans which reimburse only for expenses incurred. The plan allows the Class L shares of the Class L Portfolios to compensate the Distributor for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sale of Class L shares of the Class L Portfolios and/or for providing or arranging for the provision of services to the Class L Portfolios’ Class L shareholders.

The Distribution Plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Class L Portfolios). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the terms of the Distribution Plan, it continues from year to year with respect to each Class L Portfolio, provided its continuance is approved annually by votes cast in person at a meeting of the majority of both (a) the Board with respect to the Class L Portfolios and (b) those directors of the Fund who are not “interested persons” of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it (“Independent Plan Directors”). The Distribution Plan may not be amended with respect to any Class L Portfolio to increase materially the maximum amount of the distribution and/or service fees unless such amendment is approved by a majority of the outstanding voting Class L shares of the relevant Class L Portfolio which has voting rights with respect to the Distribution Plan. No material amendment to the Distribution Plan shall be made unless approved as described above with respect to the annual continuance of the Plan. The Distribution Plan may be terminated at any time with respect to any Class L Portfolio by vote of a majority of the Independent Plan Directors, or by the vote of a majority of the outstanding voting Class L shares of the relevant Class L Portfolio. As required by the Distribution Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for such expenditures.

The Directors, including a majority of Independent Plan Directors, approved the Distribution Plan by votes cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Directors have determined that the Distribution Plan is reasonably likely to benefit each Class L Portfolio and the Class L shareholders of each Class L Portfolio.

The Distribution Plan provides that to the extent that any investment management and administration fees paid by a Class L Portfolio might be considered as indirectly financing any activity which is primarily intended to result in the sale of the Class L Portfolio’s shares, the payment by the Class L Portfolio of such fees is authorized under the Distribution Plan.

The Distributor has entered into, and will enter into, from time to time, agreements with selected broker/dealers and other financial intermediaries (collectively, “financial intermediaries”) pursuant to which such financial intermediaries will provide certain services in connection with distributing, selling, or supporting the sale of Class L shares and/or providing services to shareholders of the Class L Portfolios’ Class L shares.

For the fiscal year ended December 31, 2011, the following 12b-1 payments were made to the Distributor for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders:

Portfolio	Payments*	Amounts Waived
Maxim Aggressive Profile II	$109	$16
Maxim Ariel Small-Cap Value	$75	$11
Maxim Bond Index	$142	$14

Maxim Conservative Profile II	$553	$42
Maxim Invesco ADR	$14	$14
Maxim Lifetime 2015 II	$1,927	$23
Maxim Lifetime 2025 II	$3,519	$22
Maxim Lifetime 2035 II	$1,801	$22
Maxim Lifetime 2045 II	$370	$17
Maxim Lifetime 2055 II	$70	$8
Maxim Moderate Profile II	$379	$28
Maxim Moderately Aggressive Profile II	$44	$7
Maxim Moderately Conservative Profile II	$208	$19
Maxim S&P 500® Index	$245	$13
Maxim S&P SmallCap 600® Index	$73	$12
Maxim SecureFoundation Balanced	$524	$29
Maxim SecureFoundation Lifetime 2015	$524	$28
Maxim SecureFoundation Lifetime 2020	$6	$29
Maxim SecureFoundation Lifetime 2025	$119	$28
Maxim SecureFoundation Lifetime 2030	$1	$28
Maxim SecureFoundation Lifetime 2035	$0	$26
Maxim SecureFoundation Lifetime 2040	$0	$28
Maxim SecureFoundation Lifetime 2045	$0	$28
Maxim SecureFoundation Lifetime 2050	$0	$28
Maxim SecureFoundation Lifetime 2055	$0	$28
Maxim T. Rowe Price Equity/Income	$27	$12
Maxim T. Rowe Price MidCap Growth	$113	$12

* Amount of payments shown does not reflect 12b-1 payments waived by the Distributor with respect to initial seed capital invested by MCM.

The Class L shares were first offered with the Class L Portfolios as of January 31, 2011.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the Portfolios, excluding the Maxim Money Market Portfolio, for which GWL&A provides services. With respect to fund-of-funds, such as the Profile Portfolios, Lifetime Portfolios, SecureFoundation® Balanced Portfolio, and SecureFoundation® Lifetime Portfolios, the 0.35% fee applies only to assets invested in Underlying Portfolios that are series of the Fund and in fixed interest contracts issued and guaranteed by GWL&A, if applicable.

Mercer Administrative Services Agreement

Effective May 1, 2008, MCM entered into a Services Agreement with Mercer HR Services, LLC (“Mercer”), pursuant to which Mercer provides recordkeeping and administrative services to certain owners of variable contracts or participants of qualified retirement plans who invest their assets in Portfolios of the Fund for which Mercer serves as record keeper. For the services rendered by it pursuant to the Administrative Services Agreement, Mercer receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the Portfolios for which Mercer provides services.

Profile Underlying Portfolio Administrative Services Agreement

The Distributor entered into an Administrative Services and Program Services Agreement with its affiliates, Putnam Fiduciary Trust Company and Putnam Retail Management Limited Partnership (collectively, “Putnam”), pursuant to which the Distributor provides certain administrative and program services to Putnam with regard to each Putnam fund that is an Underlying Portfolio in a Portfolio. For services rendered and expenses incurred pursuant to the Administrative Services and Program Services Agreement, Putnam pays the Distributor a fee ranging from 0.25% to 0.35% of the average daily net asset value of the shares of each Putnam fund that is an Underlying Portfolio in a Portfolio.

Lifetime Underlying Portfolio Administrative Services Agreements

The Distributor has entered into Administrative Services Agreements with the investment advisers or affiliates of unaffiliated Underlying Portfolios in the Lifetime Portfolios (“Underlying Portfolio entities”), pursuant to which the Distributor provides recordkeeping and administrative services to unaffiliated Underlying Portfolio entities with regard to unaffiliated Underlying Portfolios in a Lifetime Portfolio. For services rendered and expenses incurred pursuant to the Services Agreements, unaffiliated Underlying Portfolio entities pay the Distributor a fee ranging from 0.25% to 0.55% of the average daily net asset value of the shares of the applicable Underlying Portfolio in a Lifetime Portfolio.

SecureFoundation® Underlying Portfolio Administrative Services Agreements

The Distributor has entered into Administrative Services Agreements with the investment advisers or affiliates of unaffiliated Underlying Portfolios in the SecureFoundation® Portfolios (“Underlying Portfolio entities”), pursuant to which the Distributor provides recordkeeping and administrative services to unaffiliated Underlying Portfolio entities with regard to unaffiliated Underlying Portfolios in a SecureFoundation® Portfolio. For services rendered and expenses incurred pursuant to the Services Agreements, the unaffiliated Underlying Portfolio entities pay the Distributor a fee of 0.25% of the average daily net asset value of the shares of the applicable Underlying Portfolio in a SecureFoundation® Portfolio.

Putnam Administrative Services Agreement

The Distributor and MCM have entered into a Services Agreement with their affiliate, Putnam Investor Services, Inc. (“Putnam”), who provides certain administrative and recordkeeping services as agent for the sponsor of college savings programs under Section 529 of the Internal Revenue Code of 1986, as amended (the “529 Plan”). Under the Services Agreement Putnam provides certain recordkeeping and administrative services to the Fund with regard to each Portfolio that is sold as an investment option in the Plan. For services rendered and expenses incurred pursuant to the Services Agreement, the Distributor pays Putnam a fee of 0.20% of the average daily net asset value of the share of each Portfolio that is sold in the 529 Plan.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolios. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Portfolios on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. GFG does not make an independent assessment of the cost of the services provided. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, are not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the direction of the Board of Directors, MCM, or a Sub-Adviser for those Portfolios which are managed on a day-to-day basis by a Sub-Adviser, is primarily responsible for placement of the Fund’s portfolio transactions, including the selection of brokers and dealers through or with which transactions are executed. Neither MCM nor any Sub-Adviser has an obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of the Fund to seek to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While MCM and the Sub-Advisers generally will seek reasonably competitive commissions, the policy of the Fund of seeking to obtain the most favorable net results means the Portfolios will not necessarily pay the lowest spread or commission available.

Transactions on U.S. futures and stock exchanges are effected through brokers acting on an agency basis and involve the payment of negotiated brokerage commissions. Commissions vary among different brokers and dealers, which may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those for negotiated commission transactions in the U.S. Transactions in over-the-counter equities and most fixed income instruments, including U.S. government securities, generally are effected with dealers acting as principal on a “net” basis not involving the payment of brokerage commissions. Prices for such over-the-counter transactions with dealers acting as principal usually include an undisclosed "mark-up" or “mark down” (sometimes called a “spread”) that is retained by the dealer effecting the trade. Recently, several dealers have begun trading over-the-counter securities on a disclosed fee basis, resulting in payment by the applicable Portfolio of a separately identifiable and disclosed fee similar to the commissions paid brokers acting on an agency basis. The cost of securities purchased from an underwriter or from a dealer in connection with an underwritten offering usually includes a fixed commission (sometimes called an “underwriting discount” or “selling concession”) which is paid by the issuer to the underwriter or dealer.

In selecting brokers and dealers through which to effect portfolio transactions for the Fund, MCM and the Sub-Advisers may give consideration for investment research information or services provided to them by brokers and dealers, and cause a Portfolio to pay commissions to such brokers or dealers furnishing such services which are in excess of commissions which another broker or dealer may have charged for the same transaction. Such investment research information or services ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector, compilations of company or security data, attendance at conferences or seminars on investment topics, and may also include subscriptions to financial periodicals, and computerized news, financial information, quotation and communication systems, including related computer hardware and software, used in making or implementing investment decisions. Some investment research information or services may be used by MCM or a Sub-Adviser both for investment research purposes and for non-research purposes, such as for presentations to prospective investors or reports to existing clients regarding their portfolios. Where MCM or a Sub-Adviser uses such information or services for both research and non-research purposes, it makes a good faith allocation of the cost of such information or service between the research and non-research uses. The portion of the cost of the information or service allocable to the non-research use is paid by MCM or the Sub-Adviser, as the case may be, while the portion of the cost allocable to research use may be paid by the direction of commissions paid on Fund portfolio transactions to the broker or dealer providing the information or service.

MCM and the Sub-Advisers may use any investment research information or services obtained through the direction of commissions on portfolio transactions of a Portfolio in providing investment advice to any or all of their other investment advisory accounts, and may use such information in managing their own accounts. The use of particular investment research information or services is not limited to, and may not be used at all in making investment decisions for, the Portfolio the transactions of which are directed to the broker or dealer providing the investment research information or services.

If in the best interests of both one or more Portfolios and other MCM client accounts, MCM may, to the extent permitted by applicable law, but need not, aggregate the purchases or sales of securities for these accounts to obtain favorable overall execution. When this occurs, MCM will allocate the securities purchased and sold and the expenses incurred in a manner that it deems equitable to all accounts. In making this determination, MCM may consider, among other things, the investment objectives of the respective client accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally, and the opinions of persons responsible for managing the Portfolios and other client accounts. The use of aggregated transactions may adversely affect the size of the position obtainable for the Portfolios, and may itself adversely affect transaction prices to the extent that it increases the demand for the securities being purchased or the supply of the securities being sold.

No brokerage commissions have been paid by the Maxim Money Market, Maxim Bond Index, Maxim U.S. Government Mortgage Securities, Maxim Short Duration Bond, Maxim Templeton Global Bond, Profile, Lifetime,

SecureFoundation® Balanced or SecureFoundation® Lifetime Portfolios for the years ended December 31, 2009 through December 31, 2011. For the years 2009, 2010, and 2011 the Portfolios paid commissions as follows:

Portfolio	2011	2010	2009
Maxim American Century Growth[1]	$173,983	--	--
Maxim Ariel MidCap Value	$36,527	$31,214	$46,100
Maxim Ariel Small-Cap Value	$57,427	$85,112	$439,073
Maxim Federated Bond	$3,017	$7,678	--
Maxim Goldman Sachs MidCap Value	$12,791	$14,333	$50,051
Maxim International Index[2]	$83,022	--	--
Maxim Invesco ADR	$148,736	$280,779	$237,914
Maxim Invesco Small-Cap Value	$711,949	$882,390	$1,570,206
Maxim Janus Large Cap Growth	$458,658	$397,909	$158,341
Maxim Loomis Sayles Bond	--	$3,638	$877
Maxim Loomis Sayles Small-Cap Value	$267,152	$384,142	$422,978
Maxim MFS International Growth	$189,116	$187,288	$89,871
Maxim MFS International Value	$120,639	$208,500	$544,820
Maxim Putnam Equity Income[3]	$349,226	--	--
Maxim Putnam High Yield Bond	--	$5,742	$4,070
Maxim S&P 500® Index	$66,257	$51,056	$20,072
Maxim S&P MidCap 400® Index[4]	$30,238	--	--
Maxim S&P SmallCap 600® Index	$18,489	$43,075	$19,356
Maxim Small-Cap Growth	$232,085	$488,749	$288,625
Maxim Stock Index	$7,483	$13,495	$4,273
Maxim T. Rowe Price Equity/Income	$160,156	$127,274	$155,461
Maxim T. Rowe Price MidCap Growth	$298,579	$279,649	$262,007

1 Portfolio commenced operations on June 16, 2011.

2 Portfolio commenced operations on January 13, 2011.

3 Portfolio commenced operations on June 16, 2011.

4 Portfolio commenced operations on January 20, 2011.

During the fiscal year ended December 31, 2011, certain of the Portfolios held securities issued by one or more of their regular brokers or dealers or a parent company of their regular brokers or dealers. The following table shows the aggregate value of the securities of the regular brokers or dealers (or a parent company) held by a Portfolio as of the fiscal year ended December 31, 2011.

Portfolio	Name of Regular Broker or Dealer	Aggregate Value of Securities Held (000’s omitted)
Maxim Stock Index	Goldman, Sachs & Co.	$974
	Jefferies & Co., Inc.	$42
	Morgan Stanley & Co., Inc.	$485
	Bank of America, Inc.	$1233
	JP Morgan Securities, Inc.	$2764
	Citigroup Global Markets, Inc.	$1682
Maxim Bond Index	Goldman, Sachs & Co.	$2016
	Merrill Lynch & Co., Inc	$471
	Morgan Stanley & Co., Inc.	$7469
	Deutsche Bank Securities, Inc.	$762
	Bank of America, Inc.	$2371
	Barclays Bank International, Ltd.	$518
	JP Morgan Securities, Inc.	$2707
	Citigroup Global Markets, Inc.	$2036
	UBS Investment Bank	$497
	Credit Suisse First Boston	$966

	Nomura Securities International, Inc.	$503
	Jefferies & Co., Inc.	$508
Maxim U.S. Government Mortgage Securities	JP Morgan Securities, Inc.	$7864
	Morgan Stanley & Co., Inc.	$6114
Maxim MFS International Growth	UBS Investment Bank	$2881
	Barclays Bank International, Ltd.	$927
Maxim Federated Bond	Credit Suisse First Boston	$2868
	Bank of America, Inc.	$1380
	Goldman, Sachs & Co.	$1970
	Jefferies & Co., Inc.	$508
	JP Morgan Securities, Inc.	$558
	Citigroup Global Markets, Inc.	$2178
	Morgan Stanley & Co., Inc.	$1840
	Merrill Lynch & Co., Inc	$1724
Maxim S&P® 500 Index	Goldman, Sachs & Co.	$3554
	Bank of America, Inc.	$4492
	Citigroup Global Markets, Inc.	$6132
	JP Morgan Securities, Inc.	$10084
	Morgan Stanley & Co., Inc.	$1775
Maxim Loomis Sayles Bond	Morgan Stanley & Co., Inc.	$6271
	JP Morgan Securities, Inc.	$4083
	Barclays Bank International, Ltd.	$2718
	Bank of America, Inc.	$4291
	Citigroup Global Markets, Inc.	$578
	Goldman, Sachs & Co.	$191
	Jefferies & Co., Inc.	$1919
	Merrill Lynch & Co., Inc	$3021
Maxim Invesco ADR	Barclays Bank International, Ltd.	$2655
Maxim Short Duration Bond	Goldman, Sachs & Co.	$507
	Morgan Stanley & Co. Inc.	$3084
	Barclays Bank International, Ltd.	$515
	JP Morgan Securities, Inc.	$3416
	Bank of America, Inc.	$474
	Citigroup Global Markets, Inc.	$518
	Credit Suisse First Boston	$247
	UBS Investment Bank	$991
	Nomura Securities International, Inc.	$252
Maxim T. Rowe Price Equity/Income	Morgan Stanley & Co., Inc.	$1782
	Bank of America, Inc.	$4421
	JP Morgan Securities, Inc.	$15787
Maxim International Index	Deutsche Bank Securities, Inc.	$569
	Credit Suisse First Boston	$452
	SG America's Securities, LLC	$216
	UBS Investment Bank	$710
Maxim S&P® 400 Index	Jefferies & Co., Inc.	$209
Maxim Putnam Equity Income	JP Morgan Securities, Inc.	$835
	Citigroup Global Markets, Inc.	$1336

Portfolio Turnover

The turnover rate for each Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average value of portfolio securities owned by the Portfolio during the fiscal year. In computing the portfolio turnover rate, certain U.S. government securities (long-term for periods before 1986 and short-term for all periods) and all other securities, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded.

There are no fixed limitations regarding the portfolio turnover of the Portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of each Portfolio may be disposed of when appropriate in MCM’s judgment.

With respect to any Portfolio, a higher portfolio turnover rate may involve correspondingly greater brokerage commissions and other expenses which might be borne by the Portfolio and, thus, indirectly by its shareholders.

There was a significant variation in turnover rate in 2011 as compared to 2010 for the Maxim Putnam High Yield Bond Portfolio, Maxim Small-Cap Growth Portfolio, Maxim Invesco Small-Cap Value Portfolio, Maxim Lifetime 2055 Portfolio III, and Maxim SecureFoundation® Lifetime 2055 Portfolio. The variations for the Maxim Putnam High Yield Bond Portfolio and Maxim Small-Cap Growth Portfolio, both of which had lower turnover rates in 2011 than in 2010, were generally due to a decrease in market volatility and a return to a more normalized trading environment. The variation for the Maxim Invesco Small-Cap Value Portfolio, which had a higher turnover rate in 2011 than in 2010, was primarily due to a model re-weight that was implemented in 2011. The variations for the Maxim Lifetime 2055 Portfolio III and Maxim SecureFoundation® Lifetime 2055 Portfolio were largely the result of lower asset bases in 2010, and the resulting effect of purchases and redemptions of shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of September 1, 2012, the outstanding shares of the Fund were held of record by GWL&A, First Great-West Life & Annuity Insurance Company, and New England Life Insurance Company (collectively, the “Insurance Companies”), by certain retirement plans and college savings programs, by IRA custodians and trustees, and by Portfolios of the Fund organized as fund of funds. The Insurance Companies hold shares principally in their separate accounts: Maxim Series Account, Pinnacle Series Account, Retirement Plan Series Account, FutureFunds Series Account, FutureFunds II Series Account, Qualified Series Account, COLI VUL-7 Series Account, COLI VUL-2 Series Account, COLI VUL-4 Series Account and COLI VUL-10 of GWL&A; TNE Series (k) Account of New England Life Insurance Company; and FutureFunds II Series Account of First Great-West Life & Annuity Insurance Company. GWL&A, which provided the initial capitalization for certain Portfolios, also holds shares directly. Investments by MCM consists of initial capitalization.

For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a Portfolio is presumed to “control” the Portfolio. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. A control person could control the outcome of proposals presented to shareholders for approval.

To the best knowledge of the Fund, as of October 1, 2012, the names and addresses of the record holders of 5% or more of the outstanding shares of each Portfolio’s equity securities and the percentage of the outstanding shares held by such holders are set forth in the following tables. Other than as indicated below, the Fund is not aware of any shareholder who beneficially owns more than 25% of a Portfolio’s total outstanding shares.

The list is presented in alphabetical order by Portfolio. As a group, the officers and Directors of the Fund owned less than 1% of the outstanding shares of each of the Portfolios.

[THIS SECTION TO BE COMPLETED BY AMENDMENT]

DIVIDENDS AND TAXES

The following is only a summary of certain federal income tax considerations generally affecting a Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and this discussion is not intended as tax advice or as a substitute for careful tax planning or legal advice from a qualified tax advisor.

Qualification as a Regulated Investment Company

The Internal Revenue Code of 1986, as amended (the “Code”), provides that each investment portfolio of a series investment company is to be treated as a separate corporation. Accordingly, each Portfolio will seek to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, a Portfolio will not be subject to federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and net realized capital gain (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) determined without regard to the deduction for dividends paid and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below. A Portfolio will be subject to federal income tax at regular corporate rates on any income or gains that it does not distribute. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within one month after the close of the taxable year, will be considered distributions of income and gains during the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (the “Income Requirement”). A Portfolio is also subject to certain investment diversification requirements under Subchapter M of the Code in order to be taxed as a RIC. Each Portfolio also intends to comply with the investment diversification requirements of Code Section 817(h) so that variable contract holders that have chosen a Portfolio as an investment option under their contracts will continue to qualify for tax deferral. If a Portfolio fails to comply with the diversification and other requirements of Code section 817(h) and the regulations thereunder, owners of variable contracts who have indirectly invested in the Portfolio might be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For a discussion of the tax treatment of the variable contracts and holders thereof, see the discussion of federal income tax consideration included in the prospectus for the contracts.

Certain debt securities purchased by a Portfolio (such as zero-coupon bonds) may be treated for federal income tax purposes as having original issue discount. Original issue discount, generally defined as the excess of the stated redemption price at maturity over the issue price, is treated as interest for federal income tax purposes. Whether or not a Portfolio actually receives cash, it is deemed to have earned original issue discount income that is subject to the Distribution Requirement. Generally, the amount of original issue discount included in the income of a Portfolio each year is determined on the basis of a constant yield to maturity that takes into account the compounding of accrued interest.

In addition, a Portfolio may purchase debt securities at a discount that exceeds any original issue discount that remained on the securities at the time a Portfolio purchased the securities. This additional discount represents market discount for federal income tax purposes. For a debt security issued after July 18, 1984 having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Portfolio elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in taxable years to which it is attributable). Generally, market discount accrues on a daily basis. A Portfolio may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless a Portfolio makes the election to include market discount in income currently).

A Portfolio’s investment in lower-rated or unrated debt securities may present issues for the Portfolio if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

A Portfolio’s transactions, if any, in forward contracts, swap agreements, options, futures contracts, short sales and hedged investments may be subject to special provisions of the Code that, among other things, may accelerate recognition of income to the Portfolio or defer the Portfolio’s losses. These provisions also may require a Portfolio to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the Portfolio to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement.

A Portfolio’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Portfolio to realize gain, but not loss, on the position.

To the extent a Portfolio invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of a Portfolio’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

If for any taxable year a Portfolio does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to federal income tax without any deduction for distributions to shareholders. In addition, if for any taxable year a Portfolio fails to qualify as a RIC, owners of variable contracts who have indirectly invested in the Portfolio might be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The Regulated Investment Company Modernization Act of 2010 provides a cure for a failure to satisfy the Income Requirement (i.e., 90 percent of a RIC’s gross income must derive from “qualifying income”) if the failure is due to reasonable cause and not willful neglect and the RIC pays a monetary penalty. It also provides a special rule for a de minimis failure of the RIC diversification requirement and a cure for other failures of the RIC diversification requirement if the failures are due to reasonable cause and not willful neglect and the RIC pays a monetary penalty.

If a Portfolio were to fail to qualify as a RIC for one or more taxable years and it did not cure the failure, the Portfolio could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Portfolio had distributed to the Portfolio’s shareholders a taxable dividend equal to the full amount of any earnings and profits (less the interest charge mentioned below, if applicable) attributable to such period. A Portfolio might also be required to pay to the U.S. Internal Revenue Service interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and U.S. Treasury regulations, if the Portfolio should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Portfolio may be subject to federal income tax on the excess (if any) of the fair market value of the Portfolio’s assets over the Portfolio’s basis in such assets, as of the day immediately before the first taxable year for which the Portfolio seeks to requalify as a RIC.

If a Portfolio determines that it will not qualify as a RIC under Subchapter M of the Code, the Portfolio will establish procedures to reflect the anticipated tax liability in the Portfolio’s net asset value.

Excise Tax on RICs

In order to avoid liability for the 4% federal excise tax on undistributed income, each Portfolio must distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98.2% of its capital gain net income for the one-year period ending on October 31 of each year and (3) any amounts from the prior calendar year that were not distributed and on which the Portfolio paid no federal income tax. The Portfolios intend to qualify for an exception or make sufficient distributions or deemed distributions of their ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Portfolios may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on our understanding of the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the discussion expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

OTHER INFORMATION

Description of Shares

Shares of beneficial interest of the Portfolios are redeemable at their net asset value at the option of the shareholder or at the option of the Portfolio in certain circumstances. The Fund allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Portfolio. These assets constitute the underlying assets of each Portfolio, are segregated on the Fund's books of account, and are charged with the expenses of such Portfolio and its respective classes. The Fund allocates any general expenses of the Fund not readily identifiable as belonging to a particular Portfolio by or under the direction of the Board of Directors, primarily on the basis of relative net assets, or other relevant factors. Each Lifetime Portfolio offers Class T, Class T1 and Class L shares, the SecureFoundation® Balanced Portfolio offers Class G, Class G1 and Class L shares, and each SecureFoundation® Lifetime Portfolio offers Class G, Class G1 and Class L shares. The remaining Portfolios, except the Maxim Money Market Portfolio, offer two classes of shares – Initial Class and Class L. The Maxim Money Market Portfolio offers only one class of shares. Each share of each Portfolio represents an equal proportionate interest in that Portfolio with each other share and is entitled to such dividends and distributions out of the income belonging to such Portfolio as are declared by the Board of Directors. Each share class represents interests in the same portfolio of investments. Differing expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of a Portfolio, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Portfolio allocable to such class available for distribution after satisfaction of outstanding liabilities of the Portfolio allocable to such class. Additional classes of shares may be authorized in the future.

Voting Rights

The shares of the Portfolios have no preemptive or conversion rights. Shares are fully paid and nonassessable. The Fund or any Portfolio may be terminated upon the sale of its assets to another investment company (as defined in the 1940 Act), or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Fund or the Portfolios. If not so terminated, the Fund or the Portfolios (as defined under the 1940 Act) will continue indefinitely.

Shareholders of a Portfolio are entitled to one vote for each Portfolio share owned and fractional votes for fractional shares owned. However, shareholders of any particular class of a Portfolio will vote separately on matters relating solely to such class and not on matters relating solely to any other class(es). Pursuant to current interpretations of the 1940 Act, insurance companies that invest in a Portfolio will solicit voting instructions from owners of variable contracts that are issued through separate accounts registered under the 1940 Act with respect to any matters that are presented to a vote of shareholders of that Portfolio.

Dividends rights, the right of redemption, and exchange privileges are described in the Prospectuses.

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York 10286, is custodian of the assets for all Portfolios, other than the Profile Portfolios, the Lifetime Portfolios, SecureFoundation® Balanced Portfolio and SecureFoundation® Lifetime Portfolios, each of which are self-custodied. Fees paid for custodial services by MCM for the period 2009-2011 are as follows:

Year	Bank of New York Mellon
2009	$1,095,450
2010	$1,191,844
2011	$1,603,038

The custodian is responsible for the safekeeping of a Portfolio’s assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a Portfolio or in deciding which securities are purchased or sold by a Portfolio. However, a Portfolio may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.

Transfer and Dividend Paying Agent

DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, MO 64105, serves as the Fund’s transfer agent and dividend paying agent.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, Colorado 80202, serves as the Fund’s independent registered public accounting firm. Deloitte & Touche LLP audits financial statements for the Fund and provides other audit and related services.

FINANCIAL STATEMENTS

The Fund’s audited financial statements and financial highlights as of December 31, 2011, together with the notes thereto and the report of Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, Colorado 80202, an independent registered public accounting firm, are incorporated by reference to the Fund’s Form N-CSRs filed via EDGAR on March 8, 2012 (File No. 811-03364). The Fund’s audited financial statements do not relate to the Maxim Real Estate Index Portfolio, which had not commenced operations as of December 31, 2011.

APPENDIX A

Long Term Obligation Ratings by Moody’s Investors Service, Inc. (“Moody’s”)

Aaa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B. Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Long Term Obligation Ratings by Standard & Poor’s Corporation (“S&P”)

AAA. An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C. A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D. An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short Term Obligation Ratings by Moody’s

P-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Short Term Obligation Ratings by S&P

A-1. A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2. A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3. A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C. A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D. A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Short Term Obligation Ratings by Fitch

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C. High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

A copy of Maxim Series Fund, Inc.’s proxy voting policies and procedures (attached below), or a copy of the applicable proxy voting record may be requested by calling 1-866-831-7129, or writing to: Secretary, Maxim Series Fund, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111.

[PROXY VOTING POLICIES AND PROCEDURES TO BE FILED BY AMENDMENT]

B-1

PART C

OTHER INFORMATION

Item 28. Exhibits

(a) Articles of Amendment and Restatement are incorporated by reference to Registrant’s Post-Effective Amendment No. 110 to the Registration Statement filed on April 25, 2011 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Articles of Amendment and Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Articles of Amendment incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Articles Supplementary are filed herewith.

(b) Amended and Restated Bylaws are incorporated by reference to Registrant’s Post-Effective Amendment No. 110 to the Registration Statement filed on April 25, 2011 (File No. 2-75503).

(c) Not Applicable.

(d)(1) Amended and Restated Investment Advisory Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Amendment to Amended and Restated Investment Advisory Agreement is filed herewith.

(d)(2) Sub-Advisory Agreement on behalf of Maxim Ariel MidCap Value Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 2-75503), Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503), and Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).

(d)(3) Sub-Advisory Agreement on behalf of Maxim Ariel Small-Cap Value Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 2-75503), Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503), and Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).

(d)(4) Form of Sub-Advisory Agreement on behalf of Maxim Stock Index, Maxim S&P SmallCap 600® Index, Maxim S&P 500® Index, Maxim S&P MidCap 400®, and Maxim International Index Portfolios and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 78 to its Registration Statement filed on April 11, 2003 (File No. 2-75503), Post-Effective Amendment No. 80 filed on June 30, 2003 (File No. 2-75503), Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503), and Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amendment to Sub-Advisory Agreement is filed herewith.

(d)(5) Sub-Advisory Agreement on behalf of Maxim Invesco ADR Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 2-75503), Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503), and Post-Effective Amendment No. 105 filed on April 30, 2010 (File No. 2-75503).

(d)(6) Sub-Advisory Agreement on behalf of Maxim Loomis Sayles Bond and Maxim Loomis Sayles Small-Cap Value Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 70 to the Registration Statement filed on March 1, 2001 (File No. 2-75503).

(d)(7) Sub-Advisory Agreement on behalf of Maxim T. Rowe Price Equity/Income Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 2-75503), Post-Effective Amendment No. 83 filed on August 4, 2004 (File No. 2-75503), and Post-Effective Amendment No. 93 filed on April 28, 2008 (File No. 2-75503). Amendment to Sub-Advisory Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503).

(d)(8) Sub-Advisory Agreement on behalf of Maxim T. Rowe Price MidCap Growth Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 55 to the Registration Statement filed on April 30, 1998 (File No. 2-75503), Post-Effective Amendment No. 72 filed on April 27, 2001 (File No. 2-75503), and Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503).

(d)(9) Sub-Advisory Agreement on behalf of Maxim MFS International Growth Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 80 to the Registration Statement filed on June 30, 2003 (File No. 2-75503).

(d)(10) Sub-Advisory Agreement on behalf of Maxim Federated Bond Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 80 to the Registration Statement filed on June 30, 2003 (File No. 2-75503).

(d)(11) Form of Sub-Advisory Agreement on behalf of Maxim Janus Large Cap Growth Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 80 to the Registration Statement filed on June 30, 2003 (File No. 2-75503) and Post-Effective Amendment No. 82 filed on April 30, 2004 (File No. 2-75503).

(d)(12) Form of Sub-Advisory Agreement on behalf of Maxim Small-Cap Growth Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503) and Post-Effective Amendment No. 93 filed on April 28, 2008 (File No. 2-75503).

(d)(13) Form of Sub-Advisory Agreement on behalf of Maxim MFS International Value Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 101 to its Registration Statement filed on October 30, 2009 (File No. 2-75503).

(d)(14) Form of Sub-Advisory Agreement on behalf of Maxim Templeton Global Bond Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503). Amendment to Sub-Advisory Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(d)(15) Form of Sub-Advisory Agreement on behalf of Maxim Putnam High Yield Bond Portfolio and Maxim Putnam Equity Income Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 101 to its Registration Statement filed on October 30, 2009 (File No. 2-75503). Amendment to Sub-Advisory Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503).

(d)(16) Form of Sub-Advisory Agreement on behalf of Maxim Invesco Small-Cap Value Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 92 to its Registration Statement filed on March 20, 2008 (File No. 2-75503), and Post-Effective Amendment No. 105 filed on April 30, 2010 (File No. 2-75503). Amendment to Sub-Advisory Agreement is filed herewith.

(d)(17)    Form of Sub-Advisory Agreement on behalf of Maxim Goldman Sachs MidCap Value Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 92 to its Registration Statement filed on March 20, 2008 (File No. 2-75503). Amendment to Sub-Advisory Agreement is filed herewith.

(d)(18)    Form of Sub-Advisory Agreement on behalf of Maxim American Century Growth Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503).

(d)(19)    Form of Sub-Advisory Agreement on behalf of Maxim Real Estate Index Portfolio to be filed by amendment.

(d)(20)    Expense Limitation Agreement for the Maxim SecureFoundation® Balanced ETF Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(e)(1)(a)    Form of Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(e)(1)(b)    Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503). Amendments to Principal Underwriting Agreement are incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503) and Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503). Amendment to Principal Underwriting Agreement to be filed by amendment.

(e)(1)(c)    Principal Underwriting Agreement for the Maxim SecureFoundation® Balanced ETF Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(e)(2)    Form of Class T1 Services Agreement for the Maxim Lifetime Portfolios is incorporated by reference to Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).

(e)(3)    Form of Class G1 Services Agreement for the Maxim SecureFoundation® Balanced Portfolio and Maxim SecureFoundation® Lifetime Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(e)(4)    Form of Class L Services Agreement for the Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Revised form of Class L Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Revised form of Class L Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Revised form of Class L Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503). Revised form of Class L Services Agreement to be filed by amendment.

(e)(5)    Form of Class A and Class S Selling and Service Agreement for the Maxim SecureFoundation® Balanced ETF Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(f)    Not Applicable.

(g)    Custody Agreements with The Bank of New York Mellon are filed herewith.

(h)(1)    Securities Lending Agreement and Guaranty with The Bank of New York Mellon is incorporated by reference to Registrant's Post-Effective Amendment No. 74 filed on March 1, 2002 (File No. 2-75503). Form of amendments to Securities Lending Agreement and Guaranty are incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Global Securities Lending Supplement is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(h)(2)    Rule 22c-2 Shareholder Information Agreement between the Fund and GWFS Equities, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 88 to its Registration Statement filed on May 1, 2007 (File No. 2-75503). Form of Amendment to Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(h)(3)    Form of Class A Administrative Service Plan for the Maxim SecureFoundation® Balanced ETF Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(h)(4)    Form of Class A Administrative Service Agreement for the Maxim SecureFoundation® Balanced ETF Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(h)(5)    Form of Class S Administrative Service Plan for the Maxim SecureFoundation® Balanced ETF Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(h)(6)    Form of Class S Administrative Service Agreement for the Maxim SecureFoundation® Balanced ETF Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(i)    Legal Opinion of Helliwell, Melrose & DeWolfe, P.A. is incorporated by reference to the exhibits to Registrant's Post-Effective Amendment No. 67 to its Registration Statement filed on February 28, 2000 (File No. 2-75503).

(i)(2)    Legal Opinion with respect to the Lifetime Asset Allocation Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).

(i)(3)    Legal Opinion with respect to the Maxim SecureFoundation® Balanced Portfolio and Maxim SecureFoundation® Lifetime 2015, 2025, 2035, 2045 and 2055 Portfolios is incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503).

(i)(4)    Legal Opinion with respect to the Maxim SecureFoundation Lifetime 2020, 2030, 2040 and 2050 Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(i)(5)    Legal Opinion with respect to the Maxim S&P MidCap 400® Index Portfolio and Maxim International Index Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(i)(6)    Legal Opinion with respect to the Class L shares of certain Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(i)(7)    Legal Opinion with respect to the Maxim American Century Growth Portfolio and Maxim Putnam Equity Income Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503).

(i)(8)    Legal Opinion with respect to the Class L shares of certain Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503).

(i)(9)    Legal Opinion with respect to the Class L shares of the Maxim Putnam High Yield Bond Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503).

(i)(10)    Legal Opinion with respect to the Maxim SecureFoundation® Balanced ETF Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(i)(11)    Legal Opinion with respect to the Maxim Real Estate Index Portfolio to be filed by amendment.

(j)    Written Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, to be filed by amendment.

(k)    Not Applicable.

(l)    Not Applicable.

(m)(1)    Form of Class T1 Distribution Plan under Rule 12b-1 for the Maxim Lifetime Portfolios is incorporated by reference to Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503). Amended form of Class T1 Distribution Plan under Rule 12b-1 for the Maxim Lifetime Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Agreement Pursuant to the Class T1 Distribution Plan for the Maxim Lifetime Portfolios is incorporated by reference to Post-Effective Amendment No. 105 filed on April 30, 2010 (File No. 2-75503).

(m)(2)    Form of Class G1 Distribution Plan under Rule 12b-1 for the Maxim SecureFoundation® Balanced Portfolio and Maxim SecureFoundation® Lifetime Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amended Form of Class G1 Distribution Plan under Rule 12b-1 for the Maxim SecureFoundation® Balanced Portfolio and Maxim SecureFoundation® Lifetime Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File

No. 2-75503). Agreement Pursuant to the Class G1 Distribution Plan for the Maxim SecureFoundation® Portfolios is incorporated by reference to Post-Effective Amendment No. 105 filed on April 30, 2010 (File No. 2-75503). Amendment to Agreement Pursuant to the Class G1 Distribution Plan for the Maxim SecureFoundation® Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(m)(3) Form of Class L Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amended form of Class L Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Amended form of Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Amended form of Class L Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503). Amended form of Class L Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Amended form of Class L Distribution and Service Plan to be filed by amendment. Agreement Pursuant to the Class L Distribution and Service Plan for certain Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amendment to Agreement Pursuant to the Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Amendment to Agreement Pursuant to the Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Amendment to Agreement Pursuant to the Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503). Amendment to Agreement Pursuant to the Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Amendment to Agreement Pursuant to Class L Distribution and Service Plan to be filed by amendment.

(m)(4) Form of Class A Distribution and Service Plan under Rule 12b-1 for the Maxim SecureFoundation® Balanced ETF Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503). Amended form of Class A Distribution and Service Plan under Rule 12b-1 for the Maxim SecureFoundation® Balanced ETF Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503).

(m)(5) Form of Class S Distribution and Service Plan under Rule 12b-1 for the Maxim SecureFoundation® Balanced ETF Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503). Amended form of Class S Distribution and Service Plan under Rule 12b-1 for the Maxim SecureFoundation® Balanced ETF Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503).

(n)(1) Rule 18f-3 Plan for the Maxim Lifetime Portfolios (Classes T, T1 and L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amended Rule 18f-3 Plan for the Maxim Lifetime Portfolios (Classes T, T1 and L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503).

(n)(2) Rule 18f-3 Plan for the Maxim SecureFoundation® Balanced Portfolio and Maxim SecureFoundation® Lifetime Portfolios (Classes G, G1 and L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amended Rule 18f-3 Plan for the Maxim SecureFoundation® Balanced Portfolio and Maxim SecureFoundation® Lifetime Portfolios (Classes G, G1 and L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503).

(n)(3) Rule 18f-3 Plan for certain Portfolios (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Portfolios (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Portfolios (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Portfolios (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Portfolios (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Portfolios (Initial Class and Class L) to be filed by amendment.

(n)(4) Rule 18f-3 Plan for the Maxim SecureFoundation® Balanced ETF Portfolio (Classes A and S) is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(o) Reserved.

(p)(1) Code of Ethics for the Fund’s principal underwriter is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(p)(2) Code of Ethics for Ariel Investments, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503).

(p)(3) Code of Ethics for the Bank of New York Mellon and Mellon Capital Management Corporation is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503).

(p)(4) Code of Ethics for Invesco Advisers, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503).

(p)(5) Revised Code of Ethics for Loomis, Sayles & Company, L.P. is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503).

(p)(6) Code of Ethics for T. Rowe Price Group, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503).

(p)(7) Code of Ethics for Massachusetts Financial Services Company is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503).

(p)(8) Code of Ethics for Federated Investors, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503).

(p)(9) Code of Ethics for Janus Capital Management LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503).

(p)(10) Code of Ethics for Silvant Capital Management LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503).

(p)(11) Code of Ethics for Franklin Templeton Investments is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503).

(p)(12) Code of Ethics for Putnam Investment Management, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503).

(p)(13) Code of Ethics for Goldman Sachs Asset Management, L.P. is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503).

(p)(14) Code of Ethics for American Century Investments is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503).

(p)(15) Code of Ethics for Geode Capital Management, LLC is filed herewith.

(p)(16) Maxim Series Fund, Inc. and GW Capital Management, LLC Code of Ethics for Access Persons is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

Power of Attorney for Mr. Zisman is incorporated by reference to Registrant’s Post-Effective Amendment No. 52 to the Registration Statement filed on June 25, 1997 (File No. 2-77503). Power of Attorney for Ms. Klapper is incorporated by reference to Registrant’s Post-Effective Amendment No. 95 to the Registration Statement filed on February 13, 2009 (File No. 2-77503). Power of Attorney for Mr. McConahey is incorporated by reference to Registrant’s Post-Effective Amendment No. 109 to the Registration Statement filed on March 25, 2011 (File No. 2-77503).

Item 29.	Persons Controlled by or Under Common Control with the Fund (as of December 31, 2011)

I.	OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

Paul G. Desmarais
99.999%	- Pansolo Holding Inc.
	100%	- 3876357 Canada Inc.
	100%	- 3439496 Canada Inc.
	100%	- Capucines Investments Corporation
	32%	- Nordex Inc. (68% also owned directly by Paul G. Desmarais)
		94.9%	- Gelco Enterprises Ltd. (5.1% also owned directly by Paul G. Desmarais)
			53.62%	- Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by Mr. Paul G. Desmarais is as follows. There are issued and outstanding as of December 31, 2011 411,042,894 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 899,590,614.

Pansolo Holding Inc. owns directly 15,216,033 SVS and 367,692 PPS, entitling Pansolo Holding Inc. directly to an aggregate percentage of voting rights of 18,892,953 or 2.1 % of the total voting rights attached to the shares of PCC. Pansolo Holding Inc. wholly owns 3876357 Canada Inc., 3439496 Canada Inc. and Capucines Investments Corporation which respectively own 40,686,080 SVS, 3,236,279 SVS, 3,125,000 SVS of PCC, representing respectively 4.52%, 0.36%, 0.35 % of the aggregate voting rights of PCC.

Gelco Entreprises Ltd owns directly 48,235,700 PPS, representing 53.62% of the aggregate voting rights of PCC (PPS (10 votes) and SVS (1 vote)). Hence, the total voting rights of PCC under the direct and indirect control of Mr. Paul G. Desmarais is approximately 60.95%; note that this is not the equity percentage.

Mr. Paul G. Desmarais also owns personally 1,561,750 SVS of PCC.

II.	OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a 10% or greater voting interest in the following entities:

A.	Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
66.06% - Power Financial Corporation
68.24% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. Inc.
100.0% - GWL&A Financial Inc.
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II
60.0% - Great-West Life & Annuity Insurance Capital, LLC
60.0% - Great-West Life & Annuity Insurance Capital, LLC II
100.0% - Great-West Life & Annuity Insurance Company
100.0% - First Great-West Life & Annuity Insurance Company
100.0% - Advised Assets Group, LLC
100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
100.0% - Emjay Corporation
100.0% - FASCore, LLC
50.0% - Westkin Properties Ltd.
59.92% - Maxim Series Fund, Inc.
100.0% - GW Capital Management, LLC
100.0% - Orchard Trust Company, LLC
100.0% - Lottery Receivables Company One LLC
100.0% - LR Company II, L.L.C.
100.0% - Singer Collateral Trust IV
100.0% - Singer Collateral Trust V
43.87% - 2001 Books Holdings, LLC

B.	Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
66.06% - Power Financial Corporation
68.24% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100% - Great-West Lifeco U.S. Inc.
100% - Putnam Investments, LLC
100.0% - Putnam Acquisition Financing Inc.
100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam U.S. Holdings, LLC
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company (NH)
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam U.S. Holdings I, LLC
100.0% - Putnam Retail Management GP, Inc.
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
80.0% - PanAgora Asset Management, Inc.
100.0% -Putnam GP Inc.
99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)
100.0% - Putnam Investment Holdings, LLC
100.0% - Savings Investments, LLC
100.0% - Putnam Aviation Holdings, LLC
100.0% - Putnam Capital, LLC
80.0% - TH Lee Putnam Capital Management, LLC
100.0% - Putnam International Holdings LLC
100.0% - Putnam Investments Inc. (Canada)
100.0% - Putnam Investments (Ireland) Limited
100.0% - Putnam Investments Australia Pty Limited
100.0% - Putnam Investments Securities Co., Ltd. (Japan)
100.0% - Putnam International Distributors, Ltd. (Cayman)
100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited (U.K.)

C.	The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
66.06% - Power Financial Corporation
68.24% - Great-West Lifeco Inc.
100.0% - 2142540 Ontario Inc.
100.0% - Great-West Lifeco Finance (Delaware) LP
100.0% - Great-West Lifeco Finance (Delaware) LLC
100.0% - 2023308 Ontario Inc.
100.0% - Great-West Life & Annuity Insurance Capital, LP
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
40.0% - Great-West Life & Annuity Insurance Capital, LLC
100.0% - Great-West Life & Annuity Insurance Capital, LP II
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II
40.0% - Great-West Life & Annuity Insurance Capital, LLC II
100.0% - 2171866 Ontario Inc
100.0% - Great-West Lifeco Finance (Delaware) LP II
100.0% - Great-West Lifeco Finance (Delaware) LLC II
100.0% - 2023310 Ontario Inc.
100.0% - 2023311 Ontario Inc.
100.0% - 6109756 Canada Inc.
100.0% - 6922023 Canada Inc.
100.0% - The Great-West Life Assurance Company
71.4% - GWL THL Private Equity I Inc. (28.6% owned by The Canada Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
100.0% - Great-West Investors GP Inc.
100.0% - Great-West Investors LP
100.0% - T.H. Lee Interests
100.0% - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - RA Real Estate Inc.
0.1% RMA Real Estate LP
100.0% - Vertica Resident Services Inc.
100.0% - 2278372 Ontario Inc. (0.0001% interest in NF Real Estate Limited Partnership)
100.0% - GLC Asset Management Group Ltd.
100.0% - 801611 Ontario Limited
100.0% - 118050 Canada Inc.
100.0% - 1213763 Ontario Inc.
99.9% - Riverside II Limited Partnership
70.0% - Kings Cross Shopping Centre Ltd.
100.0% - 681348 Alberta Ltd.
100.0% - The Owner: Condominium Plan No 8510578
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
65.0% - The Walmer Road Limited Partnership
50.0% - Laurier House Apartments Limited
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.1% - Riverside II Limited Partnership
100.0% - High Park Bayview Inc.
75.0% - High Park Bayview Limited Partnership
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100.0% - 647679 B.C. Ltd.
100.0% - Red Mile Acquisitions Inc.
70.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust

70.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd.
(50%) and 1214931 Alberta Ltd. (50%)]
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
100.0% - 1218023 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
70.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
70.0% - KS Village (Millstream) Inc.
70.0% - 0726861 B.C. Ltd.
70.0% - Trop Beau Developments Limited
70.0% - Kelowna Central Park Properties Ltd.
70.0% - Kelowna Central Park Phase II Properties Ltd. 40.0% - PVS Preferred Vision Services

100.0% - London Insurance Group Inc.
100.0% - Trivest Insurance Network Limited
100.0% - London Life Insurance Company
100.00% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
30.0% - Kings Cross Shopping Centre Ltd.
30.0% - 0726861 B.C. Ltd.
30.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
30.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
100.0% - RMAProperty Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. 50%)]
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
100.0% - 1218023 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
30.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
100.0% - 1319399 Ontario Inc.
100.0% - 3853071 Canada Limited
50.0% - Laurier House Apartments Limited
30.0% - Kelowna Central Park Properties Ltd.
30.0% - Kelowna Central Park Phase II Properties Ltd.
30.0% - Trop Beau Developments Limited

100.0% - 4298098 Canada Inc.
100.0% - GWLC Holdings Inc.
100% - GLC Reinsurance Corporation
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
35.0% - The Walmer Road Limited Partnership
100.0% - 177545 Canada Limited
100.0% - Lonlife Financial Services Limited
88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
25.0% - High Park Bayview Limited Partnership
30.0% - KS Village (Millstream) Inc.
100.0% - London Life Financial Corporation
89.4% - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance Company)
100.0% - London Life & General Reinsurance Co. Ltd. (1 share held by London Life & Casualty Reinsurance Corporation and 20,099,999 shares held by London Reinsurance Group Inc.)
100.0% - London Life & Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation
100.0% - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company
15.2% - Books Holdings, LLC (43.87% owned by GWL&A and 2.4% owned by The Canada Life Assurance Company)
100.0% - Canada Life Financial Corporation
100.0% - The Canada Life Assurance Company
100.0% - Canada Life Brasil LTDA
100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings, Limited
100.0% - Canada Life International Services Limited
100.0% - Canada Life International, Limited

100.0% - CLI Institutional Limited
100.0% - Canada Life Irish Holding Company, Limited
100.0% - Lifescape Limited
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
78.67% - Canada Life Assurance Europe Limited
100.0% - Canada Life Europe Management Services, Limited
21.33% - Canada Life Assurance Europe Limited
100.0% - Canada Life Assurance (Ireland), Limited
100.0% - F.S.D. Investments, Limited
100.0% - Canada Life International Re, Limited
100.0% - Canada Life Reinsurance International, Ltd.
100.0% - Canada Life Reinsurance, Ltd.
100.0% - The Canada Life Group (U.K.), Limited
100.0% - Canada Life Pension Managers & Trustees, Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100% - Hotel Operations (Walsall) Limited
100.0% - Canada Life Trustee Services (U.K.), Limited
100.0% - CLFIS (U.K.), Limited
100.0% - Canada Life, Limited
100.0% - Canada Life (U.K.), Limited
100.0% - Albany Life Assurance Company, Limited
100.0% - Canada Life Management (U.K.), Limited
100.0% - Canada Life Services (U.K.), Limited
100.0% - Canada Life Fund Managers (U.K.), Limited

			100.0% -	Canada Life Group Services (U.K.), Limited
			100.0% -	Canada Life Holdings (U.K.), Limited
100.0% - Canada Life Irish Operations, Limited
			100.0% -	Canada Life Ireland Holdings, Limited.
	100.0% -	4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)
		100.0% -	Canada Life Finance (U.K.), Limited
		100.0% -	CLH International Capital Management Hungary, Limited Liability Company
100.0% -	The Canada Life Insurance Company of Canada
	94.4% -	MAM Holdings Inc. (5.6% owned by GWL)
		100.0% -	Mountain Asset Management LLC
100.0% - CL Capital Management (Canada), Inc.
100.0% - GRS Securities, Inc.
100.0% - 587443 Ontario, Inc.
100.0% - Canada Life Mortgage Services, Ltd.
100.0% - Adason Properties, Limited
100.0% - Adason Realty, Ltd.
100.0% - Crown Life Insurance Company
2.4% -	Books Holdings, LLC (43.87% owned by GWL&A and 15.2% owned by The Great-West Life Assurance Company)

D. IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
66.06% - Power Financial Corporation
57.64% - IGM Financial Inc.
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - I.G. International Management Limited
100.0% - I.G. Investment Management (Hong Kong) Limited
100.0% - Investors Group Trust Co. Ltd.
100.0% - 391102 B.C. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - I.G. Investment Management, Ltd.
100% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
19.63% - I.G. (Rockies) Corp.
100.0% - I.G. Investment Corp.
80.37% - I.G. (Rockies) Corp. (19.63% owned by I.G. Investment Management, Ltd.)
100.0% 4400020 Canada Inc. (Dissolution pending)
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Financial Charitable Foundation
25.0% - Strategic Charitable Giving Foundation
100.0% - Execuhold Investment Limited
100.0% - Winfund Software Corp.
100.0% - Anacle I Corporation
100.0% - Mackenzie M.E.F. Management Inc.
100.0% - Canterbury Common Inc.
100.0% - Mackenzie Cundill Investment Management (Bermuda) Ltd.
100.0% - Mackenzie Financial Capital Corporation
100.0% - Multi-Class Investment Corp.
100.0% - MSP 2009 GP Inc.
100.0% - MSP 2010 GP Inc.
100.0% - MMLP GP Inc.
93.90% - Investment Planning Counsel Inc.

100.0%	- IPC Investment Corporation
100.0%	- 9132-2115 Quebec Inc.
100.0%	- IPC Save Inc.
100.0%	- IPC Estate Services Inc.
100.0%	- IPC Securities Corporation
89.36%	- IPC Portfolio Services Inc. (and 10.64% owned by advisors of IPC Portfolio Services Inc.)
100.0% - Counsel Portfolio Services Inc.

E.	Pargesa Holding SA Group of Companies (European investments)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
66.06% - Power Financial Corporation
100.0% - Power Financial Europe B.V.
50.0% - Parjointco N.V.
76.0% - Pargesa Holding SA (56.5% capital)
100.0% - Pargesa Netherlands B.V.
52.0% - Groupe Bruxelles Lambert (50.0% capital)
Capital
6.9% - Suez Environment Company (1)
21.0% - Lafarge (2)
9.8% - Pernod Ricard (1)
0.2% - Iberdrola (1)
10.0% - Arkema (1)
100.0% - Belgian Securities B.V.
Capital
57.0% - Imerys (1)
100.0% - Brussels Securities
Capital
100.0% - Sagerpar
3.8% - Groupe Bruxelles Lambert
100.0% - GBL Overseas Finance N.V.
100.0% - GBL Treasury Center
Capital
100.0% - GBL Energy S.á.r.l.
Capital
4.0% - Total (1)
100.0% - GBL Verwaltung GmbH
100.0% - Immobilière Rue de Namur S.á.r.l.
100.0% - GBL Verwaltung S.à.r.l.
Capital

100.0% - GBL Investments Limited
100.0% - GBL R
5.2% - GDF SUEZ (1)
43.0% - ECP 1
42.4% - ECP 2
100.0% - ECP3
100.0% - Pargesa Compagnie S.A.
100.0% - Pargesa Netherlands B.V.
100.0% - SFPG

(1)	Based on Company’s published capital as of December 31, 2011
(2)	Based on Company’s published capital as of November 30, 2011

F.	Square Victoria Communications Group Inc. Group of Companies (Canadian communications)

Power Corporation of Canada
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltée
100.0% - La Presse, ltée
100.0% 7991347 Canada inc.

100.0% - Gesca Ventes Média Ltée
100.0% - Gesca Numérique Ltée
100.0% - 3855082 Canada Inc.
100.0% - Cyberpresse inc.
100.0% - 6645119 Canada Inc.
100.0% - Les Éditions La Presse II Inc.
100.0% - 3819787 Canada Inc.
100.0% - 3834310 Canada Inc.
20.0% - 3859282 Canada Inc.
100.0% - Square Victoria Digital Properties inc.
100.0% - 4400046 Canada Inc.
68.96% - 9059-2114 Québec Inc.
83.3 % VR Estates Inc.
97.74% - DuProprio Inc.
16.7% - VR Estates Inc.
100% - 0757075 B.C. Ltd.
0.1% - Lower Mainland Comfree LP
99.9% - Lower Mainland Comfree LP
100% - Comfree Commission Free Realty Inc.
100% - CF Real Estate First Inc.
100% - CF Real Estate Max Inc.
100% - CF Real Estate Ontario Inc.
100% - CF Real Estate Maritimes Inc.
100% - DP Immobilier Québec Inc.
100.0% - Les Productions La Presse Télé Ltée
100.0% - La Presse Télé Ltée
100.0% - La Presse Télé II Ltée
100.0% - La Presse Télé III Ltée
100.0% - Les Éditions Gesca Ltée
100.0% - Groupe Espaces Inc.
100.0% - Les Éditions La Presse Ltée
100.0% - (W.illi.am) 6657443 Canada Inc.
100.0% - 7787146 Canada Inc. (lerenard.ca)
3.81% - Acquisio Inc.
50.0% - Workopolis Canada
25.0% - Olive Média
100.0% - Attitude Digitale Inc.
100.0% - Square Victoria C.P. Holding Inc.
33.3% - Canadian Press Enterprises Inc.
100.0% - Broadcast News Limited
100.0% - Press News Limited
100.0% - Pagemasters North America Inc.
100.0% - 7575343 Canada Inc.

G.	Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
25.0% - Barrick Power Gold Corporation of China Limited
100.0% - Power Pacific Mauritius Limited
7.88% - Vimicro International Corporation
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
4.3% - CITIC Pacific Limited
5.8% - Yaolan Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited

H.	Other PCC Companies

Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Power Tek, LLC
100% - 3540529 Canada Inc.
100.0% - Gelprim Inc.
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Victoria Square Ventures Inc.
13.76% - Bellus Health Inc.
31.1% Potentia Solar Inc.
25% Les Remparts de Québec
100.0% - Power Communications Inc.
100.0% - Brazeau River Resources Investments Inc.
100.0% - Communications BP S.A.R.L
100.0% - PCC Industrial (1993) Corporation
100.0% - Power Corporation International
100.0% - 3249531 Canada Inc.
100% - Sagard Capital Partners GP, Inc.
100.0% - Sagard Capital Partners, L.P.
100.0% - Power Corporation of Canada Inc.
100.0% - Square Victoria Real Estate Inc.
100.0% - PL S.A.
100.0% - 4190297 Canada Inc.
100% Sagard Capital Partners Management Corp.
100.0% - Sagard S.A.S.
100.0% - Marquette Communications (1997) Corporation
3.6% - Mitel Networks Corporation
100.0% - 4507037 Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - 4524799 Canada Inc.
100.0% - 4524802 Canada Inc.

I.	Other PFC Companies

Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - 4400020 Canada Inc.
100.0% - 4507045 Canada Inc.
100.0% - 4507088 Canada Inc.
100.0% - Power Financial Capital Corporation
100.0% - 7973594 Canada Inc.
100.0% - 7973683 Canada Inc.
100.0% - 7974019 Canada Inc.

Item 30.	Indemnification

Registrant’s Articles of Amendment and Restatement provides as follows:

Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland.

Maryland Code, Corporations and Associations, §2-418provides:

(a)(1) In this section the following words have the meanings indicated.

(2) “Corporation” includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

(3) “Director” means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, limited liability company, other enterprise, or employee benefit plan.

(4)	“Expenses” include attorney’s fees.

(5)(i) “Official capacity” means:

(1) When used with respect to a director, the office of director in the corporation; and

(2) When used with respect to a person other than a director as contemplated in subsection (j) of this section, the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

(ii) “Official capacity” does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

(6) “Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7) “Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

(b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

(i)     The act or omission of the director was material to the matter giving rise to the proceeding; and

1. Was committed in bad faith; or

2. Was the result of active and deliberate dishonesty; or

(ii)     The director actually received an improper personal benefit in money, property, or services; or

(iii)    In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

(2)                (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

(ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

(3)        (i)    The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

(ii)    The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

(4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

(i)    For a proceeding brought to enforce indemnification under this section; or

(ii)    If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

(c) A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

(d) Unless limited by the charter:

(1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section, or in the defense of any claim, issue, or matter in the proceeding, shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding, claim, issue, or matter in which the director has been successful.

(2) A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

(i)    If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

(ii)    If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) of this section shall be limited to expenses.

(3)    A court of appropriate jurisdiction may be the same court in which the proceeding involving the director’s liability took place.

(e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

(2) Such determination shall be made:

(i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of one or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

(ii) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

(iii) By the stockholders.

(3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in paragraph (2)(ii) of this subsection for selection of such counsel.

(4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

(f)(1)    Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

(i)    A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

(ii)    A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

(2)    The undertaking required by paragraph (1)(ii) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

(3)    Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e)(2) of this section.

(g)    The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(h)    This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

(i)    For purposes of this section:

(1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director’s duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;

(2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

(3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director’s duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

(j) Unless limited by the charter:

(1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d) of this section;

(2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

(3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

(k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

(2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

(3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

(l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders’ meeting or prior to the meeting.

Item 31.	Business and Other Connections of Investment Adviser

Registrant’s investment adviser, GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). MCM provides investment advisory services to various unregistered separate accounts of GWL&A. The managers and officers of MCM have held, during the past two fiscal years, the following positions of a substantial nature.

Name	Position(s)

S.M. Corbett

Executive Vice President and Chief Investment Officer, Great-West Lifeco Inc., GWL&A Financial Inc., GWL&A, and First Great-West Life & Annuity Insurance Company; Executive Vice President and Chief Investment Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, Crown Life Insurance Company, and London Life Insurance Company; Chairman and President, MCM; Manager, Advised Assets Group, LLC

C.P. Nelson

Executive Vice President, Retirement Services, GWL&A, and First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, MCM; Director, Maxim Series Fund, Inc.

R.K. Shaw

Executive Vice President, Individual Markets, GWL&A, and First Great-West Life & Annuity Insurance Company; Executive Vice President, Individual Markets, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, Crown Life Insurance Company, and London Life Insurance Company; Manager and Executive Vice President, Individual/Institutional, FASCore, LLC; Manager, Advised Assets Group, LLC, and MCM; Director, Emjay Corporation; Director and Executive Vice President, GWFS Equities, Inc.

C.S. Tocher	Senior Vice President, Investments, GWL&A; Manager and Senior Vice President, Investments, MCM; Manager and Senior Vice President, Orchard Trust Company, LLC

J. Van Harmelen	Senior Vice President and Controller, GWL&A; Manager, FASCore, LLC and MCM

D.G. McLeod	Senior Vice President, Product Management, GWL&A; Manager, Vice President and Managing Director, Advised Assets Group, LLC; Managing Director, Maxim Series Fund, Inc. and MCM

B.A. Byrne

Chief Compliance Officer, Chief Legal Counsel, Financial Services, GWL&A and First Great-West Life & Annuity Insurance Company; Chief Compliance Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, Crown Life Insurance Company, and London Life Insurance Company; Secretary and Chief Compliance Officer, GWFS Equities, Inc.; Chief Compliance Officer, Advised Assets Group, LLC; Chief Legal Officer and Secretary, FASCore, LLC; Chief Legal Counsel and Chief Compliance Officer, Maxim Series Fund, Inc. and MCM.

M.C. Maiers

Vice President, Investment Operations, GWL&A and First-Great-West Life & Annuity Insurance Company; Vice President and Treasurer, GWFS Equities, Inc. and Orchard Trust Company, LLC; Chief Financial Officer & Treasurer, Maxim Series Fund, Inc. and MCM.

R.L. Logsdon	Assistant Vice President & Counsel, GWL&A; Assistant Vice President, Counsel & Secretary, Maxim Series Fund, Inc. and MCM.

Item 32.	Principal Underwriter

(a) GWFS Equities, Inc. serves as the principal underwriter for the Registrant. GWFS Equities, Inc. also serves as distributor or principal underwriter for certain variable contracts issued by GWL&A and First Great-West Life & Annuity Insurance Company (“First GWL&A”) through the following separate accounts: Maxim Series Account of GWL&A, FutureFunds Series Account of GWL&A, Variable Annuity-1 Series Account of GWL&A, COLI VUL-2 Series Account of GWL&A, COLI VUL-4 Series Account of GWL&A, Variable Annuity-2 Series Account of GWL&A (formerly Varifund Variable Annuity Account of GWL&A), Trillium Variable Annuity Account of GWL&A, Prestige Variable Life Account of GWL&A, Variable Annuity-1 Series Account of First GWL&A, Variable Annuity-2 Series Account of First GWL&A, Variable Annuity-3 Series Account of First GWL&A, COLI VUL-2 Series Account of First GWL&A and COLI VUL-4 Series Account of First GWL&A.

(b)

Name	Principal Business Address	Position and Offices with Underwriter	Position and Offices with Fund
C. P. Nelson	8515 East Orchard Road Greenwood Village, CO 80111	Chairman, President and Chief Executive Officer	Director
R. K. Shaw	8515 East Orchard Road Greenwood Village, CO 80111	Director, Executive Vice President
W.S. Harmon	8515 East Orchard Road Greenwood Village, CO 80111	Director and Senior Vice President
G. E. Seller	18101 Von Karman Ave. Suite 1460 Irvine, CA 92715	Director and Senior Vice President
S.A. Bendrick	8515 East Orchard Road Greenwood Village, CO 80111	Director and Vice President
C. H. Cumming	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
M. R. Edwards	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
R.J. Laeyendecker	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
C. Bergeon	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
B.A. Byrne	8525 East Orchard Road Greenwood Village, CO 80111	Secretary and Chief Compliance Officer	Chief Legal Counsel and Chief Compliance Officer
S.A. Ghazaleh	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
S.M. Gile	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
M. C. Maiers	8515 East Orchard Road Greenwood Village, CO 80111	Vice President & Treasurer	Chief Financial Officer &Treasurer
B. Neese	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
T. L. Luiz	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer

Item 33.	Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of: Maxim Series Fund, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111; or GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, 8515 East Orchard Road, Greenwood Village, Colorado 80111; or with certain registered service providers of Maxim pursuant to Section 31(a) of the Investment Company Act of 1940 and/or Section 17 of the Securities and Exchange Act of 1934.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village, and State of Colorado on the 15th day of August 2012.

MAXIM SERIES FUND, INC.
(Registrant)

By:	/s/ M.T.G. Graye
M.T.G. Graye, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ M.T.G. Graye M.T.G. Graye	Chairman, President and Chief Executive Officer	August 15, 2012

/s/ C.P. Nelson C.P. Nelson	Director	August 15, 2012

/s/ G.H. Klapper G.H. Klapper*	Director	August 15, 2012

/s/ S.G. McConahey S.G. McConahey*	Director	August 15, 2012

/s/ S. Zisman S. Zisman*	Director	August 15, 2012

/s/ M.C. Maiers M.C. Maiers	Chief Financial Officer & Treasurer	August 15, 2012

*By:	/s/ B. A. Byrne	August 15, 2012
B.A. Byrne
Attorney-in-fact

Power of Attorney for Mr. Zisman is incorporated by reference to Registrant’s Post-Effective Amendment No. 52 to the Registration Statement filed on June 25, 1997 (File No. 2-77503). Power of Attorney for

Ms. Klapper is incorporated by reference to Registrant’s Post-Effective Amendment No. 95 to the Registration Statement filed on February 13, 2009 (File No. 2-77503). Power of Attorney for Mr. McConahey is incorporated by reference to Registrant’s Post-Effective Amendment No. 109 to the Registration Statement filed on March 25, 2011 (File No. 2-77503).